PROSPECTUS

4,400,000 Shares

Common Stock

$25.00 per share

Investment Company. StoneCastle Financial Corp. (“we,” “us” or “our”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “Investment Company Act”). We intend to elect to be treated, and intend to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) commencing with the filing of our income tax return for the taxable year ending December 31, 2013. We will be managed by StoneCastle Asset Management LLC (the “Advisor”), a subsidiary of Stone Castle Partners, LLC (“StoneCastle Partners”), a leading asset management firm that invests in community banks throughout the United States. StoneCastle Partners and its subsidiaries currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks.

Investment Objectives. Our primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation, through preferred equity, subordinated debt and common equity investments in U.S. domiciled community banks. See “Community Banking Sector Focus.” We may also invest in similar securities of larger U.S. domiciled banks to a lesser extent. There can be no assurance that we will achieve our investment objectives.

Investment Strategy. We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks, through investments in numerous issuers differentiated by asset sizes, business models and geographies, and we will seek to finance our portfolio primarily with the proceeds of this equity offering and future equity offerings. We may also incur leverage to the extent permitted by the Investment Company Act. See “Leverage.”

Our Advisor and/or its affiliates and certain of their employees have committed to purchase directly from us 1% of the common stock sold in this offering at the offering price.

No Prior Trading History. Prior to this offering, there has been no public or private market for our common stock. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as a “discount”), which may increase investor risk of loss. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of this initial public offering.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 54 of this prospectus.

	Per Share	Total(1)
Public Offering Price	$25.00	$110,000,000
Sales Load(2)	$1.25	$5,500,000
Estimated offering expenses	$0.25	$1,110,000
Proceeds, after expenses, to us	$23.50	$103,390,000

(1)	The underwriters named in this prospectus have the option to purchase up to 660,000 additional shares of common stock at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to us will be 126,500,000, 6,325,000 and 119,065,000, respectively.
(2)	The sales load, which is a one-time fee, represents the underwriting discounts and commissions for the common stock sold in this offering. We refer you to “Underwriting” on page 98 for additional information regarding total underwriter compensation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common stock to purchasers on or about November 13, 2013.

Keefe, Bruyette & Woods A Stifel Company	Baird	Oppenheimer & Co.

BB&T Capital Markets	Halliday Financial	JMP Securities	Pershing LLC	Sterne Agee	Wunderlich Securities

Williams Trading LLC	Ascendiant Capital Markets, LLC

The date of this prospectus is November 6, 2013.

Exchange Listing. We expect to list our common stock on the NASDAQ Global Select Market under the trading or “ticker” symbol “BANX.”

Leverage. We may incur leverage to the extent permitted by the Investment Company Act. As a result, we will limit (i) leverage from debt securities to one-third of our total assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by our debt securities and preferred stock, each in accordance with the requirements of the Investment Company Act. We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, repurchase agreements and other borrowings. Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock.

Leverage is a speculative technique that may adversely affect our earnings or book value. If the return on assets acquired with borrowed funds or other leveraged proceeds does not exceed the cost of the leverage and our cost of operations, then the incurrence of such leverage could cause us to lose money. Because our Advisor’s fee is based on total assets (including any assets acquired with the proceeds of leverage), our Advisor’s fee will be higher if we utilize leverage. The use of such leverage involves significant risks. See “Risk Factors—Risks Related to Our Operations.” We may utilize derivatives in order to hedge against interest rate changes associated with our use of leverage. See “Derivative Transactions.”

This prospectus sets forth information about us that a prospective investor should know before investing. You should read this prospectus and retain it for future reference. We have filed a Statement of Additional Information, dated November 1, 2013, containing additional information about us with the Securities and Exchange Commission (the “SEC”) which is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information and our future annual and semi-annual reports by calling us at (212) 354-6500 or by writing to us at 152 West 57th Street, 35th Floor, New York, New York 10019. You can also obtain a copy of our Statement of Additional Information and our future annual and semi-annual reports to stockholders on our website at www.stonecastle-financial.com. Information included on our website is not incorporated into this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. The SEC charges a fee for copies. You can obtain the same information free from the SEC’s website (http://www.sec.gov), on which you may view our Statement of Additional Information, all materials incorporated by reference and other information about us. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street N.E., Room 1580, Washington, D.C. 20549.

Our common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with any different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

Until December 1, 2013 (25 days after the date of this prospectus) all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

PROSPECTUS SUMMARY

The following summary highlights information contained elsewhere in this prospectus. You should read the entire prospectus, including “Risk Factors,” before making a decision to invest in our common stock. This summary may not contain all of the information that you should consider before investing in shares of common stock of StoneCastle Financial Corp. In the prospectus, unless the context suggests otherwise, references to “we,” “us,” “Company,” “our company” or “our” refer to StoneCastle Financial Corp., a Delaware corporation and its subsidiaries; references to “Advisor” mean Stone Castle Asset Management LLC, a Delaware limited liability company; references to “StoneCastle Partners” mean Stone Castle Partners, LLC, the parent of StoneCastle Asset Management LLC, our Advisor; and references to “common stock” or “shares” mean the common stock of StoneCastle Financial Corp.

The Company

StoneCastle Financial Corp. is a newly organized Delaware corporation established to continue and expand the business of StoneCastle Partners, which commenced operations in 2003, making investments in community banks located throughout the United States. Our investment objective is to provide stockholders with current income and capital appreciation. We anticipate focusing investments on preferred stock, subordinated debt, convertible securities and, to a lesser extent, common equity that will generally be expected to pay us dividends and interest on a current basis and generate capital gains over time. We will seek to enhance our returns through the use of warrants, options or other equity conversion features.

We expect that the closing of our initial public offering will occur on or around November 13, 2013. We intend to elect to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code commencing with the filing of our income tax return for the taxable year ending December 31, 2013.

Investment Objectives

Our primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation, through preferred equity, subordinated debt and common equity investments in U.S. domiciled banks, primarily community banks. See “—Community Banking Sector Focus.”

Our Advisor

StoneCastle Asset Management LLC, an SEC-registered investment adviser dedicated to the community banking sector that was formed on November 14, 2012, will manage our assets. Our Advisor is registered with the SEC under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). Our Advisor’s affiliate, StoneCastle Advisors, LLC, also is an SEC-registered investment adviser registered under the Investment Advisers Act and was formed in 2004. While we have no operating experience, and our Advisor has no advisory experience, our Advisor will be staffed with investment professionals from its affiliates, which collectively manage one of the largest portfolios of assets dedicated to the U.S. community banking sector, with a ten-year history of investing in trust preferred capital securities issued by, or, other obligations of, community, regional and money center banks. StoneCastle Partners and its subsidiaries currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks. Our Advisor’s investment philosophy is grounded in disciplined, fundamental, bottom-up credit and investment analysis. We will use our Advisor’s existing community banking infrastructure to identify attractive investment opportunities and to underwrite and monitor our investment portfolio.

Our Advisor is wholly-owned by StoneCastle Partners. StoneCastle Partners is managed by its two Managing Partners, Joshua S. Siegel (founder & CEO) and George Shilowitz (Managing Partner). Charlesbank Capital Partners, LLC, a leading private equity investment manager, and CIBC Capital Corporation (“CIBC Capital”), a subsidiary of Canadian Imperial Bank of Commerce, own minority interests in StoneCastle Partners.

Each of our Advisor’s investment decisions will be reviewed and approved for us by our Advisor’s investment committee, the members of which may also act as the investment committee for other investment vehicles managed by our Advisor or its affiliates. Our Advisor’s two senior officers, Messrs. Siegel and Shilowitz, each have 17 years of experience advising and investing in financial institutions, investing in financial assets and building financial services companies.

Our Advisor has entered into a staffing agreement (the “Staffing Agreement”) with StoneCastle Partners and several of its affiliates. Under the Staffing Agreement, these companies will make experienced investment professionals available to our Advisor and provide our Advisor access to the senior investment personnel of StoneCastle Partners and its affiliates. Our Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of StoneCastle Partners’ investment professionals. Biographical information for key members of our Advisor’s investment team is set forth below under “Management—Biographical Information.” As our investment adviser, our Advisor is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that our Advisor will allocate such opportunities to us fairly or equitably in the short-term or over time. Our board of directors is charged with protecting our interests by monitoring how our Advisor addresses these and other conflicts of interest associated with its management services and compensation.

Community Banking Sector Focus

We intend to pursue our investment objective by investing principally in public and privately-held community banks located throughout the United States. For the purpose of our investment objectives and this prospectus, we define “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of March 31, 2013, the community banking sector is a highly fragmented $2.9 trillion industry, comprised of over 6,900 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks generally have simple, straightforward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years, and have survived many economic cycles, including the most recent financial crisis. We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks, through investments in numerous issuers differentiated by asset sizes, business models and geographies.

Market Opportunity

We believe that the community banking sector is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. The Company has been formed to invest in the ongoing capital needs of community banks. We believe that the environment for investing in community banks is attractive for the following reasons:

•

Long-Term Resiliency of Community Banks. The community banking industry has a long history of resiliency and historically has exhibited a low rate of failure. According to data from the FDIC, since 1934, FDIC insured banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in 1938 (Great Depression). We believe that these figures are comparable with Baa and Ba Moody’s rated corporate bond default rates, which have experienced an average annual default rate since 1920 of approximately 0.27% for Moody’s Baa-rated corporate bonds and 1.07% for Ba-rated bonds, with the highest one year default rates of 2.01% and 11.48%, for Baa-rated and Ba-rated corporate bonds, respectively, as reported in Annual Default Study: Corporate Default and Recovery Rates, 1920-2012 released on February 28, 2013.

•	Greater Equity Cushions. While community banks are generally subject to the same regulations as their larger competitors, community banks have historically maintained significantly larger amounts of equity capital. Given that community banks do not typically have access to different forms of capital from the public markets, most equity in community banks is comprised of common equity, a form considered of the highest quality by federal and state banking regulators. As of December 31, 2012, banks with less than $10 billion of assets maintained Tier 1 risk-based capital ratios 24% higher than banks with more than $10 billion of assets. Given that banks over $10 billion have 45% higher non-current loans to loans (3.86% vs. 2.67%), community banks generally have significantly better equity cushions than their larger competitors.
•	Large Fragmented Market. Community banks collectively control in excess of $2.9 trillion of financial assets. Despite significant industry consolidation since 1980, as of March 31, 2013 there are still more than 7,000 FDIC-insured banks in the United States. More than 98% of these banks have less than $10 billion of assets and many only service their local communities. The highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.
•	Robust Demand for Capital. Regulatory changes are requiring all banks to hold increased levels of capital. This requirement creates what we believe to be strong demand for capital in the form of preferred equity, subordinated debt and common equity. Further, capital is needed to facilitate ongoing consolidation within the banking industry, including acquisitions of failed banks from the FDIC. Lastly, organic growth of well-positioned institutions also supports demand. Our Advisor estimates that the community banking sector will require more than $50 billion of capital over the next several years to facilitate (i) compliance with heightened regulatory capital ratios, (ii) acquisition of competitors and failed banks and (iii) organic asset growth. This estimate is in part based on the size of the trust preferred CDO market and the phase out of trust preferred securities from the definition of Tier 1 capital.
•	Constrained Supply of Capital. We believe that the supply of new capital available to community banks is extremely constrained and will remain so for many years. We also believe that there are many community banks with well-established franchises and cash flow characteristics that are not attracting capital from private equity or other institutional investors because: (i) they are perceived by such investors as risky due to their size; (ii) the companies are located in rural or niche markets that are unfamiliar to institutional investors; or (iii) the investments in these companies are too small given (a) the size of the target companies and (b) limitations on majority ownership dictated by certain banking regulations. We believe that these companies represent attractive investment candidates for us. We believe that this lack of institutional investor interest and the inability of most community banks to access the capital markets will enable us to invest at attractive pricing levels.
•	Sector Overlooked by Institutional Capital Providers. We believe that many investors historically have avoided investing in community banks due to the small size of these banks, their heavy regulation, Bank Holding Company Act of 1956, as amended (the “Bank Holding Company Act”), ownership restrictions and the perception that community banks are riskier than larger financial institutions. In addition, many capital providers lack the necessary technical expertise to evaluate the quality of the small- and mid-sized privately-held community banks and lack a network of relationships to identify attractive opportunities.

•	Favorable Market Conditions. We believe that the substantial re-pricing of risk resulting from the recent financial crisis along with significantly improved bank balance sheets since the worst period of the crisis has created an ideal environment for us to begin our investment activities. Bank failures and unprecedented losses by large money-center banks and investment banks related to sub-prime mortgages and other higher risk financial products have “painted all banks with a negative brush.” As a consequence, valuations of financial institutions have declined substantially, allowing potential investors to dictate favorable terms.

Competitive Advantages

We believe that our exclusive focus on the community banking sector provides us with a significant competitive advantage relative to non-specialized investors. We believe that we are well-suited to meet the capital needs of the community banking sector for the following reasons:

•	Experience in the Community Banking Sector. StoneCastle Partners’ current investment platform will provide us with significant advantages in sourcing, evaluating, executing and managing investments. Our Advisor’s affiliate, StoneCastle Partners and its subsidiaries currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks.
•	Substantial Access to Deal Flow. In order to execute our business strategy, we will rely on our Advisor’s and its affiliates’ strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association (“ABA”). Pursuant to the agreements governing these relationships, CAB Marketing, LLC will assist us with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to us a license to use the CAB name, “Corporation for American Banking,” in connection with our investment program. We may use this name in connection with the foregoing promotion and identification activities including emails, press releases, events and due diligence questionnaires targeting ABA members. Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that StoneCastle Partners’ and CAB, L.L.C.’s large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.
•	Experienced Management Team. StoneCastle Partners and its affiliates are led by StoneCastle Partners’ two Managing Partners, Joshua S. Siegel and George Shilowitz, and collectively have approximately 40 employees. Our investment team is comprised of professionals who have substantial expertise investing in community banks, and includes former senior bankers, credit officers, private equity investors, rating agency analysts, bank examiners, fixed income specialists and attorneys.
•	Specialized / Proprietary Systems. During the past decade, StoneCastle Partners has invested substantial funds and resources into the development of its proprietary analytic systems/database that is dedicated to analyzing banks (the “RAMPART” systems). RAMPART currently tracks and analyzes every bank in the U.S. and provides our investment professionals with significant operational leverage, allowing our team to sort through vast amounts of data to screen for potential investments. We know of few institutional investors that have developed infrastructure comparable to that of StoneCastle Partners and its affiliates.

•	Disciplined Investment Philosophy and Risk Management. Our Advisor’s senior investment professionals have substantial experience structuring investments that balance the needs of community banks with appropriate levels of risk control. Our Advisor’s investment approach for us will emphasize current income and appropriate levels of long-term capital appreciation. Given that we expect a significant portion of our investments to be fixed income-like (including preferred stock), preservation of capital is our priority and we seek to minimize downside risk by investing in banks that exhibit the potential for long-term stability (See “The Company—Investment Process and Due Diligence”).
•	Few Organized Competitors. We believe that several factors render many U.S. investors and financial institutions ill-suited to lend to or invest in community banks. Historically, the relatively small size of individual community banks and certain regulatory requirements limiting control have deterred many institutional investors, including private equity investors, from making those investments. As a consequence, few institutional investors have developed and possess the specialized skills and infrastructure to efficiently analyze and monitor investments in community banks on a large scale. Based on the experience of our management team, investing in community banks requires specialized skills and infrastructure, including: (i) the ability to analyze small community banking institutions and the local economies in which they do business; (ii) specialized systems to analyze and track vast amounts of bank performance data; (iii) a deep understanding and working relationship with state and federal regulators that oversee community banks; and (iv) brand awareness within the community banking industry and a strong reputation as a long-term partner that understands the needs of community banks.
•	Extended Investment Horizon. Unlike private equity investors, we will not be subject to standard periodic capital return requirements. These provisions often force private equity investors to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might prefer, potentially resulting in both a lower overall return to investors. We believe that our flexibility to make investments with a long-term view, and without the capital return requirements of traditional private investment funds, will provide us with the opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

Our business strategy will focus on minimizing risk by using a disciplined underwriting process in providing capital to community banks. We intend to focus on investing in community banks that exhibit the following characteristics:

•	Experienced Management. We will seek to invest in community banks with management teams or sponsors that are experienced in running local banking businesses and managing risk. We will seek community banks that have a particular market focus, expertise in that market and a track record of success. Further, we will seek senior management teams with significant ties to their local communities.
•	Stability of Earnings. We will seek to invest in community banks with the potential to generate stable cash flows over long periods of time, and therefore we will seek out institutions that have a defined lending strategy and predictable sources of interest revenues, stable sources of deposits and predictable expenses.
•	Stability of Market. We will seek to invest in community banks whose core business is conducted in one or more geographic markets that have sustainable local economics. The market characteristics we will seek include stable or growing employment bases and favorable long-term demographic trends, among other characteristics.

•	Growth Opportunities. We will seek to invest in healthy community banks headquartered in markets which provide significant organic growth opportunities or headquartered in highly fragmented markets where industry consolidation is likely providing the opportunity for community banks to grow through acquisitions of smaller competitors.
•	Strong Competitive Position. We intend to focus on community banks that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We will seek to invest in companies that demonstrate competitive advantages that should help to protect and potentially expand their market position and profitability. Typically, we would not expect to invest in de novo institutions or community banks having highly speculative business plans.
•	Visibility of Exit. When investing in common equity, we will seek investments that are likely to result in an exit opportunity. Exits may come through the conversion of an investment into public shares, an initial public offering of shares by the bank, the sale of the bank or the repurchase of shares by the bank or another financial investor.

Potential Investments and Initial Portfolio

We intend to create a portfolio primarily comprised of securities issued by community banks by investing in public and privately held banks, initially in amounts generally ranging between approximately $5 million to $20 million each (unless our investment size is otherwise constrained or expanded by applicable law, rule or regulation). We have an existing pipeline of potential investments of up to $250 million in the aggregate that meet our criteria, consisting primarily of preferred stock, and to a lesser extent, subordinated debt and common equity. We will invest in accordance with our Advisor’s investment policy in primarily the following assets:

TARP Assets: We are seeking to acquire one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Department of the Treasury’s (“U.S. Treasury”) Troubled Asset Relief Program (“TARP”) Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of perpetual preferred stock in 2008 and 2009 (“TARP Preferred”) and approximately $2.5 billion in TARP Preferred issued by approximately 170 institutions remains outstanding. The U.S. Treasury is in the process of selling its TARP Preferred holdings through an auction process in which we will seek to participate. We will also seek to purchase these securities through secondary market transactions. We believe that there are approximately 65 issuers in this program that meet our investment criteria, totaling approximately $1 billion of target assets.

Preferred and Common Equity Assets: We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from $5 million to $20 million per investment. Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars. We expect to consummate these potential investments in the first six months following this offering. In connection with our investments, we may also receive options or warrants to purchase common or preferred equity.

Initial Portfolio: We have entered into a purchase and sale agreement (the “PSA”) to acquire a portfolio of securities from an unaffiliated institutional asset manager, subject to the closing of this offering, consisting of cumulative TARP Preferred securities issued by five bank holding companies (the “Initial Portfolio”).

Subject to adjustment as described in the PSA, the purchase price for the Initial Portfolio will be equal to the aggregate outstanding par amount of the Initial Portfolio (approximately $74.3 million) plus accrued but unpaid dividends. Our Advisor selected the Initial Portfolio because it believes that the purchase of these securities is consistent with our investment objectives and because it will expedite our ability to deploy the proceeds of this offering.

We have amended the PSA to provide that the seller of the Initial Portfolio may terminate the PSA if we have not closed on the purchase of the Initial Portfolio prior to November 22, 2013. We may extend the deadline for the closing beyond November 22, 2013 by mutual agreement with the seller. In addition, the seller may sell the Initial Portfolio to third parties at any time in the case of a credit event, as defined in the PSA, or if the seller receives an unsolicited offer to purchase the Initial Portfolio at a higher price than our purchase price, subject to our right of first refusal to match any such unsolicited offer. In the case of a Credit Event, as defined in the PSA, we may elect to not purchase some or all of the securities in the Initial Portfolio.

The foregoing description of the PSA is qualified by reference to the copy of the PSA filed as an exhibit to the registration statement. While we intend to consummate the purchase of the entire Initial Portfolio shortly after the closing of this offering, we cannot assure you that we will make such acquisition in a timely manner, in whole or in part.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Advisor believes have the ability to pay dividends or interest on the securities, and/or that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest. While we do not intend to invest a significant portion of our funds in institutions that do not meet the foregoing criteria, we may invest in institutions that our Advisor believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long term subordinated debt securities), and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Regulatory capital regulations adopted in response to the Dodd-Frank Act and the Basel III Accord require banks to, among other things, maintain higher Tier 1 capital and leverage ratios. These regulations also generally require that, in order to qualify as Tier 1 capital, preferred stock must be non-cumulative in nature (only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital). We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. While these existing and any future regulatory capital requirements may cause community banks to raise additional capital, the requirement to comply with these regulations may make some community banks less likely to pay dividends on preferred stock and common stock.

In addition, future changes in regulatory capital regulations may negatively or positively affect our investments and may subject us to additional pre-payment and capital redeployment risk.

Most of our assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we would be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to the value at which we carry it. We believe that a majority of the investments we will make will not be rated by a nationally recognized statistical rating organization (“NRSRO”). If such investments were rated by a NRSRO, we believe they may be rated below investment grade.

Leverage

We expect to borrow to fund our investment activities, which is also known as utilizing leverage. While we may enter into borrowing arrangements with banks or other lenders that are unsecured, we may also fund a portion of our investments by secured debt facilities. Additionally, we may create one or more wholly-owned special purpose subsidiaries to facilitate secured borrowing structures.

We intend to borrow to fund a portion of our assets and will limit our overall borrowing to meet the limitations set forth under the Investment Company Act. As a result, we will limit our total debt securities to one third of our total assets, including the proceeds of such debt securities. In addition, while we have no present intention to issue preferred stock, our certificate of incorporation authorizes us to do so. The Investment Company Act limits the amount of preferred stock that we may issue.

In order to reduce the interest rate and credit risks associated with our investments and use of leverage, we expect to utilize derivatives including interest rate swaps, caps, floors and forward transactions and credit default swaps, total return swaps and credit-linked notes. In addition, we may utilize futures and warrants in order to hedge against changes in market prices of the securities of the publicly-traded banks in which we invest.

Conflicts of Interest

Our Advisor will be subject to certain conflicts of interest in our management. These conflicts will arise primarily from the involvement of our Advisor and its affiliates in other activities that may conflict with our activities. Our Advisor and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interest of the holders of our common stock. Other present and future activities of our Advisor and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us.

Our Advisor’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities to our Advisor’s clients over time. As a result of our Advisor’s allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Advisor has agreed with us that it will allocate opportunities among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time.

Our board of directors is charged with protecting our interests by monitoring how our advisor addresses these and other conflicts of interest associated with its management services and compensation.

Corporate Information

Our principal executive offices are located at 152 West 57th Street, 35th Floor, New York, New York 10019. Our telephone number is (212) 354-6500.

Advisor Information

The offices of our Advisor are located at 152 West 57th Street, 35th Floor, New York, New York 10019. The telephone number for our Advisor is (212) 354-6500.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors, and our common stock is not intended to be a complete investment program. Our common stock is designed as a long-term investment and not as a trading vehicle. Our common stock may be an appropriate investment for investors who are seeking:

•	potential recurring dividend and interest cash flow;
•	an investment company focused primarily on the community bank sector;
•	an investment company whose capital structure may be significantly leveraged;
•	an investment company that will initially invest in preferred equity, subordinated debt and common equity;
•	an investment company that may be suitable for retirement or other tax exempt accounts; and
•	professional securities selection and active management by an experienced adviser.

An investment in our common stock involves risk, and we urge you to consult your tax and legal advisers before making an investment in our common stock. You could lose some or all of your investment. See “Risk Factors.”

An investment in our common stock involves significant risks, including:

Risks Related to Our Operations

•	We have no operating history; our Advisor has no advisory experience, and there can be no assurance that we will achieve our business objectives.
•	Our performance is highly dependent on our Advisor.
•	Most of our assets will be illiquid, and their fair value may not be readily determinable.
•	Our Advisor may rely on assumptions that prove to be incorrect.
•	Our Advisor and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.
•	We will operate with leverage, which may adversely affect our return on our assets and may reduce cash available for distribution.
•	Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is uncertainty as to the value of our investments.
•	Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk.
•	We may compete with a number of other prospective investors for desirable investment opportunities.
•	We may initially generate low or negative rates of return on capital, and we may not be able to execute our business plans as quickly as expected, if at all.
•	We may not consummate our intended purchase of TARP Preferred securities.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
•	Our quarterly results may fluctuate.
•	Derivatives transactions may limit our income or result in losses.

•	Financing arrangements with lenders or preferred shareholders may limit our ability to make dividend payments to our stockholders.
•	We may change our business strategy and operational policies without stockholder consent, which may result in a determination to pursue riskier business activities.
•	Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.
•	Legal and regulatory changes could occur that may adversely affect us.
•	We may be required to register as a commodity pool operator.
•	Market fluctuations caused by force majeure, terrorism or certain other acts may adversely affect our performance.
•	Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.
•	We will invest primarily in unrated and illiquid securities.

Risks Related to Investing in Community Banking Sector

•	Our assets will be concentrated in the banking sector, potentially exposing us to greater risks than companies that invest in multiple sectors.
•	We will invest in equity and debt securities issued by community banks, subjecting us to unique risks.
•	All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.
•	We expect to create a portfolio of securities, focused on the bank market, with an emphasis on community banks, which would make us more economically vulnerable in the event of a downturn in the banking industry.
•	A large number of community banks may fail during times of economic stress.
•	We expect to create a portfolio of securities, focused on the bank market, with an emphasis on community banks whose business is subject to greater lending risks than larger banks.

Bank Regulatory Risk

•	The banking institutions in which we will invest are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments.
•	We may become subject to adverse current or future banking regulations.
•	Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.
•	Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.
•	If we were deemed to be a bank holding company or savings and loan holding company, bank holding companies or savings and loan holding companies that invest in us will be subject to certain restrictions and regulations.

Risks Related to Our Advisor and/or its Affiliates

•	Our performance is dependent on our Advisor, and we may not find a suitable replacement if the management agreement is terminated.
•	The departure or death of any of the members of senior management of our Advisor or StoneCastle Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.
•	If our Advisor ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

•	Our Advisor’s liability is limited under our management agreement, and we have agreed to indemnify our Advisor against certain liabilities.
•	There may be potential conflicts of interest between our management and our Advisor, on one hand, and the interest of our common stockholders, on the other.
•	We are limited in our ability to conduct transactions with affiliates.
•	Our Advisor’s investment committee is not independent from its management.
•	We may compete with our Advisor’s current and future investment vehicles for access to capital and assets.
•	There may be other conflicts of interest in our relationship with our Advisor and/or its affiliates that could negatively affect our earnings.
•	Our Advisor’s management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Advisor.
•	Our Advisor may be incentivized to incur additional leverage, up to the extent permitted by regulations.

Risks Related to this Offering

•	The price for our common stock may be volatile.
•	The price for our common stock is subject to market risk.
•	Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

ERISA Plan Risks

•	Purchases of our stock in the offering by employee benefit plan investors related to us could result in liability under the Employee Retirement Income Security Act of 1974 (“ERISA”) or similar laws.

Risks Related to Taxation

•	Despite our plans to elect to become a RIC, we may not be able to meet the requirements to make or maintain an election to be a RIC.
•	We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.
•	Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances and whether certain temporary tax provisions are extended.

We strongly urge you to review carefully the discussion under “U.S. Federal Income Tax Considerations” and to seek advice based on your particular circumstances from an independent tax adviser.

THE OFFERING

Common stock we are offering	We are offering 4,400,000 shares of our common stock, par value $0.001 per share, at an initial offering price of $25.00 per share through a group of underwriters (the “Underwriters”) led by Keefe, Bruyette & Woods, Inc. which price includes an underwriting commission of 5% of the offering price, a one-time fee paid to the underwriters and the only sales load paid in connection with this offering. We have registered the offer and sale of our shares with the SEC under the Securities Act of 1933 (the “Securities Act”). We have granted the Underwriters an option to purchase up to an additional 660,000 shares of our common stock within 45 days of the date of this prospectus to cover any over-allotments. See “Underwriters.”

Listing and symbol	We expect to list our common stock on the NASDAQ Global Select Market under the trading or “ticker” symbol “BANX.”

Use of proceeds	We will apply a portion of the gross proceeds received from the issuance and sale of the common stock to pay organizational expenses of the Company and to pay the expenses of offering the common stock (including the underwriting commissions). We expect to use the net proceeds of this offering to make investments in accordance with our investment objectives and to pay our operating expenses.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. Pending investment, we will invest the net proceeds of this offering, and any liquid assets we subsequently hold, in temporary investments that will include cash or other temporary investments, including readily marketable interest-bearing and dividend paying securities which may be outside of the community banking industry. See “Use of Proceeds.”

Our regulatory status	We are a corporation organized under the laws of the State of Delaware and are registered with the SEC under the Investment Company Act as a non-diversified, closed-end management investment company. See “Closed-End Fund Structure.”

We intend to be treated, and intend to comply with the requirements to qualify annually, as a RIC commencing with the filing of our income tax return for the taxable year ending December 31, 2013.

Dividends

We intend to distribute quarterly dividends of no less than 90% of our net income to our stockholders out of assets legally available for distribution following the completion of our first fiscal quarter. Our board will determine the amount of our quarterly dividends out of assets legally available. See

“Dividend Policy” and “Discussion of Management’s Operating Plans—Dividend Policy.” There can be no assurance that we will distribute such dividends, and any failure to do so could jeopardize our status as a RIC. To date, we have not made any distributions to stockholders.

Investment adviser	Our Advisor, a Delaware limited liability company, is registered with the SEC under the Investment Advisers Act and will serve as our investment adviser. The management agreement with our Advisor will remain in effect for an initial period of two years from the date of effectiveness, unless earlier terminated, and will continue in effect from year to year thereafter, but only so long as each continuance is specifically approved by (i) our board of directors or the vote of a majority of our voting securities and (ii) the vote of a majority of our independent directors. Our board of directors and sole stockholder approved the management agreement with our Advisor prior to the date of this prospectus. The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on 60 days’ written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment. See “Management” and “Portfolio Management.”

Fees	Pursuant to the management agreement, we will pay our Advisor a management fee. The management fee will be paid quarterly in arrears and will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until we have invested at least 85% of the net proceeds we receive from the sale of our common stock, we will reduce the management fee so that the portion of the management fee payable with respect to our assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering, we will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). In addition, we will reimburse our Advisor for fees and expenses incurred on our behalf, including our pro rata portion of its administrative expenses. See “Management—Management Agreement.”

Leverage

We expect to borrow to fund our investment activities, which is also known as utilizing leverage. While we may enter into borrowing arrangements with banks or other lenders that are unsecured, we may also fund a portion of our investments by creating one or more wholly-owned special purpose subsidiaries to facilitate secured borrowing structures. The Investment Company Act limits our total debt securities to one-third of our total assets, including the proceeds of such debt securities. In addition, while we have no present intention to issue preferred stock, our certificate of incorporation authorizes us to do so. The Investment Company Act limits the amount of the preferred stock that we may issue.

The use of such leverage involves significant risks. See “Risk Factors—Risk Related to Our Operations.”

Tax considerations	As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To obtain and maintain RIC status, we must meet specific requirements, including the income we earn, the assets we hold and the amounts we distribute. We may utilize derivatives in order to hedge against interest rate changes associated with our use of leverage. See “Derivative Transactions.”

Please review carefully “Risk Factors–Risks Related to Taxation” and “U.S. Federal Income Tax Considerations,” and consult your tax adviser regarding the U.S. federal, state and local tax consequences of an investment in our common stock.

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may deter hostile takeovers or proxy contests, as may certain provisions of Delaware law, our certificate of incorporation or bylaws or other measures adopted by us. In addition, our certificate of incorporation and bylaws contain provisions that could prevent a change in our control or management. See “Description of Shares—Certificate of Incorporation and Bylaws—Anti-Takeover Effects, Our Certificate of Incorporation and Bylaws.”

Dividend reinvestment plan	We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. As a result, if we declare a distribution after the plan is effective, a stockholder’s cash distribution will be automatically reinvested in additional common stock, unless the stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common stock will generally be subject to the same U.S. federal, state and local income tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Considerations.”

Abandoned private offering	This information is being provided pursuant to Rule 155(b) under the Securities Act. Between February 11, 2013 and

May 31, 2013, we offered our stock in a proposed private placement (i) inside the United States to “accredited investors” (as defined in Rule 501(a) under the Securities Act), and (ii) outside the United States in “offshore transactions” (as defined in Rule 902(h) under the Securities Act), in each case to persons who were also “qualified purchasers” or “knowledgeable employees” (each as defined in the Investment Company Act). We terminated all offering activity with respect to that proposed private placement on May 31, 2013 in order to pursue this offering because we believed that we would attract more demand from investors as a listed and public-traded entity. At the time of termination, we had not established the size of the proposed private placement. We did not accept any offers to buy or indications of interest given in the abandoned private placement. This prospectus supersedes any offering materials used in the abandoned private offering.

Available information	We are subject to the informational requirements of the Investment Company Act and are required to file certain reports, including proxy statements and annual and semi-annual reports, with the SEC. Information we file with the SEC may be obtained free of charge by contacting us at 152 West 57th Street, 35th Floor, New York, New York 10019 or by telephone at (212) 354-6500. We will post our future annual and semi-annual reports to stockholders and other information on our website at www.stonecastle-financial.com. Information included on our website is not incorporated into this prospectus. These documents can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

Risk factors	An investment in our common stock involves a high degree of risk. You should carefully consider the full text of the risk factors outlined below beginning on page 54 of this prospectus, together with the other information contained in this prospectus, before investing in our common stock. In connection with the forward-looking statements that appear in this prospectus, you should also carefully review the cautionary statement referred to above under “Cautionary Statement Concerning Forward-Looking Statements.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The matters discussed under “Prospectus Summary,” “Risk Factors,” “Dividend Policy,” “The Company” and elsewhere in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments and achieve certain levels of return, the availability to us of additional capital and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. Statements regarding the following subjects, among others, are forward-looking by their nature:

•	our business strategy;
•	our ability to use effectively the proceeds of this offering and manage our anticipated growth;
•	our ability to obtain future financing arrangements;
•	estimates relating to, and our ability to make, future distributions;
•	our ability to compete in the marketplace;
•	market trends;
•	projected capital and operating expenditures, including fees paid to our affiliates; and
•	the impact of technology on our operations and business.

Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common stock, along with, among others, the following factors that could cause actual results to vary from our forward-looking statements:

•	the factors referenced in this prospectus, including those set forth under the sections captioned “Risk Factors” and “The Company;”
•	general volatility of the capital markets and the market price of our common stock;
•	changes in our business strategy;
•	availability, terms and deployment of capital;
•	availability of qualified personnel;
•	changes in the sectors in which we invest, interest rates or the general economy;
•	increased rates of default and/or decreased recovery rates relating to our investments;
•	changes in applicable laws, rules or regulations;
•	our ability to qualify and elect to become a RIC;
•	increased prepayments relating to our investments; and
•	the degree and nature of our competition.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We are not obligated, and do not undertake an obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SUMMARY OF COMPANY EXPENSES

The annual expenses table shows our expenses as a percentage of net assets attributable to our common stock. Net assets means the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock. We caution you that certain of the indicated percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expense (as a percentage of offering price):
Sales Load	5.00	%(1)
Offering Expenses Borne by Us	1.01	%(2)
Dividend Reinvestment Plan Expenses(3)	None

Total Stockholder Transaction Expenses Paid	6.01%

Annual Expenses (as a percentage of net assets attributable to common stock):(4)
Management Fee (payable under management agreement)(5)	2.14%
Interest payments on borrowed funds(6)	1.29%
Other Expenses (estimated for the current fiscal year)(7)	1.36%

Net Annual Expenses	4.79%

(1)	For a description of the underwriting discounts and commissions paid to the underwriters, which is a one-time fee and the only sales load, see “Underwriting.”
(2)	We will pay estimated offering costs of $0.25 per share, estimated to total approximately $1.1 million.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank facilities, repurchase agreements and other borrowings. The table above assumes we operate with approximately $44.3 million of leverage, which reflects leverage in an amount representing 30% of our total assets (including such borrowed funds) assuming an annual interest rate of 3.00% on the amount borrowed and assuming we issue 4.4 million shares of common stock at $25 per share and no preferred stock.
(5)	We will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until we have invested at least 85% of the net proceeds we receive from the sale of our common stock, we will reduce the management fee so that the portion of the management fee payable with respect to our assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering, we will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). For the purposes of calculating our expenses, we have assumed a 1.5% management fee. See “Management—Management Agreement.”
(6)	Interest expense assumes that leverage will represent 30% of our Managed Assets (as defined under “Management—Management Agreement—Management Fee”) and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 3.00%. We have assumed for purposes of these expense estimates that we will utilize leverage for nine out of the 12 months of our initial year of operations.
(7)	Pursuant to the management agreement, our Advisor will also furnish us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We will bear all expenses incurred in our operations, and we will bear the expenses related to this offering. “Other Expenses” above includes all such costs not borne by our Advisor, which may include but are not limited to overhead costs of our business, commissions, fees paid to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our exclusive investment referral and endorsement relationships with those subsidiaries, fees and expenses connected with our investments and auditing, accounting and legal expenses. See “Management—Management Agreement—Payment of Our Expenses.”

Example

The following example demonstrates the hypothetical dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock1. These amounts are based upon assumed sales load and offering expenses of 6.01% and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$108	$198	$287	$511

The purpose of the table and example above is to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

As of the date of this prospectus, we have not commenced investment operations. The “Other Expenses” shown in the table and related footnote above are based on estimated amounts for our first year of operation unless otherwise indicated and assume that we issue approximately 4.4 million shares of common stock. If we issue fewer shares of common stock, all other things being equal, certain of these percentages would increase. For additional information with respect to our expenses, see “Management” and “Dividend Reinvestment Plan.”

[1]	This includes the sales load of $50.00 and estimated offering expenses of $10.10 on a hypothetical $1,000 investment.

USE OF PROCEEDS

The net proceeds we will receive from the sale of 4,400,000 shares of our common stock in this offering will be approximately $103,390,000 ($119,065,000 if the Underwriters exercise the over-allotment option in full), after deducting the underwriting commissions of approximately 5.0% or $5,500,000 ($6,325,000 if the Underwriters exercise the over-allotment option in full) and estimated organizational and offering expenses of approximately $1,110,000 payable by us. Our Advisor and/or its affiliates and certain of their employees have agreed to purchase an aggregate of 1% of the common stock sold in this offering at the offering price.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives described in this prospectus. We intend to hold a certain portion of the net proceeds in cash or other temporary investments, including readily marketable interest-bearing and dividend paying securities which may be outside of the community banking industry. We may also initially invest the net proceeds which we receive from this offering in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. In either event, due to these investments we expect that our return on the investments will be lower than what we will realize after investment in accordance with our investment objective and strategies.

DIVIDEND POLICY

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC; investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We intend to be treated, and intend to comply with the requirements to qualify annually, as a RIC commencing with the filing of our income tax return for the taxable year ending December 31, 2013. For federal income tax purposes, as a RIC we would be required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “U.S. Federal Income Tax Considerations.”

We will pay all dividends at the discretion of our board of directors, and the dividends we pay will depend on a number of factors, including:

•	distribution requirements under the Investment Company Act and to maintain our status as a RIC.
•	our financial condition;
•	general business conditions;
•	actual results of operations;
•	the timing of the deployment of our capital;
•	debt service requirements;
•	availability of cash distributions;
•	our operating expenses;
•	any contractual, legal and regulatory restrictions on the payment of distributions by us to our stockholders including debt covenants imposed by lenders to the Company; and
•	other factors our board of directors in its discretion may deem relevant.

If a stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our anticipated initial components of net assets including (i) the actual components of net assets as of September 9, 2013 and (ii) the pro forma components of net assets adjusted to reflect the sale of 4,400,000 shares of common stock in this offering at an offering price of $25.00 per share of common stock. The pro forma components of net assets includes the deduction of the approximately 5.00% underwriting commission and $1,110,000 of estimated offering expenses payable by us. See “Use of Proceeds.”

	As of
	Actual 9/9/2013	Pro Forma
Assets:
Cash	$100,025	$103,490,025
Receivable from Advisor for organizational costs	$36,781	$—
Deferred offering costs	$652,533	$—

Total assets	$789,339	$103,490,025

Liabilities:
Payable for organizational costs	$36,781	$—
Accrued offering costs	$652,533	$—

Total liabilities	$689,314	$—

Total Net Assets	$100,025	$103,490,025

Components of Net Assets:
Common stock, par value $0.001 per share, 4,001 shares of common stock outstanding, actual; and 4,404,001 common stock outstanding, pro forma.	$4	$4,404
Preferred stock, par value $0.001 per share, 0 shares of preferred stock outstanding, actual; and 0 shares of preferred stock outstanding, pro forma	$0	$0
Paid in capital	$100,021	$103,485,621

Capitalization	$100,025	$103,490,025

DISCUSSION OF MANAGEMENT’S OPERATING PLANS

Overview

We were formed as a Delaware corporation on February 7, 2013. We are registered as an investment company under the Investment Company Act and plan to be treated, and intend to comply with the requirements to qualify annually, as a RIC commencing with the filing of our income tax return for the taxable year ending December 31, 2013.

We intend to invest substantially all of our total assets in securities issued by community banks, including securities of private, thinly traded or micro-cap public companies, cash and cash equivalents such as U.S. government securities and high quality debt maturing in one year or less. We do not expect to be regulated as a bank holding company or a savings and loan holding company by the Federal Reserve.

We anticipate that it may take up to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objectives. We expect our direct investments in each community bank initially in amounts generally ranging between approximately $5 million and $20 million (unless investment size is otherwise expanded or constrained by applicable law, rule or regulation), although investment sizes may be smaller or larger than this targeted range. Pending such investment, we intend to invest the proceeds of this offering initially in a combination of U.S. Government securities and high quality, short-term money market instruments. This offering will provide us with capital to implement our strategy.

Revenues

We intend to generate revenue in the form of dividends on dividend-paying equity securities as well as interest payable on the debt investments that we hold. In addition, we intend to generate revenue in the form of capital gains through equity securities, warrants, options or other equity interests. We expect to invest the majority of our assets in preferred equity, subordinated debt, and common equity that pay cash dividends and interest on a recurring or customized basis. We may invest in unsecured debt issued by community banks, and we currently expect these investments to have maturities in excess of ten years to enable our borrowers to obtain favorable regulatory capital treatment. We currently intend to structure our investments to provide for quarterly dividend and interest payments. To meet certain regulatory requirements of the banks in which we invest, we may structure investments to provide that dividends may be deferrable on a cumulative or non-cumulative basis. Because only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital, we expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. However, investors should be aware that up to 100% of our portfolio may consist of non-cumulative preferred equity securities or may consist of a substantial amount of cumulative preferred equity securities, or any combination in between these scenarios. Based upon management’s prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. We anticipate such fees range from 0% to 3% of the amount we invest and will be paid in cash. We also may receive fee income from underlying community banks in connection with our investments. See “—Fee Income.”

Expenses

Our primary operating expenses will include the payment of management fees and operating expenses, including (i) a portion of any overhead expenses of StoneCastle Partners and its affiliates that are allocable to us by our Advisor upon its reasonable determination that such expenses provided a benefit to us, and (ii) the services fees payable to CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA, as part of our and our Advisor’s investment referral and endorsement relationships with those subsidiaries. We have entered into an exclusive investment referral and endorsement relationship with CAB Marketing, LLC and CAB, L.L.C. See “Management—Management Agreement—CAB Marketing, LLC and CAB, L.L.C.” Our management fees will compensate our Advisor for its investment advisory and management services. The management fees will be limited to a fixed percentage of our assets. Pursuant to the management agreement, our Advisor will also furnish us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to this offering. We will reimburse our Advisor to the extent these expenses are paid by our Advisor. See “Management—Management Agreement—Payment of Our Expenses.” We may also pay a portion of the fee income that we receive from community banks in connection with our investments in them to one or more unaffiliated brokers for introducing us to such opportunities. Based upon management’s prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. We anticipate such fees will range from 0% to 3% of the amount we invest and will be paid in cash. Our Advisor will not be paid an incentive fee and will not participate in our profits in its capacity as Advisor. See “Management—Management Agreement.” Certain affiliates of our Advisor, however, may participate in our profits to the extent of their ownership of common stock. See “Certain Relationships and Related Party Transactions.”

We may, but are not required to, enter into interest rate hedging agreements to hedge interest rate risk associated with any indebtedness we may incur. Such hedging activities, which we anticipate will be in compliance with our exemption from registration under the Commodity Exchange Act of 1936, as amended (the “CEA”), may include the use interest rate transactions such as swaps, caps, floors, and repurchase agreements. We will bear any costs incurred in entering into and settling such contracts. There is no assurance that any hedging strategy we may employ will be successful. See “Risk Factors—Risks Related to Our Operations.”

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from: (i) the net proceeds of this offering and any future debt or equity securities offerings and (ii) cash flows from operations, including interest earned from the temporary investment of cash. In the future, we may also fund a portion of our investments through borrowings from banks or other lenders or by creating a wholly-owned subsidiary to facilitate secured borrowing structures. We believe that the use of special purpose entities to hold our assets will permit us to potentially obtain less expensive leverage than we might otherwise be able to obtain because it will facilitate our ability to obtain favorable ratings, which in turn may reduce the cost of leverage. However, the lenders to these special purpose entities typically impose substantial restrictions on the assets contained in such special purpose entities such as restrictions on our ability to encumber them. There can be no assurances that our subsidiary will be able to obtain more favorable borrowing terms. We do not expect to incur such indebtedness until we have substantially invested the proceeds of this offering in securities that meet our investment objective. Our primary use of funds will be to make investments in portfolio companies, pay expenses and pay cash dividends to our stockholders.

Dividend Policy

We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses.

We intend to be treated, and intend to comply with the requirements to qualify annually, as a RIC commencing with the filing of our income tax return for the taxable year ending December 31, 2013. For federal income tax purposes, as a RIC we would be required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain a qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “U.S. Federal Income Tax Considerations.”

Contractual Obligations

We have entered into a management agreement with our Advisor pursuant to which our Advisor has agreed to: (i) serve as our investment adviser in exchange for the consideration set forth therein; and (ii) furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to certain of our portfolio companies. See “Management—Management Agreement.”

Payments under the management agreement in future periods will be a management fee based on a percentage of the value of our Managed Assets, as well as reimbursement of expenses of the Advisor. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Advisor and not us, although we will reimburse our Advisor an amount equal to our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the management agreement. See “Management—Management Agreement—Management Fee” and “Management—Management Agreement—Payment of our Expenses.”

The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on 60 days’ written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment. See “Management” and “Portfolio Management.”

StoneCastle Partners has licensed the “StoneCastle” name to us and our Advisor on a non-exclusive, royalty-free basis. We will have the right to use the “StoneCastle” name so long as our Advisor or one of its approved affiliates remains our investment adviser.

Critical Accounting Policies

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States (or “US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Valuation of Portfolio Investments

The preparation of our financial statements requires us to estimate the value of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We intend to invest in illiquid securities, including debt and equity securities of primarily privately-held or thinly-traded public companies. Our investments generally will be subject to restrictions on resale and in the case of privately-held companies, generally, will have no established trading market. We will value all of our privately-held investments at fair value. We intend to determine fair value of our privately-held investments to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. We will use market values when quotations are readily available.

We will engage one or more regionally or nationally recognized independent valuation firms to assist in determining the fair value of our investments that do not have readily available market prices or quotations. In the event an investment does not have a readily determinable price, our board of directors will review valuations from one or more regionally or nationally recognized independent valuation firms along with a valuation provided by our Advisor. Our board of directors will regularly review and evaluate our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board of directors will review all valuation recommendations (including those provided by our Advisor) and will assign the valuation they determine to best represent the fair value for such investment. The methods for valuing these investments may include fundamental analysis, market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, discounted cash flow analysis, multiple analysis, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of privately-held securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our preferred and common equity investments as well as our equity-related investments (including warrants and options) in portfolio companies (collectively, “Equity Investments”) for which there is no liquid public market will be valued at fair value, which will be determined using various factors, including cash flow from operations of the portfolio companies and other pertinent factors, such as recent offers to purchase a company’s portfolio securities or other liquidation events. The determined fair values will generally be discounted to account for restrictions on resale and minority ownership positions. The value of our Equity Investments in public companies for which market quotations are readily available will be based upon the closing public market price on the balance sheet date. Securities with sale restrictions will typically be valued at a discount from the public market value of the security. Our board of directors may consider other methods of accounting to value our investments as appropriate in conformity with US GAAP.

Dividend and Interest Income

We record dividend income on the ex-dividend date. We record interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, on an accrual basis. To the extent we receive dividends that are eligible for qualified dividend income treatment (if received by a noncorporate holder) or the dividends received deduction (if received by a corporate holder), we intend to report such information to our stockholders so that they can take advantage of the preferential income tax rules that would apply to the portion of our distributions that correspond to such income.

Fee Income

Fee income will include our fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. We will recognize commitment and facility fees for debt generally as income over the life of the underlying loan, and we will recognize commitment and facility fees for perpetual stock generally as income in the year the investment is consummated. We will recognize due diligence, structuring, transaction service, consulting and management service fees generally as income when services are rendered.

THE COMPANY

StoneCastle Financial Corp. is a newly organized Delaware corporation established to continue and expand the business of StoneCastle Partners, which commenced operations in 2003, and makes investments in community banks located throughout the United States. Our investment objective is to provide stockholders with current income and capital appreciation. Our primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation, through preferred equity, subordinated debt and common equity investments in U.S. domiciled banks, primarily community banks. We will seek to enhance our returns through the use of warrants, options or other equity conversion features. The banks in which we invest may include, as part of the consideration of any new issuance of capital stock to us, a grant of warrants or options to increase our investment in such banks or options to convert our investment from a preferred security to common equity in the event we believe we can increase the returns for our investors through such conversion.

In the event we enter into derivatives for the purpose of hedging, those derivatives may constitute a senior security under the Investment Company Act, and the company will include that position in its leverage calculation. However, warrants, options or conversion features attached to preferred stock investments when we purchase them constitute assets, not liabilities, and we will not consider such assets to constitute a senior security under the Investment Company Act.

We expect that the closing of our initial public offering of common stock will occur on or around November 13, 2013. We intend to be treated, and intend to comply with the requirements to qualify annually, as a RIC commencing with the filing of our income tax return for the taxable year ending December 31, 2013.

We will seek to structure our investments to avoid being regulated by various banking authorities. Therefore, we do not currently expect to be regulated by any state or federal banking regulatory bodies and will have significant flexibility with respect to the products we can offer our community banking clients and the manner in which we operate. In the future, we may be subject to such regulation if regulations change or if certain regulated institutions are deemed to control us. Further, while we have no current intent to do so, we may become subject to such federal and state banking regulations if we change our business strategy in a manner that subjects us to such regulation. See “Risk Factors—Bank Regulatory Risk.”

Our Advisor

StoneCastle Asset Management LLC, an SEC-registered investment adviser dedicated to the community banking sector that was formed on November 14, 2012, will manage our assets. Our Advisor is registered with the SEC under the Investment Advisers Act. Our Advisor’s affiliate, StoneCastle Advisors, LLC, also is an SEC-registered investment adviser registered under the Investment Advisers Act and was formed in 2004. While we have no operating experience, and our Advisor has no advisory experience, our Advisor will be staffed with investment professionals from its affiliates, which collectively manage one of the largest portfolios of assets dedicated to the U.S. community banking sector, with a ten-year history of investing in trust preferred capital securities issued by, or, other obligations of, community, regional and money center banks. StoneCastle Partners and its subsidiaries, currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks. Our Advisor’s investment philosophy is grounded in disciplined, fundamental, bottom-up credit and investment analysis. We will use our Advisor’s existing community banking infrastructure to identify attractive investment opportunities and to underwrite and monitor our investment portfolio.

Our Advisor is wholly-owned by StoneCastle Partners. StoneCastle Partners is managed by its two Managing Partners, Joshua S. Siegel (founder & CEO) and George Shilowitz (Managing Partner). Charlesbank Capital Partners, LLC, a leading private equity investment manager, and CIBC Capital, own minority interests in StoneCastle Partners.

Each of our Advisor’s investment decisions will be reviewed and approved for us by our Advisor’s investment committee, which may also act as the investment committee for other investment vehicles managed by our Advisor and its affiliates. Our Advisor’s two senior officers, Messrs. Siegel and Shilowitz, each have 17 years of experience advising and investing in financial institutions, investing in financial assets and building financial services companies.

Our Advisor has entered into the Staffing Agreement with StoneCastle Partners and several of its affiliates. Under the Staffing Agreement, these companies will make experienced investment professionals available to our Advisor and provide our Advisor access to the senior investment personnel of StoneCastle Partners and its affiliates. Our Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of StoneCastle Partners’ investment professionals. Biographical information for key members of our Advisor’s investment team is set forth below under “Management—Biographical Information.” As our investment adviser, our Advisor is obligated to allocate investment opportunities among us and its other clients in accordance with its allocation policy; however, there can be no assurance that it will allocate such opportunities to us fairly or equitably in the short-term or over time. Our board of directors is charged with protecting our interests by monitoring how our Advisor addresses these and other conflicts of interest associated with its management services and compensation.

Community Banking Sector Focus

We intend to pursue our investment objective by investing principally in public and privately-held community banks located throughout the United States. For the purpose of our investment objective and this prospectus, we define “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of March 31, 2013, the community banking sector is a highly fragmented $2.9 trillion industry, comprised of over 6,900 banks located throughout the United States, including under-served rural, semi-rural, suburban and other niche markets. Community banks generally have simple, straight-forward business models and geographically concentrated credit exposure. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, we believe that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years and have survived many economic cycles, including the most recent financial crisis. We expect to create a portfolio within the community bank market focused on the bank market, with an emphasis on community banks, through investments in numerous issuers differentiated by asset sizes, business models and geographies.

Market Opportunity

We believe that the community banking sector is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. The Company has been formed to invest in the ongoing capital needs of community banks. We believe that the environment for investing in community banks is attractive for the following reasons:

•	Long-Term Resiliency of Community Banks. The community banking industry has a long history of resiliency and historically has exhibited a low rate of failure. According to data from the FDIC, since 1934, FDIC insured banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in 1938 (Great Depression). We believe that these figures are comparable with Baa and Ba Moody’s rated corporate bond default rates, which have experienced an average annual default rate since 1920 of approximately 0.27% for Moody’s Baa-rated corporate bonds and 1.07% for Ba-rated bonds, with the highest one year default rates of 2.01% and 11.48%, for Baa-rated and Ba-rated corporate bonds, respectively, as reported in Annual Default Study: Corporate Default and Recovery Rates, 1920-2012 released on February 28, 2013.

•	Greater Equity Cushions. While community banks are generally subject to the same regulations as their larger competitors, community banks have historically maintained significantly larger amounts of equity capital. Given that community banks do not typically have access to different forms of capital from the public markets, most equity in community banks is comprised of common equity, a form considered of the highest quality by federal and state banking regulators. As of December 31, 2012, banks with less than $10 billion of assets maintained Tier 1 risk-based capital ratios 24% higher than banks with more than $10 billion of assets. Given that banks over $10 billion have 45% higher non-current loans to loans (3.86% vs. 2.67%), community banks generally have significantly better equity cushions than their larger competitors.
•	Large Fragmented Market. Community banks collectively control in excess of $2.9 trillion of financial assets. Despite significant industry consolidation since 1980, there are still more than 7,000 FDIC-insured banks in the United States. More than 98% of these banks have less than $10 billion of assets and many only service their local communities. The highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.
•	Robust Demand for Capital. Regulatory changes are requiring all banks to hold increased levels of capital. This requirement creates what we believe to be strong demand for capital in the form of preferred equity, subordinated debt and common equity. Further, capital is needed to facilitate ongoing consolidation within the banking industry, including acquisitions of failed banks from the FDIC. Lastly, organic growth of well-positioned institutions also supports demand. Our Advisor estimates that the community banking sector will require more than $50 billion of capital over the next several years to facilitate (i) compliance with heightened regulatory capital ratios, (ii) acquisition of competitors and failed banks and (iii) organic asset growth. This estimate is in part based on the size of the trust preferred CDO market and the phase out of trust preferred securities from the definition of Tier 1 capital.
•	Constrained Supply of Capital. We believe that the supply of new capital available to community banks is extremely constrained and will remain so for many years. We also believe that there are many community banks with well-established franchises and cash flow characteristics that are not attracting capital from private equity or other institutional investors because: (i) they are perceived by such investors as risky due to their size; (ii) the companies are located in rural or niche markets that are unfamiliar to institutional investors; or (iii) the investments in these companies are too small given (a) the size of the target companies and (b) limitations on majority ownership dictated by certain banking regulations. We believe that these companies represent attractive investment candidates for us. We believe that this lack of institutional investor interest and the inability of most community banks to access the capital markets will enable us to invest at attractive pricing levels.
•	Sector Overlooked by Institutional Capital Providers. We believe that many investors historically have avoided investing in community banks due to the small size of these banks, their heavy regulation, Bank Holding Company Act ownership restrictions and the perception that community banks are riskier than larger financial institutions. In addition, many capital providers lack the necessary technical expertise to evaluate the quality of the small- and mid-sized privately-held community banks and lack a network of relationships to identify attractive opportunities.
•	Favorable Market Conditions. We believe that the substantial re-pricing of risk resulting from the recent financial crisis along with significantly improved bank balance sheets since the worst period of the crisis has created an ideal environment for us to begin our investment activities. Bank failures and unprecedented losses by large money-center banks and investment banks related to sub-prime mortgages and other higher risk financial products have “painted all banks with a negative brush.” As a consequence, valuations of financial institutions have declined substantially, allowing potential investors to dictate favorable terms.

Competitive Advantages

We believe that our exclusive focus on the community banking sector provides us with a significant competitive advantage relative to non-specialized investors. We believe that we are well-suited to meet the capital needs of the community banking sector for the following reasons:

•	Experience in the Community Banking Sector. StoneCastle Partners’ current investment platform will provide us with significant advantages in sourcing, evaluating, executing and managing investments. Our Advisor’s affiliate, StoneCastle Partners and its subsidiaries currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks.
•	Substantial Access to Deal Flow. In order to execute our business strategy, we will rely on our Advisor’s and its affiliates’ strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our Advisor’s and our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association (“ABA”). Pursuant to the agreements governing these relationships, CAB Marketing, LLC will assist us with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events, and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to us a license to use the CAB name, “Corporation for American Banking,” in connection with our investment program. We may use this name in connection with the foregoing promotion and identification activities including emails, press releases, events and due diligence questionnaires targeting ABA Members. Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that StoneCastle Partners’ and CAB, L.L.C.’s large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.
•	Experienced Management Team. StoneCastle Partners and its affiliates are led by StoneCastle Partners’ two managing partners, Joshua S. Siegel and George Shilowitz, and collectively have approximately 40 employees. Our investment team is comprised of professionals who have substantial expertise investing in community banks, and includes former senior bankers, credit officers, private equity investors, rating agency analysts, bank examiners, fixed income specialists and attorneys.
•	Specialized / Proprietary Systems. During the past decade, StoneCastle Partners has invested substantial funds and resources into the development of its proprietary analytic systems/database that is dedicated to analyzing banks (the “RAMPART” systems). RAMPART currently tracks and analyzes every bank in the U.S. and provides our investment professionals with significant operational leverage, allowing our team to sort through vast amounts of data to screen for potential investments. We know of few institutional investors that have developed infrastructure comparable to that of StoneCastle Partners and its affiliates.
•	Disciplined Investment Philosophy and Risk Management. Our Advisor’s senior investment professionals have substantial experience structuring investments that balance the needs of community banks with appropriate levels of risk control. Our Advisor’s investment approach for us will emphasize current income and appropriate levels of long-term capital appreciation. Given that we expect a significant portion of our investments to be fixed income-like (including preferred stock), preservation of capital is our priority and we seek to minimize downside risk by investing in banks that exhibit the potential for long-term stability (See “The Company—Investment Process and Due Diligence”).
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Few Organized Competitors. We believe that several factors render many U.S. investors and financial institutions ill-suited to lend to or invest in community banks. Historically, the relatively small size of individual community banks and certain regulatory requirements limiting control have deterred many institutional investors, including private equity investors, from making those investments. As a consequence, few institutional investors have developed and possess the specialized skills and infrastructure to efficiently analyze and monitor investments in community banks on a large scale. Based on the experience of our management team, investing in community banks requires specialized skills and infrastructure, including: (i) the ability to analyze small community banking institutions and the local economies in which they do business; (ii) specialized systems to analyze and track vast amounts of bank performance data; (iii) a deep understanding and working relationship with state and federal regulators that oversee community banks; and (iv) brand awareness within the community banking industry and a strong reputation as a long-term partner that understands the needs of community banks.

•	Extended Investment Horizon. Unlike private equity investors, we will not be subject to standard periodic capital return requirements. These provisions often force private equity investors to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might prefer, potentially resulting in both a lower overall return to investors. We believe that our flexibility to make investments with a long-term view, and without the capital return requirements of traditional private investment funds, will provide us with the opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

Our business strategy will focus on minimizing risk by using a disciplined underwriting process in providing capital to community banks. We intend to focus on investing in community banks that exhibit the following characteristics:

•	Experienced Management. We will seek to invest in community banks with management teams or sponsors that are experienced in running local banking businesses and managing risk. We will seek community banks that have a particular market focus, expertise in that market and a track record of success. Further, we will seek senior management teams with significant ties to their local communities.
•	Stability of Earnings. We will seek to invest in community banks with the potential to generate stable cash flows over long periods of time, and therefore we will seek out institutions that have a defined lending strategy and predictable sources of interest revenues, stable sources of deposits and predictable expenses.
•	Stability of Market. We will seek to invest in community banks whose core business is conducted in one or more geographic markets that have sustainable local economics. The market characteristics we seek include stable or growing employment bases and favorable long-term demographic trends, among other characteristics.
•	Growth Opportunities. We will we seek to invest in healthy community banks headquartered in markets which provide significant organic growth opportunities or headquartered in highly fragmented markets where industry consolidation is likely providing the opportunity for community banks to grow through acquisitions of smaller competitors.
•	Strong Competitive Position. We intend to focus on community banks that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We will seek to invest in companies that demonstrate competitive advantages that should help to protect and potentially expand their market position and profitability. Typically, we would not expect to invest in de novo institutions or community banks having highly speculative business plans.
•	Visibility of Exit. When investing in common equity, we will seek investments that are likely to result in an exit opportunity. Exits may come through the conversion of an investment into public shares, an initial public offering of shares by the bank, the sale of the bank or the repurchase of shares by the bank or another financial investor.

Potential Investments and Initial Portfolio

We intend to create a portfolio primarily comprised of securities issued by community banks by investing in public and privately held banks, initially in amounts generally ranging between approximately $5 million to $20 million each (unless our investment size is otherwise constrained or expanded by applicable law, rule or regulation). We have an existing pipeline of potential investments of up to $250 million in the aggregate that meet our criteria, consisting primarily of preferred stock and, to a lesser extent, subordinated debt and common equity. We will invest in accordance with our Advisor’s investment policy in primarily the following assets:

TARP Assets: We are seeking to acquire one or more portfolios of perpetual preferred stock issued by community banks under the U.S. Treasury’s TARP Capital Purchase Plan. Under TARP, more than 450 community banks issued in excess of $10 billion of TARP Preferred in 2008 and 2009 and approximately $2.5 billion in TARP Preferred issued by approximately 170 institutions remains outstanding. The U.S. Treasury is in the process of selling its TARP Preferred holdings through an auction process in which we will seek to participate. We will also seek to purchase these securities through secondary market transactions. We believe that there are approximately 65 issuers in this program that meet our investment criteria, totaling approximately $1 billion of target assets.

According to the U.S. Treasury, the TARP Capital Purchase Program was launched to stabilize the financial system by providing capital to viable financial institutions of all sizes throughout the nation. The Capital Purchase Program was designed to bolster the capital position of viable institutions of all sizes and to build confidence in these institutions and the financial system as a whole. Treasury initially committed more than one third of all TARP funding, $250 billion, to the Capital Purchase Program, which was later reduced to $218 billion in March 2009. At the end of the investment period for the program, Treasury had invested approximately $205 billion under the Capital Purchase Program in 707 financial institutions in 48 states, including more than 450 small and community banks and 22 certified community development financial institutions. Treasury’s investments through the Capital Purchase Program, made in the form of cumulative preferred stock or debt securities, generally pay Treasury a 5% dividend on preferred shares for the first five years and a 9% rate thereafter. In addition, Treasury received warrants to purchase common shares or other securities from the banks during the Capital Purchase Program investment period. The purpose of the additional securities was to enable taxpayers to reap additional returns on their investments as banks recovered.

As reported in the Troubled Asset Relief Program (TARP): Monthly Report to Congress – September 2013, dated October 10, 2013, the total Capital Purchase Program Proceeds amounted to $224.7 billion. In addition, the report states “today, every additional dollar recovered from Capital Purchase Program participants represents a positive return for taxpayers.”

While some institutions that received capital from the TARP Capital Purchase Program were troubled and may remain troubled today due to heightened levels of non-performing assets, among other things, we believe that a number of participating institutions currently exhibit healthy fundamental characteristics that will make acceptable investment candidates for us.

While we generally expect to invest in TARP Preferred issued by community banks that are current on their dividend payments, we may in certain instances invest in TARP Preferred issued by community banks that are not current if we believe they will become current in the future.

As of September 2013, the current dividend rate on most TARP Preferred is 5%. A majority of these securities will experience a dividend rate increase to 9% in late 2013 or early 2014. Due to this significant increase in the dividend rate, there may be a strong incentive for banks to repurchase, or refinance, their TARP Preferred. The ability for a bank to redeem its outstanding TARP Preferred is primarily predicated upon its ability to raise additional capital, which is likely required to be obtained at a lower cost than its TARP Preferred. While it is possible for an issuer to redeem its TARP Preferred, because these are perpetual securities, they do not include acceleration rights exercisable by the holder. In the event our investments are pre-paid or “called,” it may take significant time for us to redeploy the proceeds into new acceptable investments.

Preferred and Common Equity Assets: We continue to receive capital requests from numerous community banks regarding potential investments initially in amounts ranging from $5 million to $20 million per investment. Preferred stock may have fixed or variable dividend rates, which may be subject to rate caps and collars. We expect to consummate these potential investments in the first six months following this offering. In connection with our investments, we may also receive options or warrants to purchase common or preferred equity.

Initial Portfolio: We have entered into a purchase and sale agreement to acquire a portfolio of securities from an unaffiliated institutional asset manager, subject to the closing of this offering, consisting of cumulative TARP Preferred securities issued by five bank holding companies (the “Initial Portfolio”).

Subject to adjustment as described in the PSA, the purchase price for the Initial Portfolio will be equal to the aggregate outstanding par amount of the Initial Portfolio (approximately $74.3 million) plus accrued but unpaid dividends. Our Advisor selected the Initial Portfolio because it believes that the purchase of these securities is consistent with our investment objectives and because it will expedite our ability to deploy the proceeds of this offering.

We have amended the PSA to provide that the seller of the Initial Portfolio may terminate the PSA if we have not closed on the purchase of the Initial Portfolio prior to November 22, 2013. We may extend the deadline for the closing beyond November 22, 2013 by mutual agreement with the seller. In addition, the seller may sell the Initial Portfolio to third parities at any time in the case of a credit event, as defined in the PSA, or if the seller receives an unsolicited offer to purchase the Initial Portfolio at a higher price than our purchase price, subject to our right of first refusal to match any such unsolicited offer. In the case of a Credit Event, as defined in the PSA, we may elect to not purchase some or all of the securities in the Initial Portfolio.

The foregoing description of the PSA is qualified by reference to the copy of the PSA filed as an exhibit to the registration statement. While we intend to consummate the purchase of the entire Initial Portfolio shortly after the closing of this offering, we cannot assure you that we will make such acquisition in a timely manner, in whole or in part.

Regardless of the type of capital security, we intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that our Advisor believes have the ability to pay dividends or interest on the securities and/or that are not currently a party to any regulatory enforcement actions that would limit or hinder their ability to pay dividends or interest. While we do not intend to invest a significant portion of our funds in institutions that do not meet the foregoing criteria, we may invest in institutions that our Advisor believes have the ability to emerge from such conditions, pay any accrued interest or cumulative unpaid dividends at emergence and begin the normalized payment of interest or dividends in arrears and/or as frequently stipulated by the issuance in question.

From time to time, we may also invest in Tier 2 qualifying debt securities (long term subordinated debt securities) and other debt securities or hybrid instruments issued by community banks or their holding companies. Additionally, we may invest in Tier 1 qualifying debt securities. These debt securities may have fixed or floating interest rates.

Regulatory capital regulations adopted in response to the Dodd-Frank Act and the Basel III Accord require banks to, among other things, maintain higher Tier 1 capital and leverage ratios. These regulations also generally require that, in order to qualify as Tier 1 capital, preferred stock must be non-cumulative in nature (only TARP Preferred and certain securities issued by small bank holding companies, defined as holding companies with less than $500 million in consolidated assets, may be cumulative and qualify as Tier 1 capital). We expect that the majority of the new issue preferred stock in which we invest will be non-cumulative. While these existing and any future regulatory capital requirements may cause community banks to raise additional capital, the requirement to comply with these regulations may make some community banks less likely to pay dividends on preferred stock and common stock.

In addition, future changes in regulatory capital regulations may negatively or positively affect our investments and may subject us to additional pre-payment and capital redeployment risk.

Most of our assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we would be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to the value at which we carry it. We believe that a majority of the investments we will make will not be rated by a NRSRO. If such investments were rated by a NRSRO, we believe they may be rated below investment grade.

Investment Selection

Our Advisor will use an investment selection process modeled after the selection process utilized by our Advisor and its affiliates for the various funds they manage. Initially, both of our Advisor’s senior investment professionals, Messrs. Siegel and Shilowitz will be responsible for negotiating, structuring and managing of our investments, and will operate under the oversight of our Advisor’s investment committee. Messrs. Siegel and Shilowitz are also both members of our initial board of directors, and may be subject to conflicts of interest. See “Certain Relationships and Related Party Transactions—Conflicts of Interest Within StoneCastle Partners.”

Current Yield Plus Growth Potential

We intend to focus on securities issued by community banks that generate substantial current income in the form of dividends or interest. See “Risk Factors—Risks Related to Our Operations.” In the case of investments with fixed dividends or interest, the continuity of these payments is paramount, and consequently we will seek issuers that have business models that we believe will be stable over long periods of time. We will also seek to generate capital gains by investing in banks using various equity strategies, including common equity, warrants, convertible securities and options. We will seek to invest in equity-related instruments in circumstances where we believe a company has the potential to generate above average growth or is undervalued. To a lesser extent, we may also generate revenue in the form of commitment, origination or structuring fees.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective community banks. While these criteria provide general guidelines for our investment decisions, each prospective community bank in which we choose to invest may not meet all of these criteria. Generally, we intend to utilize our access to information generated by our Advisor’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Qualified Management Team

We generally will require that the community banks we invest in have management teams that are experienced in running banking businesses and managing risk. We will seek management teams that have expertise in their market, thorough knowledge of the loans held by their institution and a track record of success. Further, we seek senior management teams with significant ties to their local communities. These management teams may have strong technical, financial, managerial and operational capabilities, established governance policies and incentive structures to encourage management to succeed while acting in the best long-term interests of their investors.

Undervalued Investments

We will focus on those investments that appear undervalued.

Sensitivity Analyses

We typically perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in interest rates, changes in unemployment rates, changes in home prices, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in interest rates and unemployment rates.

Business Combinations

We will seek to invest in community banks whose business models and expected future cash flows make them attractive business combination transaction candidates, either as buyer or seller. These companies include candidates for strategic acquisition by other industry participants and companies that may conduct an initial public offering of common stock.

Investment Process and Due Diligence

In conducting due diligence, our Advisor typically uses and intends to continue to use available public information, including “call reports” and other quarterly filings required by bank regulators, due diligence questionnaires and discussions with the management teams at the respective institutions. In many cases, our Advisor will also compile private information obtained pursuant to confidentiality agreements about the institution, its portfolio of loans and securities, its customers and related deposits, compliance information, regulatory information and any such additional information that could be necessary to complete its due diligence on the company. Although our Advisor may use research provided by third parties when available, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Advisor’s investment professionals.

The due diligence process followed by our Advisor’s investment professionals is highly detailed and follows a structure they have developed over the past decade. Our Advisor will seek to exercise discipline with respect to the pricing of its investments and institute appropriate structural protections in our investment agreements to the extent banking regulations permit. After our Advisor’s investment professionals undertake initial due diligence of a prospective investment, our Advisor’s investment committee will determine whether to approve the initiation of more extensive due diligence. At the conclusion of the diligence process, our Advisor’s investment committee will be informed of critical findings and conclusions. The due diligence process typically includes many of the following:

•	review of historical and prospective financial information;
•	review of regulatory filings and history of relevant regulatory actions or other legal proceedings against the institution;
•	review and analysis of financial models and projections;
•	review of due diligence questionnaires that include detail on loans and other assets;
•	interviews with management and key employees of the prospective bank;
•	review of the prospective bank’s geographic footprint and competitive and economic conditions within the operating area; and
•	review of contingent liabilities.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Advisor’s investment professionals will present a detailed investment proposal to our Advisor’s investment committee. All decisions to invest in a company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Structure and Investments

Once we have determined that a prospective community bank is suitable for a newly originated direct investment, we will work with the management of that company to structure an investment that the parties believe is suitable from an economic and regulatory perspective.

We anticipate structuring our direct investments in a variety of forms to meet our investment criteria and to meet the capital needs of the community banks in which we invest. Banking is a highly regulated industry and investments in these institutions must be tailored to adhere to various regulatory standards, which change from time to time.

Typically, FDIC-insured banks are wholly-owned by a regulated holding company, and the primary asset of the holding company is the stock of the bank(s). We intend to invest in both community banks and their holding companies.

We anticipate structuring the majority of our direct investments as preferred stock, subordinated debt, and common equity that pay cash dividends and interest on a recurring or customized basis. In conjunction with our preferred stock (and to a lesser extent, our debt investments). In addition, we intend to obtain warrants or equity conversion options by which we may increase our investments in banks. We do not intend to become regulated as a bank holding company or savings and loan holding company and intend to structure our investments such that they represent less than 24.9% of any portfolio bank’s equity capital and avoid causing us to be deemed a bank holding company. See “Risk Factors—Bank Regulatory Risk.”

The types of securities in which we may invest include, but are not limited to, the following:

•	Preferred Stock. We anticipate structuring these investments as perpetual preferred stock to allow our portfolio company issuers to treat our investment in them as Tier 1 capital under current regulatory capital standards. We believe that nearly all newly issued preferred stock will be non-cumulative in order for it to qualify as Tier 1 capital. Such preferred stock may also include rights to convert the preferred stock into common stock under specified circumstances and on specified terms. While we do not intend to invest a significant portion of the proceeds of this offering in the preferred stock of institutions that are not current in their dividends, we may invest in them to some extent if we believe their institutions have the ability to become current in their dividend payments in the future.
•	TARP Preferred. We will also seek to invest in cumulative and non-cumulative, preferred stock issued under the TARP Capital Purchase Program. While a number of community banks that have issued TARP Preferred have deferred one or more schedule payments on a cumulative basis, we believe numerous institutions exhibit fundamentally strong characteristics and may be attractive investment candidates for us. While these attractive candidates will generally be those that are current on their dividend payments, we may in certain instances invest in TARP Preferred of community banks that are not current if we believe they will become current in the future and by contract have an obligation to pay all dividend payments that were not previously paid. While the majority of TARP Preferred is cumulative, a portion of TARP Preferred currently outstanding is non-cumulative in nature. Presently, we do not intend to invest in non-current, non-cumulative TARP Preferred.
•	Subordinated Debt. We anticipate structuring these investments as subordinated unsecured debt. Subordinated loans are expected to have maturities of ten years or longer with no amortization until loan maturity to allow our portfolio company borrowers to treat the investment as Tier 2-qualifying capital. Under current market conditions, we expect that the interest rate on subordinated loans will range between 8-10%, excluding any equity warrants we may receive.
•	Common Stock. We will also seek to make minority common equity investments in publicly-traded and select privately-held institutions. We will target internal rates of return between 15%-20%, including dividends. Under market conditions as of the date of this prospectus, we expect that the dividend rate on common stock will range between 2-4%.

•	Warrants and Options. We anticipate receiving warrants or options to buy minority equity interests in connection with our direct subordinated debt and preferred equity investments. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from these equity interests. We may structure such warrants to include provisions protecting our rights as a minority-interest holder. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Monitoring of Investments

The investment professionals of our Advisor and its affiliates will maintain a continuous relationship with the management teams of the companies in which we invest and will monitor each individual portfolio company relative to performance benchmarks set by our investment professionals. This monitoring may be accomplished by review of quarterly regulatory filings, other financial data, local and national economic data, news reports, and regulatory actions and changes to bank regulations, tax laws and US GAAP that may impact the banks in which we invest. Our Advisor has adopted a grading scale developed by StoneCastle Partners that is designed to provide initial and on-going support. Our Advisor uses this scale to assess investment performance and highlight investments that may require additional attention.

Our Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. Our Advisor will review these investment ratings on at least a quarterly basis and may modify a rating at any time.

Valuation Process

We will value our assets in accordance with US GAAP and will rely on multiple valuation techniques, reviewed on a quarterly basis by our board of directors. As most of our investments are not expected to have market quotations, our board of directors will undertake a multi-step valuation process each quarter, as described below and as described in more detail in “Net Asset Value” below:

•	Investment Team Valuation. Each investment will be valued by the investment professionals of our Advisor.
•	Third Party Valuation. We expect that we will retain an independent valuation firm to provide a valuation report for each investment at least once per fiscal year.
•	Investment Committee. The investment committee of our Advisor will review the valuation report provided by the investment team and the independent valuation firm.
•	Final Valuation Determination. Our board of directors will discuss and review the valuations with our Advisor’s investment committee and, where warranted, with the independent valuation firm. Our board of directors will then determine the fair value of each investment in our portfolio in good faith.

Competition

Our primary competitors in providing financing and capital to community banks include, but are not limited to, public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of our competitors are substantially larger and may have considerably greater financial, technical and marketing resources than we do. For example, we believe that some competitors have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assumptions, which could allow them to consider a wider variety of investments than us. Also, certain of our competitors may be better able to hedge against these risks due to having a more diversified portfolio or being registered as a commodity pool operator. We also believe that many of our competitors are established bank holding companies, which allows them to make investments that are in excess of 24.9% ownership interest, investments that are not feasible for us since we do not intend to become a bank holding company. Further, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as an investment company or to the source-of-income, asset diversification and distribution requirements we intend to satisfy to qualify as a RIC.

Brokerage Allocation and Other Practices

Because most of the assets that we hold will be illiquid, we will generally acquire and dispose of our investments in privately negotiated transactions, and we may use brokers in the course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm, the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. Based upon management’s prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. We anticipate such fees range from 0% to 3% of the amount we invest and may be paid in cash or in kind.

Staffing

We do not currently have or expect to have any employees. Employees of StoneCastle Partners and its affiliates will provide the services necessary for our business pursuant to the terms of the Staffing Agreement. Each of our executive officers described under “Management” is an employee or principal of our Advisor, StoneCastle Cash Management, LLC or StoneCastle Partners.

Properties

Our principal executive offices are located at 152 West 57th Street, 35th Floor, New York, New York 10019. Our telephone number is (212) 354-6500. Our Advisor will enter into a shared facilities and services agreement with StoneCastle Partners pursuant to which StoneCastle Partners will provide us and our Advisor with office space. See “Management—Management Agreement—Management Fee.”

Legal Proceedings

We are not currently a party to any material legal proceedings. On February 7, 2013 the former general counsel and a co-founder of StoneCastle Partners commenced a lawsuit against StoneCastle Partners, Messrs. Siegel and Shilowitz and several other affiliates of StoneCastle Partners seeking $10 million in damages for alleged breaches of the StoneCastle Partners operating agreement and a separate agreement between the plaintiff and Mr. Shilowitz. The dispute arose in connection with the plaintiff’s separation from StoneCastle Partners. StoneCastle Partners believes that the claims are without merit and intends to vigorously defend the action. Furthermore, we would not bear any expenses relating to this legal proceeding or any damages or settlement amounts relating to this legal proceeding, if any. Neither we nor our Advisor is a party to this litigation or will have any reimbursement obligation in respect thereof. Apart from the forgoing, neither we, our Advisor, nor StoneCastle Partners is currently subject to any material legal proceedings.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Proxy Voting Policies

We, along with our Advisor, have adopted proxy voting policies and procedures (the “Proxy Policy”) that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our board of directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received to vote equity securities on routine matters, such as ratification of auditors, the proxies usually will be voted in accordance with the recommendation of our management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote in accordance with the recommendation of our management. On non-routine matters, such as elections of directors, amendments to governing instruments, proposals relating to compensation, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to fixed income securities, our Advisor will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our chief executive officer will implement and execute procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Advisor’s investment committee and will be executed by our chief executive officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on one hand, and our Advisor, the underwriters or any of our or their respective affiliated persons, on the other hand, our management may (i) disclose the potential conflict to our board of directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

PORTFOLIO MANAGEMENT

Our board of directors will provide the overall supervision and review of our affairs. Management of our portfolio will be the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is composed of four senior investment professionals. Our Advisor’s investment team, led by Messrs. Siegel and Shilowitz will be responsible for negotiating, structuring and managing of our investments. Our Advisor’s investment professionals have significant experience sourcing, analyzing, investing and managing investments in community banks. For the background of our investment professionals, see “Management.”

We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks, through investment in numerous issuers differentiated by asset sizes, business models and geographies to create a more stable, long-term portfolio of assets. Our Advisor will monitor our portfolio companies and market concentrations and may adjust its underwriting criteria based on market conditions and portfolio concentrations. Our Advisor’s monitoring operations will include sensitivity analyses to determine the effects of changes in market conditions on our asset portfolio. These analyses may include, among other things, simulations of changes in interest rates, changes in economic activity and other events that would affect the forecasted performance of our assets.

LEVERAGE

Use of Leverage

We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, repurchase agreements and other borrowings. Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock. Under normal circumstances, we will not employ leverage above one-third of our total assets at time of incurrence.

The borrowing of money and the issuance of preferred securities represent the leveraging of our common stock. We generally will not use leverage unless our board of directors believes that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. Therefore, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. We do not anticipate using leverage where the estimated costs of using such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. Our board of directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objectives and strategies.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage capital would have complete priority upon distribution of assets on liquidation or otherwise over common stock. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. As long as our leverage capital is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Advisor in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage or, if leverage is utilized, that we will be successful in enhancing the level of our total return. The net asset value of our common stock (“NAV”) will be reduced by the fees and issuance costs of any leverage capital. We do not intend to use leverage until the proceeds of this offering are fully invested in accordance with our investment objectives.

There is no assurance that outstanding amounts we borrow may allow prepayment by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. Utilizing leverage may also restrict our ability to pay dividends, which could lead to a loss of our RIC status. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Advisor will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Our board of directors will monitor our use of leverage and this potential conflict.

Under the Investment Company Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Furthermore if we redeem any preferred stock, it would result in a long-term decrease in cash available to be distributed to holders of our common stock in the form of dividends. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the Investment Company Act, we may only issue one class of preferred stock.

Under the Investment Company Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than one third of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The Investment Company Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the Investment Company Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a holder of our common stock in the amount of approximately 30% of our total assets, assuming a cost of leverage of 3% and hypothetical annual returns of our portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Risk Factors—Risks Related to Our Operations.”

	Assumed Portfolio Return (Net of Expenses)
	(10%)	(5)%	0%	5%	10%
Corresponding Common Stock Return	(15.6)%	(8.4)%	(1.3)%	5.9%	13.0%

Derivative Transactions

Interest Rate Derivative Transactions. In an attempt to reduce the interest rate risk arising from our investments and use of leverage, we may use interest rate transactions such as swaps, caps, floors, forwards, swaptions and rate-linked notes. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. An interest rate “swaption” is an option to enter into an interest rate swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. In a forward rate agreement, we would be entitled to receive (or be obligated to pay) the difference between the interest rate on the amount specified in the forward rate agreement and the interest rate on such amount on the date the agreement expires. A fixed-rate note is a type of debt instrument with a fixed rate of interest (known as the “coupon rate”) that is payable at specified times before maturity. A floating-rate note will pay us a variable amount on the principal amount of the note but the note’s value rises when interest rates rise (as opposed to bonds, which decrease in value when interest rates rise).

Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on any outstanding fixed income securities or preferred stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. See “Risk Factors—Risks Related to Our Operations—Derivatives transactions may limit our income or result in losses.”

Our Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, pursuant to Regulation 4.5 under the CEA. So long as we maintain this exclusion, neither we nor our Advisor will be deemed a commodity pool operator under the CEA, and we anticipate that neither we nor our Advisor will be subject to regulation or registration as a commodity pool operator or commodity trading advisor under the CEA. Although we do not currently intend to, if we use commodity futures, commodity option contracts futures or swaps other than for bona fide hedging purposes, as defined under the CEA regulations, our aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) will not exceed 5% of our net asset value. Furthermore, the aggregate net notional value of commodity futures, commodity option contracts futures and swaps other than for bona fide hedging purposes will not exceed 100% of our net asset value (after taking into account unrealized profits and unrealized losses on any such positions). If, however, we exceed either of these thresholds, we and our Advisor will no longer qualify for this exclusion and will need to register as a commodity pool operator under the CEA.

Credit Derivative Transactions. In order to hedge against changes in the market price of bank securities in which we invest, we may utilize credit derivatives, such as a credit default swap, total return swap or credit-linked notes to “buy” credit protection, in which case we would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of our portfolio of bank securities. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default transaction, we as buyer would pay periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring with respect to the underlying issuer or reference entity. The seller collects periodic fees from us and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller would be required to pay an agreed upon amount to us as buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the issuer or reference entity. A credit-linked note is structured as a security with an embedded credit-default swap. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Equity Derivative Transactions. In order to hedge against changes in the market prices of bank securities in which we invest, we may engage in equity derivatives transactions, including the use of futures, options and warrants. Options, futures and warrants are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. We may purchase or sell options on the publicly traded bank securities in which we may invest. When we purchase an over-the-counter option, it increases our credit risk exposure to the counterparty. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, we would be required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, we will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Warrants are securities that entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiration date of the warrant.

The banks in which we invest may include, as part of the consideration of our investment in such banks’ equity or debt securities, a grant of warrants, options or other equity conversion features by which we may increase our investment in such banks over time. While we may or may not exercise our rights under such instruments, we do not otherwise intend to trade in these warrants, options or other equity conversion features or otherwise use them to leverage our capital. In instances where our derivative transactions may be deemed to create leverage under the Investment Company Act, we will separately segregate with our custodian cash or high quality liquid investments having a value, at all times through exercise, at least equal to our potential payment obligations under such derivative transactions or otherwise ensure that the amount of such obligations together with our other leverage obligations, does not exceed 33 1⁄3% of our total assets. See “Risk Factors—Risks Related to Our Operations.”

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations.

Director Compensation

No compensation has been paid to our independent directors to date. During the current fiscal year our independent directors will be paid the pro rata portion of their annual fees following the effectiveness of this registration statement. Thereafter, independent directors initially will receive an annual retainer of $45,000 and a meeting fee of $1,000 per board or committee meeting attended. The Chairman of our audit committee and the Chairman of our risk management committee are each to be paid an additional amount not expected to exceed $10,000 per year. Directors will not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors will not receive any compensation from us.

Investment Committee

Management of our portfolio will be the responsibility of our Advisor’s investment committee. Our Advisor’s investment committee is currently comprised of Joshua Siegel, George Shilowitz, Erik Eisenstein and Robert McPherson. George Shilowitz is the chairperson of the investment committee. The investment committee’s policy is that unanimous consent is required to approve the committee’s decision to invest in a security and the consent of only two members is required to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth below. See the accompanying Statement of Additional Information for more information about our portfolio managers’ compensation, other accounts managed by each manager, and each manager’s ownership of the Company’s securities.

The names, ages and addresses of the members of our Advisor’s investment committee, together with their principal occupations and other affiliations during the past five years, are set forth below.

Members of our Investment Committee

Name	Age	Position(s) Held with Company	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	42	Chairman of the Board & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners	Stone Castle Partners, LLC; StoneCastle Cash Management, LLC; Stone Castle LLC

George Shilowitz	48	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners	Stone Castle Partners, LLC

Erik Eisenstein	43	Senior Bank Analyst and a Director at StoneCastle Partners	Senior Bank Analyst and a Director at StoneCastle Partners; Adjunct Professor at Kingsborough Community College	None

Robert McPherson	59	Managing Director at StoneCastle Partners	Attorney at McPherson Law Firm; Managing Director at StoneCastle Partners	None

Biographical Information

The following sets forth certain biographical information for our investment committee members:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 20 years of experience in financial services, 17 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Joshua was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Joshua worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Joshua has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student’s economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers’ asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Erik Eisenstein. Mr. Eisenstein is the Senior Bank Analyst and a Director at StoneCastle Partners. Prior to joining StoneCastle in 2007, Mr. Eisenstein was an Equity Analyst for over six years at Standard & Poor’s, Criterion Research Group LLC and Morgan Keegan, with a coverage universe of regional and community banks, thrifts and other diversified financial companies. During that time he appeared on various television and print media, including CNBC and The Wall Street Transcript. Prior, he spent three years as Underwriter and Underwriting Manager of management liability insurance products at American International Group and two years as a practicing attorney. Mr. Eisenstein hold a B.S. in Industrial and Labor Relations from Cornell University, a J.D. from Duke University and an M.B.A. from New York University.

Robert Wayne McPherson, Esq. Mr. McPherson is a business, banking and securities lawyer with thirty-one years of experience: twenty years in private practice; ten years as Corporate Counsel; and one year of government service. He has worked for the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, and has successfully completed the BAI Graduate School of Bank Financial Management at Vanderbilt University. In private practice, Mr. McPherson has handled business formation, planning, purchase and sale, business litigation, Chapter 11 bankruptcy, banking and lender liability litigation and regulation, securities and broker dealer litigation and regulation and private placements. He has also completed the sale of mortgages and other loans on secondary markets. Mr. McPherson has worked on bank mergers and acquisitions and many other facets of banking law. From August 2006 through March of 2010, in conjunction with StoneCastle Partners, Mr. McPherson worked with bank holding companies, community banks, broker-dealers, investment advisors and others to provide Tier 1 and Tier 2 capital to bank holding companies and banks. Mr. McPherson received his undergraduate degree from the University of Alabama, and received his law degree and M.B.A. from the University of Memphis.

Management Agreement

Management Services

StoneCastle Asset Management LLC will serve as our investment adviser, subject to the overall supervision and review of our board of directors. Pursuant to a management agreement, our Advisor will provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Advisor also will determine from time to time what securities we shall purchase, and what securities shall be held or sold, what portions of our assets shall be held uninvested as cash or in other qualified short-term investments or liquid assets, will maintain books and records with respect to all of our transactions and will report to our board of directors on our investments and performance. Our Advisor was formed in November 2012. Our Advisor’s affiliate, StoneCastle Advisors, LLC, is a registered investment adviser formed in 2004 which manages the assets of six long-term investment vehicles—U.S. Capital Funding I, Ltd., U.S. Capital Funding II, Ltd., U.S. Capital

Funding III, Ltd., U.S. Capital Funding IV, Ltd., U.S. Capital Funding V, Ltd. and U.S. Capital Funding VI, Ltd. The U.S. Capital Funding companies are securitization vehicles created to invest primarily in trust preferred securities issued by public and private community banks in the United States. StoneCastle Advisors also manages the investments of several separate accounts. StoneCastle Partners and its subsidiaries currently manage approximately $5 billion of assets focused on community banks, including approximately $1.8 billion of capital invested in more than 200 banking institutions and over $3 billion of institutional cash in over 450 banks. Our Advisor has no full time employees and relies on the officers, employees and resources of certain affiliated entities pursuant to the Staffing Agreement. All of the members of the investment committee of our Advisor are affiliates of, but not employees of, our Advisor, and each has other significant responsibilities with StoneCastle Partners and its subsidiaries.

Our Advisor’s services to us under the management agreement will not be exclusive, and while it is not currently contemplated, our Advisor is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others. Our Advisor intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we will not be disadvantaged in relation to any other client of the Advisor.

Administration Services

Pursuant to the management agreement, our Advisor will also furnish us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Advisor is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Advisor will:

•	oversee the performance and payment of the fees of our service providers and make such reports and recommendations to our board of directors concerning such matters as the parties deem desirable;
•	respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements and stockholder communications, and the preparation of materials and reports for our board of directors;
•	establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by our board of directors; and
•	supervise any other aspect of our administration as may be agreed upon by us and our Advisor.

Management Fee

Pursuant to the management agreement, we will pay our Advisor a fee for the management and administration services described above. The management fee will be 0.4375% (1.75% annualized) of our Managed Assets, calculated and paid quarterly in arrears within fifteen days of the end of each calendar quarter, except that, (i) until we have invested at least 85% of the net proceeds we receive from the sale of our common stock, we will reduce the management fee so that the portion of the management fee payable with respect to our assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering we will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). The term “Managed Assets” as used in the calculation of the management fee means our total assets (including cash and cash equivalents and any assets purchased with or attributable to any borrowed funds). The management fee for any partial quarter will be appropriately prorated. Our Advisor will not be paid an incentive fee and will not participate in our profits in its capacity as Advisor. However, Advisor and/or its affiliates and certain of their employees will participate in our profits through ownership of our common stock, which will be approximately 1% of our outstanding common stock as of the closing of this offering.

Payment of Our Expenses

StoneCastle Asset Management LLC serves as our investment adviser in accordance with the terms of the Management Agreement. Subject to the overall supervision of our board of directors, the investment adviser will manage our day-to-day operations and provide us with investment management services. Under the terms of the Management Agreement, StoneCastle Asset Management LLC does and will:

•	determine the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights; and
•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our assets.

We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to this offering. We will reimburse our Advisor to the extent our Advisor pays these expenses. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Advisor and not us, although we will reimburse our Advisor an amount equal to our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the management agreement. The compensation and expenses borne by us may include, but are not limited to, the following:

•	other than as provided under “Management Fee” above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits;
•	commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including underwriting commissions and similar fees;
•	auditing, accounting and legal expenses;
•	taxes and interest;
•	governmental fees;
•	expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our securities, including expenses of conducting tender offers for the purpose of repurchasing our securities;
•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes;
•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor;
•	expenses of reports to governmental officers and commissions, including, without limitation, our periodic report preparation and filing obligations with the SEC;
•	insurance expenses;
•	association membership dues;
•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records and determination of net asset values);
•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us;
•	fees, expenses and disbursements of CAB Marketing, LLC and CAB, L.L.C. and similar service providers;
•	compensation and expenses of our directors who are not members of our Advisor’s organization;

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments;
•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred stock;
•	all expenses incurred in connection with our organization and any offering of our common stock, including this offering; and
•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

We anticipate that expenses that are reimbursable to our Advisor will be submitted to the independent members of our board of directors for their approval prior to reimbursement thereof.

Allocation Policy

Our Advisor will allocate investment opportunities among client accounts on a fair and consistent basis, and will not favor any one client or account over any other. In certain cases, investment opportunities may be made by our Advisor other than on a pro rata basis. In determining to which accounts our Advisor will allocate investment opportunities, and in determining the shares to allocate to a particular account, our Advisor will not consider:

•	the levels of fees earned from accounts or the fact that certain accounts may pay performance-based fees;
•	different compensation payable to portfolio managers based on the performance of certain accounts;
•	the ability of particular clients to send business to or otherwise benefit our Advisor in exchange for allocations;
•	the identity of account holders (including the fact that certain accounts may be proprietary or maintained on behalf of investment vehicles that our Advisor sponsors);
•	in the case of allocations of initial public offerings, market movement generally or the performance of the shares since the execution of the order in question;
•	the prior performance of accounts; or
•	whether an account is new to our Advisor.

CAB Marketing, LLC and CAB, L.L.C.

We have entered into exclusive investment referral and endorsement relationships with the CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the ABA. Pursuant to the agreements governing these relationships, CAB Marketing, LLC will assist us with the promotion and identification of potential investment opportunities. More specifically, CAB Marketing, LLC will:

•	perform a broad-based review of the capital needs of the financial services industry;
•	in coordination with us, develop a community bank marketing campaign with mailings, webinars, and other modes of outreach;
•	facilitate prescreening of potential investment candidates through publicly available data and distribution of due diligence questionnaires and introductions to banks that we may select as potential funding targets; and
•	provide opportunities to speak at, exhibit at and attend ABA-sponsored conferences and other ABA events.

In addition, CAB, L.L.C. has granted to us a license to use the name “Corporation for American Banking” in connection with the foregoing promotion and identification activities, and will:

•	administer a members-only web page on the ABA’s website that references our program of investment in community banks;
•	announce the availability of our investment platform to the ABA members;
•	provide prompt review of our use of the CAB name; and
•	communicate objective information about us and CAB’s endorsement to ABA’s members.

Most capital raising activities by community banks are conducted through privately-negotiated transactions that occur outside of traditional institutional investment channels, including the capital markets. We believe that StoneCastle Partners’ and CAB, L.L.C.’s large network of relationships will help us to identify attractive investment opportunities and will provide us with a competitive advantage. As consideration for their exclusive services and endorsement, we will pay the ABA subsidiaries a series of payments aggregating $500,000 annually for three years. The ABA and its subsidiaries have not endorsed this offering, and you should not construe references to them in this prospectus as such an endorsement.

Duration and Termination

The management agreement with our Advisor will remain in effect for an initial period of two years from the date of effectiveness, unless earlier terminated, and will continue in effect from year to year thereafter, but only so long as each continuance is specifically approved by (i) our board of directors or the vote of a majority of our voting securities and (ii) the vote of a majority of our independent directors. Our board of directors and sole stockholder approved the management agreement with our Advisor prior to the date of this prospectus. The management agreement with our Advisor may be terminated at any time, without payment or penalty, by vote of our board of directors, by vote of a majority of our voting securities, or by our Advisor, in each case on 60 days’ written notice. As required by the Investment Company Act, the management agreement with our Advisor will terminate automatically in the event of its assignment.

Liability of Advisor and Indemnification

The management agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the management agreement. The management agreement further states that we will indemnify the Advisor for any losses, damages, claims, costs, charges, expenses or liabilities except to the extent such amounts result from our Advisor’s willful misconduct, bad faith or gross negligence or as otherwise prohibited by applicable law. As a result, our Advisor may not be liable to us for breaches of its duty of care, diligence or skill.

Board Approval of the Management Agreement

Our board of directors, including our independent directors, reviewed and approved the management agreement prior to the date of this prospectus. In considering the approval of the management agreement, our board of directors evaluated information provided by our Advisor and legal counsel and considered various factors, including the following:

•	Services. Our board of directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.
•	Comparison of Management Fee to Other Firms. Our board of directors reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.
•	Experience of Management Team and Personnel. Our board of directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make, and their past experience with similar kinds of investments. Our board of directors discussed numerous aspects of the investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.
•	Provisions of Management Agreement. Our board of directors considered the extent to which the provisions of the management agreement (other than the fee structure which is discussed above) were comparable to the management agreements and administration agreements of companies with similar business models and concluded that its terms were satisfactory and in line with market norms. In addition, our board of directors concluded that the services to be provided under the management agreement were reasonably necessary for our operations, and the payment terms were fair and reasonable in light of usual and customary charges.

•	Payment of Expenses. Our board of directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the management agreement. The board of directors discussed how this structure was comparable to that of with companies with similar business models, including, existing business development companies.

Based on the information reviewed and the discussions among the members of our board of directors, our board of directors, including all of our independent directors, approved the management agreement and the administration agreement and concluded that the management fee rates were reasonable in relation to the services to be provided. The basis for the board’s initial approval of our management agreement will be provided in our initial report to the common stockholders. The basis for subsequent continuations of our management agreement will be provided in annual or semi-annual reports to the common stockholders for the periods during which such continuations occur.

License Agreement

StoneCastle Partners has licensed the “StoneCastle” name to us and our Advisor on a non-exclusive, royalty-free basis. We will have the right to use the “StoneCastle” name so long as our Advisor or one of its approved affiliates remains our investment adviser. Other than with respect to this limited right, we will have no legal right to the “StoneCastle” name. This right will automatically terminate if the management agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with StoneCastle Partners and our Management Team

Purchase of Common Stock

Our Advisor and/or its affiliates and certain of their employees have agreed to purchase 1% of the common stock sold in this offering at the offering price. In addition, in connection with matters relating to the formation and initial capitalization of the Company, our Advisor purchased 4,000 shares of our common stock at $25 per share, and Joshua Siegel, a member of our board of directors, purchased 1 share of our common stock for $25.

Management Agreement

We have entered into the management agreement with our Advisor, an entity in which certain of our officers and directors have ownership and financial interests. Our Advisor’s services to us under the management agreement will not be exclusive, and while it is not currently contemplated, our Advisor is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as our Advisor’s services to us are not impaired by the provision of such services to others. It is thus possible that our Advisor might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Advisor intends to allocate investment opportunities consistent with our investment objectives and strategies in a fair and equitable manner in accordance with its allocation policy. See “Management—Management Agreement.”

Fees to be Earned by StoneCastle Partners and its Affiliates from Community Banks, Including Some or All of the Community Banks in which we Invest

Brokers affiliated with StoneCastle Partners may provide investment leads to us, and we may pay a portion of the fee income that we receive from community banks in connection with our investments in such banks to one or more affiliated brokers. Based upon management’s prior experience, we may receive up-front fee revenue from the community bank issuers in connection with newly originated securities. We anticipate such fees range from 0% to 3% of the amount we invest and may be paid in cash or in kind. Furthermore, entities affiliated with StoneCastle Partners may receive fees from us or from issuers in which we invest in respect of structuring investments that we may make. In addition, our affiliate StoneCastle Cash Management, LLC provides various cash management products to its clients that involve depositary relationships with community banks and services to community banks with respect to their cash management products. StoneCastle Cash Management, LLC receives fees from these clients and/or community banks in connection with these cash management services, which may include community banks in which we invest. Other affiliates of StoneCastle that exist today, or that may exist in the future, may provide products or service to community banks.

Indemnification Agreements

To the fullest extent permitted by law, we will indemnify our directors and officers if they are made, or threatened to be made, a party to any action or proceeding (including an action by or in the right of an affiliate), whether civil or criminal, by reason of the fact that any of them is or was a director or officer of our company, or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against any judgments, fines, amounts paid in settlement and reasonable expenses which they incur. We will also advance the expenses of such persons in any such action or proceeding. We will maintain liability insurance covering our directors and officers.

Conflicts of Interest Within StoneCastle Partners

StoneCastle Partners currently does, and our Advisor and StoneCastle Partners in the future may, manage funds and accounts other than ours that have similar investment objectives. The investment policies, advisor compensation arrangements and other circumstances of ours may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those other accounts. In certain cases, investment opportunities may be made available to us by our Advisor other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or we may not have additional capital to invest at the same time as such other funds and accounts. Our Advisor intends to allocate investment opportunities to us and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and other funds or accounts. To the extent that investment opportunities are suitable for us and for one of these other funds or accounts, our Advisor intends to allocate investment opportunities pro rata among us and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by our Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, our Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, our Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by our Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Furthermore, two of the members of our Advisor’s investment committee are also members of our board of directors. Due to our board composition, it is more likely that our board of directors will approve investments made by the Advisor’s investment committee and that our board of directors will value our investments consistent with the valuation recommendations of our Advisor’s investment committee. The board will utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. The board will also review valuations of such investments provided by the Advisor. The board will regularly review and evaluate our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. The board will also review valuations of such investments provided by the Advisor and will assign the valuation they determine to best represent the fair value of such investments.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stock or cause fluctuations in the distributions paid on our common stock. The fee paid to our Advisor will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Our board of directors will monitor our use of leverage and this potential conflict; however, certain members of our board of directors also serve as investment professionals for our Advisor, which may create inherent conflicts of interest.

Approval of Conflicts

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between us and our Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of our investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among our Advisor and its affiliates, on one hand, and us, on the other. Our board of directors, including a majority of our directors who are independent, is also responsible for reviewing our Advisor’s performance and the fees and expenses that we pay to our Advisor. In addition, we anticipate that expenses that are reimbursable to our Advisor will be submitted to the independent members of our board of directors for their approval prior to reimbursement thereof.

In addition, our Advisor’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Advisor’s clients over time. Our Advisor has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the following information, together with the other information contained in this prospectus, before investing in our common stock. In connection with the forward-looking statements that appear in this prospectus, you should also carefully review the cautionary statement referred to above under “Cautionary Statement Concerning Forward-Looking Statements.”

Risks Related to Our Operations

We have no operating history; our Advisor has no advisory experience, and there can be no assurance that we will achieve our business objectives.

We are a newly formed corporation organized under the laws of the State of Delaware. As a result, it is difficult to evaluate our business and future prospects. The results of our operations will depend on many factors, including, but not limited to, the availability of opportunities for the acquisition of assets, the level and volatility of interest rates, readily accessible short- and long-term funding alternatives, conditions in the financial markets, general economic conditions and the performance of our Advisor. Furthermore, while our Advisor will be staffed with investment professionals from its affiliates, our Advisor has no advisory experience and thus it is difficult to evaluate our Advisor’s performance. Additionally, the past performance of our Advisor’s affiliates with respect to other clients and accounts should not be construed as an indication of our future performance. There can be no guarantee that we will have similar opportunities to invest in securities that generate similar risk-adjusted returns as the other clients and accounts. Further, differences between the structure, term and investment objective and policies of our company and the other clients and accounts, including different performance-related fee arrangements, may affect their respective risk-adjusted returns. If we do not implement our investment strategy successfully, our business could be harmed or fail entirely, with the consequence that our net income and therefore the level of dividends payable on our common stock, could be adversely affected, and our common stock could be worth less than the initial investment.

Our performance is highly dependent on our Advisor.

We will depend on the diligence, expertise and business relationships of the senior management of our Advisor and its affiliates. Our Advisor’s senior investment professionals and senior management, who act for our Advisor pursuant to a staffing agreement with StoneCastle Partners and several of its affiliates, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of this senior management team of our Advisor. All of these individuals will devote significant amounts of their time to non-Company related activities of our Advisor. To the extent these individuals are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may be adversely affected. In addition, to the extent that our assets continue to grow, our Advisor may have to source additional personnel, and to the extent it is unable to source qualified individuals, our growth may be adversely affected.

Most of our assets will be illiquid, and their fair value may not be readily determinable.

Most of our assets will be illiquid, and their fair value may not be readily determinable. Accordingly, there can be no assurance that we would be able to realize the value at which we carry such assets if we need to dispose of them. As a result, we can provide no assurance that any given asset could be sold at a price equal to value at which we carry it.

Our Advisor may rely on assumptions that prove to be incorrect.

We will employ strategies which depend upon the reliability, accuracy and analyses of our Advisor’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in material losses. All models ultimately depend upon the judgment of the investment professionals and the assumptions embedded in the models. To the extent that, with respect to any investment, the judgment or assumptions are incorrect, we can suffer material losses. The models that our management team uses to assess and control our risk exposures reflect assumptions about the degrees of correlation or lack thereof among prices of various asset classes or other market indicators, and in times of market stress or other unforeseen circumstances previously uncorrelated indicators may become correlated, or conversely previously correlated indicators may move in different directions. These types of market movements may at times limit the effectiveness of any hedging strategies that we may employ and cause us to incur material losses.

Our Advisor and its affiliates may serve as investment adviser to other funds, investment vehicles and investors, which may create conflicts of interest not in the best interest of us or our stockholders.

StoneCastle Partners and its affiliates were formed in 2003 to provide investment management services to institutional and high-net worth investors. StoneCastle Partners and its affiliates have been managing investments in portfolios of community bank related investments since that time, including management of the investments of (i) six securitizations including: U.S. Capital Funding I, Ltd., U.S. Capital Funding II, Ltd., U.S. Capital Funding III, Ltd., U.S. Capital Funding IV, Ltd., U.S. Capital Funding V, Ltd. and U.S. Capital Funding VI, Ltd., and (ii) two private funds including SCP Capital I, Ltd. and SCP Master Fund II, Ltd. Our Advisor was organized in November 2012 to provide investment advice to us and to continue the investment strategies of StoneCastle Partners and its affiliates. Our Advisor may advise clients in addition to us in the future. Our Advisor and its affiliates intend to allocate investment opportunities and collective expenses among their respective clients fairly and equitably and in accordance with their allocation policies.

We will operate with leverage, which may adversely affect our return on our assets and may reduce cash available for distribution.

We will operate with leverage through recourse and non-recourse collateralized financings, private or public offerings of debt, warehouse facilities, secured and unsecured bank credit facilities, repurchase agreements and other borrowings. Although we have no present intention to do so, we may also operate with leverage by issuing preferred stock. Leverage, also known as debt financing, may include contractual terms that are unfavorable to our stockholders, including limitations on our ability to declare and distribute dividends. Such terms will likely also contain restrictive covenants that impose asset coverage requirements, voting right requirements and restrictions on the composition of our assets, and limit the use of our investment techniques and strategies, any or all of which may have an adverse effect on us and our ability to pay dividends. If we are unable to repay or refinance maturing debt on the date it is due, we may be forced to seek other sources of capital to repay the maturing debt that may be expensive or dilutive to existing stockholders. To the extent that we are unable to find additional financing or extend or refinance our debt when it becomes due and we do not have sufficient cash to redeem such debt, we may be required to liquidate assets that are illiquid and difficult to sell for fair value and the sale of assets may occur at a time when it would not otherwise be desirable to do so. Failure to meet any contractual term set forth by our lenders, including maturity, may result in a default and may result in a forced sale of assets or reduced operational flexibility, and may result in significant loss or complete loss for our stockholders.

Leverage is a speculative technique that may adversely affect our earnings or book value. If the return on assets acquired with borrowed funds or other leveraged proceeds does not exceed the cost of the leverage and our cost of operations, the use of leverage could cause us to lose money.

Successful use of leverage depends on our Advisor’s ability to predict or hedge correctly cash flows generated by the assets we will acquire, which depends upon default rates, interest rates, refinancing and prepayment rates, timing of recoveries and various other factors. Our actual use of leverage may vary depending on our ability to obtain credit facilities and the lender’s and rating agencies’ estimate of the stability of our cash flows. Our return on our assets and cash available for distribution to our stockholders may be reduced to the extent that changes in market conditions cause the cost of these financings to increase relative to the income that can be derived from our assets. Defaults and lower than expected recoveries, as well as delays in recoveries on defaults, could rapidly erode our equity. Debt service payments will reduce cash flow available for distributions to stockholders. In addition, lenders from whom we may borrow money or holders of our debt securities will have claims on our assets that are superior to the claims of our common stockholders, and we may grant a security interest in our assets when we undertake leverage. In the case of a liquidation event, those lenders or note holders would receive proceeds before our common stockholders.

We may incur leverage to the extent permitted by the Investment Company Act. As a result, we will limit (i) leverage from debt securities to one third of our total assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by our debt securities and preferred stock, each in accordance with the requirements of the Investment Company Act.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value and, as a result, there is uncertainty as to the value of our investments.

Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our board of directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately-held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from our Advisor, third party independent valuation firms and our audit committee, with the oversight, review and approval of our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio are to a certain degree subjective and dependent on a valuation process approved by our board of directors. Certain factors that we may consider in determining the fair value of our investments include estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

Our board will utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. Our board will also review valuations of such investments provided by the Advisor. Furthermore, we will rely heavily on the investment committee of our Advisor in making determinations of the fair value of our investments. Two of the members of our board of directors also serve on our Advisor’s investment committee. This makes it more likely that the valuation of our investments, as determined by our Advisor’s investment committee, will be the valuation that is approved by our board of directors. Our board will regularly review and evaluate our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board will also review valuations of such investments provided by the Advisor and will assign the valuation they determine to best represent the fair value of such investments.

Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk.

Our investments are likely to include preferred stock with variable dividend rates and may include debt or hybrid instruments with floating interest rates. Variable rate and floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index. The amount of income we receive from our investments may fluctuate based upon changes in interest rates and, in a declining and/or low interest rate environment, these investments will produce less income, which will impact our operating performance. Fixed dividend rate and interest rate investments, however, do not have adjusting rates and the relative value of the fixed cash flows from these investments may decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in our net asset value. We may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. No strategy can completely insulate us from the risks associated with interest rate changes and there is a risk that our strategies may provide no protection at all and will potentially compound the impact of changes in interest rates. Hedging transactions involve certain additional risks such as counterparty risk, leverage risk, the legal enforceability of hedging contracts, the early repayment of hedged transactions and the risk that unanticipated and significant changes in interest rates may cause a significant loss of basis in the instrument and a change in current period expense. We cannot assure you that we will be able to enter into hedging transactions or that such hedging transactions will adequately protect us against the foregoing risks.

We may compete with a number of other prospective investors for desirable investment opportunities.

There may be a number of investors in the community banking sector, including high net worth individuals, publicly traded investment companies, hedge funds and private equity funds. In addition, competition among institutional investors and investment managers for community bank related investments has significantly increased during the past few years. In addition to established competitors, new competitors may be established at any time. These competitive conditions may adversely impact our ability to meet our business objectives, which in turn could adversely impact our ability to meet debt service obligations or make dividend payments to our stockholders. Some of our competitors may have a lower cost for borrowing funds than us or greater access to funding sources not available to us.

We may initially generate low or negative rates of return on capital, and we may not be able to execute our business plans as quickly as expected, if at all.

We anticipate that it may take up to six months to utilize fully the net proceeds received from this offering; however, we may take longer to utilize such proceeds fully. This initial six-month period and any additional delay may result from a lack of attractive investment opportunities or from competition with other market participants in the community banking sector. Along with the TARP Preferred securities we intend to purchase under the purchase and sale agreement, we may initially invest in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high-quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. Because these temporary investments may generate lower projected returns than our core business strategy, we may experience lower returns during this period, which may result in low distributions in this initial period, or possibly no distributions at all. See “Use of Proceeds.”

We may not consummate our intended purchase of TARP Preferred securities.

While we have entered into a purchase and sale agreement to acquire a portfolio of cumulative TARP Preferred securities for a purchase price equal to the amount of accrued but unpaid dividends thereon of approximately $74.3 million, we may not consummate this purchase and sale for a variety of reasons. For example, the seller under the purchase and sale agreement is permitted to sell the securities to third parties instead of to us if there is a credit event in the market or if we do not consummate the sale prior to November 22, 2013. The issuers of the TARP Preferred securities may also redeem them under certain circumstances. The purchase and sale agreement originally concerned our purchase of $78 million of TARP Preferred from six bank holding companies, however, one of the issuing bank holding companies subsequently redeemed its TARP Preferred, resulting in a balance of $74.3 million of TARP Preferred that we intend to purchase from five bank holding companies under the purchase and sale agreement.

In addition, except for the foregoing agreement, we have not entered into any other agreements for specific investments in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the economic merits of investments we make with the net proceeds of this offering prior to your purchase of common stock in this offering. We will have significant flexibility in deploying the net proceeds of this offering and may make investments with which you do not agree or do not believe are consistent with our business strategy.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Advisor and its affiliates will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisers, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Advisor fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Advisor and its affiliates have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Advisor’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. To grow, our Advisor and its affiliates may need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Restrictions and provisions in any future credit facilities, debt securities or other leverage instruments may also limit our ability to make distributions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Derivatives transactions may limit our income or result in losses.

In order to limit (or “hedge”) our exposure to interest rate and other financial market changes, we may engage in derivatives transactions. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. We may utilize a variety of derivative instruments for hedging purposes including swaps, caps, floors, forwards, swaptions, options, futures, warrants and rate and credit linked notes and may therefore expose ourselves to risks associated with such transactions. We will use derivatives to hedge against interest rate changes affecting our outstanding indebtedness and assets, changes in the market prices of the publicly-traded banks in which we invest and downgrades and defaults affecting our assets generally.

The success of our hedging transactions will depend on our Advisor’s ability to correctly predict movements of relevant market rates and the creditworthiness and values of the entities in which we invest. No assurance can be given that the Advisor’s judgment in this respect will be correct, or that the Advisor will cause us to enter into hedging or other transactions at times or under circumstances when it may be advisable to do so. Therefore, while we may enter into such transactions to seek to reduce relevant market rate and risks, unanticipated changes in rates may result in reduced overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Hedging does not eliminate the possibility of fluctuations or prevent losses. Nevertheless, such hedging can establish other positions designed to benefit from those same developments, thereby offsetting the declines. Such hedging transactions may also limit the opportunity for income or gain if rates change favorably. Moreover, it may not be possible to hedge against a rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Although we do not currently intend to do so, we may hedge through option contracts, futures or swaps other than for bona fide hedging purposes, as defined under the CEA regulations of up to 5% of our NAV, and the aggregate net notional value of such contracts other than for bona fide hedging purposes may be up to 100% of our NAV (after taking into account unrealized profits and unrealized losses on any such positions).

Additional risks associated with derivatives include:

Interest Rate Risk. Please see “—Our investments will be subject to dividend and interest rate fluctuations, and we may incur interest rate risk” for a discussion of interest rate risk that also applies to derivatives.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Counterparty Risk. We are subject to the risk that a party with whom we enter into a derivative transaction (the “counterparty”) will not perform its obligations under the related contracts. Although we intend to enter into transactions only with counterparties which our Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that we will not sustain a loss on a transaction as a result.

Default Risk. We are subject to the risk that issuers of the instruments in which we invest may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which we invest will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that we will not sustain a loss on a transaction as a result.

Liquidity Risk. Derivative instruments may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including disorderly markets, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The inability to close options and futures positions also could have an adverse impact on our ability to effectively hedge our portfolio.

Financing arrangements with lenders or preferred shareholders may limit our ability to make dividend payments to our stockholders.

We depend on the ability of our operations to generate positive cash-flow measured as the positive difference between the yield on our assets and the cost of our funds. Because we intend to use leverage to increase our return on equity, we may be subject to contractual operational limitations, including limitations on our ability to make dividends to our stockholders. If, as a consequence of these various limitations and restrictions, we are unable to generate sufficient funds for distributions from our assets or we are not in compliance with the terms of our debt agreements or any new series of preferred stock, we may not be able to make expected dividend payments.

We may change our business strategy and operational policies without stockholder consent, which may result in a determination to pursue riskier business activities.

With majority consent of our board of directors, we may change our business strategy for how we invest in community banks at any time without the consent of our stockholders, which could result in our acquiring subsidiaries or assets that are different from, and possibly riskier than, the strategy described in this prospectus. For example, we could change our strategy to focus to a greater extent on investing in common stock rather than preferred stock, subordinated debt and convertible securities. However, we will endeavor to notify investors of any such material change in business strategy and operational policies no later than our subsequent semi-annual or annual report, as applicable, filed with the SEC. A change in our business strategy may increase our exposure to interest rate, mark to market risks or other risks. Our board of directors will determine our operational policies and may amend or revise our policies, including our policies with respect to our investments, operations, indebtedness, capitalization and distributions or approve transactions that deviate from these policies, without a vote of, or notice to, our stockholders. Operational policy changes could adversely affect the market price of our common stock and our ability to make distributions to our stockholders.

Laws and regulations may prohibit the banks in which we invest from paying interest and/or dividends to us.

Dividend payments by banks are subject to legal and regulatory limitations imposed by applicable state and federal bank regulatory agencies. For instance, banks will be prohibited from paying cash dividends to their stockholders or holding company parents to the extent that any such payment would reduce the bank’s capital below required capital levels. To the extent these regulatory capital requirements are increased, banks may find it more difficult to declare and pay dividends on the preferred stock they have issued and, to the extent that such preferred stock is non-cumulative, may be more reluctant to declare such dividends. Regulatory approval may also be required for a bank to declare a dividend if the total of all dividends declared by it in any calendar year shall exceed the total of the bank’s net profits for that year combined with its retained net profits of the preceding two years, less any required transfer to surplus or a fund for the retirement of any preferred stock. The ability of banks to pay dividends will also depend upon other factors, including their debt and equity structure, earnings and financial condition, need for capital, and other factors, including economic conditions, and tax considerations. To the extent we invest in the holding companies of banks, the only funds available for the payment of dividends on the capital stock of the holding company may be the cash and cash equivalents held by the holding company, dividends paid by the bank to the holding company and borrowings. The banks in which we invest may be constrained in their ability to pay dividends by these factors.

Legal and regulatory changes could occur that may adversely affect us.

The regulatory environment for businesses such as ours is evolving, and changes in the regulation or interpretations thereof may adversely affect our ability to invest in the manner consistent with our current strategy, our ability to obtain the leverage that we might otherwise obtain, to effect a public offering of the common stock or to pursue our business strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for financial institutions and for many of the industries that their clients are engaged is always evolving, and changes in these regulations may adversely affect the value of our investments. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on us could be substantial and adverse.

We may be required to register as a commodity pool operator.

We intend to claim an exclusion from the definition of the term “commodity pool operator” pursuant to Regulation 4.5 under the CEA with respect to the Company. While we currently expect that our activities will remain within the scope of the exclusion, if we change our hedging and risk management strategies, we may be required to register under the CEA as a commodity pool operator, and the Advisor may be required to register under the CEA as a commodity trading advisor, each of which would increase our regulatory and compliance costs and expenses.

Market fluctuations caused by force majeure, terrorism or certain other acts may adversely affect our performance.

In addition to historic market risks, our performance may be adversely affected by market fluctuations resulting from certain risks which are unprecedented in nature or magnitude and therefore not amenable to existing risk management techniques which are based on modeling past events and assigning probabilities to the recurrence of those events. Such events include, without limitation, catastrophic acts of terror, imposition or declaration of martial law, mass disruption of telecommunications facilities, pandemics resulting from bio-terror attacks or outbreaks of fatal disease, cyber-terror and terrorist attacks on financial markets, exchanges and payments systems and acts of providence.

Changes in interest rates may affect our net investment income, reinvestment risk and the probability of defaults of our investments.

We expect to create a portfolio of securities focused on the bank market, with an emphasis on community banks. We expect debt issued by community banks to have maturities in excess of ten years to enable our borrowers to obtain favorable regulatory capital treatment under current regulatory capital guidelines. We expect that a portion of our investments in preferred stock and unsecured debt will have fixed dividend or interest rates. In recent years, it has been the policy of the Board of Governors of the Federal Reserve System to maintain interest rates at historically low levels through its targeted federal funds rate and the purchase of mortgage-backed securities. The Board of Governors of the Federal Reserve System has indicated its intention to maintain low interest rates in the near future. Accordingly, the dividend and interest rates on our initial investments may be at historically low levels. Rising interest rates may devalue the fair market value of securities that we hold.

We will fund our initial investments from the net proceeds of this offering and cash flows from operations, including interest earned from the temporary investment of cash. In the future, we may also fund a portion of our investments through borrowings from banks. When interest rates rise, to the extent that (i) we borrow money at rates higher than the dividend and interest rates on our investments or (ii) our borrowings reprice more quickly than our floating rate investments, our profitability will be negatively affected.

We also are subject to reinvestment risk associated with changes in market rates. Changes in market rates may affect the average life of certain of our investments. Increases in market rates could make it more difficult for the community banks that issue the floating rate securities in which we invest to afford the interest or dividend payments on such securities and therefore could increase the probability of a default or reduce the ability of a bank to continue paying dividends on its preferred stock. Decreases in market rates could result in increased prepayments of the securities in which we invest, as borrowers refinance to reduce borrowing costs. Under these circumstances, we are subject to reinvestment risk to the extent that we are unable to reinvest the cash received from such prepayments, redemptions and repurchases at rates that are comparable to the interest and dividend rates on our existing investments.

We will invest primarily in unrated and illiquid securities.

In determining whether an unrated security is an appropriate investment for us, our Advisor will consider information from industry sources, as well as its own quantitative and qualitative analysis. However, our Advisor’s determination is not the equivalent of a rating by a rating agency. We believe that a majority of the investments we will make will not be rated by a NRSRO. If such investments were rated by a NRSRO, we believe that they may be rated below investment-grade, in part because of the small average size of the issuances we will invest in, the corresponding reduced liquidity and a general lack of analyst and investment bank coverage. Unrated securities may be regarded as having predominately speculative characteristics with respect to the capacity to pay interest and dividends and to repay principal. Issuers of unrated securities may be highly leveraged and may not have more traditional methods of financing available to them.

The prices of these unrated securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade rated securities. The secondary market for unrated securities may not be as liquid as the secondary market for other rated securities, a factor which may have an adverse effect on the securities we hold compared to investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for investment grade rated instruments. Under adverse market or economic conditions, the secondary market for unrated securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. The prices we realize upon the sale of such unrated securities, under these circumstances, may be less than the prices we use in calculating our net asset value.

Risks Related to Investing in Community Banking Sector

Our assets will be concentrated in the banking sector, potentially exposing us to greater risks than companies that invest in multiple sectors.

We are registered as a non-diversified, closed-end management investment company under the Investment Company Act. Accordingly, we are not currently restricted under the Investment Company Act as to the number or size of securities that we may hold, and we may invest more assets in fewer issuers compared to a diversified fund. Our assets will consist of securities of public and privately held banks. Because we are focused on the banking sector, our investments may present more risk than if we were broadly diversified among other sectors of the economy. A downturn in the banking sector may have a larger negative impact on our earnings and book value than might otherwise be the case if we were diversified in other sectors of the economy. At times, the performance of securities issued by banks may lag the performance of securities issued by companies in other sectors of the economy.

Financial institutions, including community banks, have assets and liabilities that are directly affected by many factors, including domestic and international economic and political conditions, broad trends in business and finance, legislation and regulation affecting the national and international business and financial communities, monetary and fiscal policies, changes in interest rates, inflation, market conditions, customer confidence in the safety and soundness of the banking system, the availability of short-term or long-term funding and the volatility of trading markets. Such factors may impact the value of financial instruments held by financial institutions or the value of the securities issued by financial institutions. In addition to risks that may impact the banking industry, an individual financial institution, such as a community bank, is directly affected by many factors, including its liquidity, asset quality, capital, earnings, management, and various other factors. Given our expected long-term investment strategy, some or all of these factors may change during the term of our investment, and we cannot predict or control the nature of these changes, some of which may have a materially adverse impact on one or all of our investments.

The following discusses some of the key risks that could affect the business and operations of the financial institutions in which we expect to invest. Other factors besides those discussed below or elsewhere in this prospectus could adversely affect one or all of our investments, and these risk factors should not be considered a complete list of potential risks that may affect our investments in banks and other financial institutions.

•	Liquidity Risk. The management of a financial institution must ensure that sufficient funds are available at a reasonable cost to meet potential demands from both capital providers and borrowers. The liquidity of financial institutions could be impaired by an inability to access the capital markets or by unforeseen outflows of cash. This situation may arise due to circumstances that financial institutions may be unable to control, such as a general market disruption or an operational problem that affects third parties or the financial institution itself. Institutions that have high credit ratings typically have access to cheaper and more diversified sources of funding relative to institutions with lower or no credit ratings, and many of the institutions in which we will invest have low or no credit ratings which could adversely affect their liquidity and competitive position, increase their or our borrowing costs, and limit their or our access to the capital markets. To the extent that sufficient funds are not available to meet expected or unexpected demands, a financial institution may default or fail on their obligations which would have a negative impact on our book value.
•	Asset Quality and Credit Risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which we will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which we invest will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. We will not have control over the asset quality of the financial institutions in which we will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on our investments.
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Capital Risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect stockholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

•	Earnings Risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to stockholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair our investments.
•	Management Risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. We will not have direct or indirect control over the management of the financial institutions in which we will invest and, given our long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which we invest, may have an adverse impact on our investment.
•	Litigation Risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which we invest could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which we invest could have material adverse financial effects on us and adversely affect our earnings and book value.
•	Market Risk. The financial institutions in which we will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities, and derivatives of the financial institutions in which we will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which will invest as well as adverse effects on our results from operations and overall financial condition.
•	Monetary Policy Risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

•	Competition. The financial services industry, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The financial services industry has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which we will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which we invest.
•	Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments.

We will invest in equity and debt securities issued by community banks, subjecting us to unique risks.

We expect to invest in securities issued by community banks that qualify as Tier 1 or Tier 2 capital for regulatory capital purposes. It is anticipated that these investments will consist primarily of preferred stock as well as subordinated debt, convertible securities and, to a lesser extent, common equity.

Equity, unlike debt securities, does not have a stated maturity and it is uncertain when, if ever, we will receive our invested amounts or expected returns on such investments. During our holding period, the only source of investment income on such common equity securities may be dividend income or valuation gains. New financial products continue to be developed, and we may invest in any products that may be developed to the extent that such investment is consistent with our business plan.

Certain of these securities, particularly debt securities and certain hybrid capital instruments, may be long-dated in nature and may contain provisions that enable the issuing institution to defer payment of interest or dividends without resulting in bankruptcy or default. Furthermore, even though an institution has the financial capacity to make such payments, regulatory approval may be withheld to make such payment, and in the absence of such approval, the issuing institution will not be able to make such interest or dividend payment to us. The longer-term nature of these instruments limits the liquidity of these instruments and may increase the risk of holding these investments.

Investments in holding companies generally subject investors to increased risks because holding companies generally hold all their assets in their subsidiaries and are dependent on distributions from their subsidiaries to service their interest obligations and for ultimate principal repayment. In the event of a default or a bankruptcy, holders of securities issued by holding companies may suffer from increased losses or lower recoveries and may be subordinated to securities issued directly by the holding company’s subsidiaries.

All of our investments are subject to liquidity risk, but we may face higher liquidity risk if we invest in debt obligations and other securities that are unrated and issued by banks that have no corporate rating.

All of our investments are subject to liquidity risk, however, we are likely to invest in debt obligations that are unrated and that are issued by banks that have no corporate rating by a nationally recognized statistical rating organization. In such cases, there may not be an active market for these securities and our investments will be subject to significant liquidity risk in the event we are required to sell such investments.

We expect to create a portfolio of securities, focused on the bank market, with a emphasis on community banks, which would make us more economically vulnerable in the event of a downturn in the banking industry.

Our portfolio will consist of preferred equity, subordinated debt and common equity investments in U.S. domiciled banks, primarily community banks. These investments are subject to the risk factors affecting the banking industry, and that could cause a general market decline in the value of bank stocks. Individual banks, as well as the banking industry in general, may be adversely affected by negative economic and market conditions throughout the United States or in the local economies in which community banks operate, including negative conditions caused by recent disruptions in the financial markets. In addition, changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, may have an adverse impact on banks’ loan portfolios and allowances for loan losses. As a result, we may experience higher rates of default with respect to our bank investments in the event of a downturn in the banking industry. Also, losses could occur in individual investments held by us because of specific circumstances related to each bank. These factors could have a material adverse effect on our financial condition, results of operations or liquidity.

A large number of community banks may fail during times of significant economic stress.

According to data from the FDIC, since 1934, banks and thrifts have failed at an annual rate of 0.37%, with peak cycle one-year failure rates of 3.22% in 1989 (S&L crisis), 1.96% in 2010 (Great Recession) and 0.54% in 1938 (Great Depression). However, despite the low percentage of banks that have failed compared to the number of banks in the U.S. during the relevant time period, during periodic times of significant economic stress, bank earnings decline and a significant number of banks may fail. For instance, during the savings and loan crisis during the 1980s through 1992, there were a total of 2,870 failures of 14,364 federally insured depository institutions in existence on December 31, 1980. From January 1, 2008 through June 30, 2013, which includes the most recent financial crisis, there were 478 failures of FDIC-insured banks, most of which were community banks, compared to the approximately 8,534 FDIC-insured banks in existence on December 31, 2007, with the highest one-year failure rate of 3.22% in 1989 and 1.96% in the most recent financial crisis. The failure rate of community banks was even higher in certain regions in which real estate values declined disproportionately more than the national average, including Florida, Georgia, Illinois, Nevada and California.

According to the most recently released FDIC Quarterly Banking Profile, 612 of 7,019 FDIC-insured banks were included on the FDIC’s “Problem List.” While, historically, only a small fraction of banks on the “Problem List” fail and only 16 FDIC-insured banks failed during the first half of 2013 (representing an approximate annualized failure rate of only 0.45% which is similar to the rate of a default for a Baa2/Baa3 Corporate Credit), some level of additional bank failure is likely. We intend to invest the majority of our portfolio in institutions that are currently paying dividends or interest on their securities, that have the ability to pay dividends or interest on the securities they issue, and/or that are not a party to regulatory enforcement actions that would limit or hinder their payment of dividends or interest or otherwise demonstrate that they are in troubled condition. Such institutions are unlikely to be included in the FDIC’s “Problem List” and are less likely to fail than many of their peers. Nevertheless, it is possible that some portion of the community banks in which we invest may fail, particularly if the U.S. economy stagnates or another financial crisis occurs. If we invest in banks that fail, we are likely to lose most or all of our investment in such institutions.

We expect to create a portfolio of securities, focused on the bank market, with an emphasis on community banks whose business is subject to greater lending risks than larger banks.

Community banks have different lending risks than larger banks. They provide services to their local communities. Their ability to diversify their economic risks is limited by their own local markets and economies. They lend primarily to small to medium-sized businesses, professionals and individuals which may expose them to greater lending risks than those of banks lending to larger, better-capitalized businesses with longer operating histories. They manage their credit exposure through careful monitoring of loan applicants and loan concentrations in particular industries, and through loan approval and review procedures. They have established evaluation processes designed to determine the adequacy of their allowances for loan losses. Although these evaluation processes use historical and other objective information, the classification of loans and the establishment of loan losses is an estimate based on experience, judgment and expectations regarding their borrowers, the economies in which they and their borrowers operate, as well as the judgment of their regulators. We cannot assure you that their loan loss reserves will be sufficient to absorb future loan losses or prevent a material adverse effect on their business, financial condition or results of operations.

Bank Regulatory Risk

The following summary does not purport to be a comprehensive description of all of the federal and state statutes and regulations which govern U.S. banking institutions that may be relevant to a decision to invest in the Company. The statutes or regulations discussed are only brief summaries of those provisions which are, in their entirety, complex and subject to interpretation. Further, the statutes or regulations governing the U.S. banking system and the interpretation thereof are subject to change. In addition, it does not purport to deal with all of the consequences applicable to investors in regulated financial institutions. Each prospective investor is strongly urged to consult its own legal advisers with respect to the consequences under applicable regulatory regimes governing banking institutions and investors therein of the purchase and ownership of common stock in the Company.

The banking institutions in which we will invest are subject to substantial regulations that could adversely affect their ability to operate and the value of our investments.

We expect to invest substantially all of our assets in community banks and their holding companies and therefore our portfolio investments will be subject to existing and potential new regulations that may be adverse to them. Banking institutions, including banks and savings and loan associations, holding companies thereof, and their subsidiaries and affiliates (collectively, “banking institutions”) are highly regulated entities that are subject to extensive regulatory and legal restrictions and limitations and to supervision, examination and enforcement by state and federal regulatory authorities. In addition, the banking crisis in the United States that began in 2007 has resulted in increased regulations, and we anticipate that further regulations will be implemented in the future. The laws and regulation affecting banks, and the interpretations thereof, are subject to material changes, and any such changes may adversely impact portfolio investments and could result in the Company facing material losses or having to divest some or all of its investments under adverse market conditions. As a result of the extensive federal and state restrictions and limitations, supervision and enforcement, banking institutions have less operational flexibility and are generally subject to greater regulatory risks than companies in other industries that are less regulated.

Numerous and Extensive Regulations. There are various federal statutes that regulate U.S. banking institutions, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners’ Loan Act of 1933 (the “HOLA”), the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Investment Advisers Act and the Investment Company Act. These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Company’s investments or the financial services industry in general. In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation (“FDIC”) and the CFPB, together in certain cases with state banking regulatory agencies (individually, a “Regulatory Agency” or, collectively, the “Regulatory Agencies”), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Company’s portfolio companies or the financial services industry in general. Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, stockholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

Adverse consequences, including without limitation civil penalties, fines, suspension or termination of deposit insurance, may result in the event that any banking institution fails to comply with applicable rules or regulations. These rules and regulations are complex and are subject to interpretation and may be subject to change, which imposes compliance risk on the entities that are subject to these rules and may be adverse to the Company.

In addition, banking institutions are subject to various quantitative judgments by Regulatory Agencies, which may include subjective judgments regarding credit risk, interest rate and liquidity risk, operational risk and other factors, including subjective judgments on the “safety” or “soundness” of an institution.

The Dodd-Frank Act. The Dodd-Frank Act significantly changed the U.S. bank regulatory structure and will affect the lending, investment, trading and operating activities of community banks and their holding companies. These significant changes include, but are not limited to:

•	elimination of the Office of Thrift Supervision and the transfer of supervisory and examination authority over federal savings and loan associations to the OCC, state savings and loan associations to the FDIC, and savings and loan holding companies to the Federal Reserve Board;
•	application of consolidated regulatory capital requirements to savings and loan holding companies;
•	a requirement that the minimum consolidated capital levels for all depository institution holding companies be no less stringent than those required for the insured depository subsidiaries and that components of Tier 1 capital be restricted to capital instruments that are currently considered to be Tier 1 capital for insured depository institutions, which would exclude instruments such as trust preferred securities and cumulative preferred stock, subject to certain grandfathering provisions and a five-year phase-in period that started July 21, 2010;
•	extension of the “source of strength” doctrine, that requires holding companies to act as a source of strength to their subsidiary depository institutions by providing capital, liquidity and other support in times of financial stress, to savings and loan holding companies;
•	establishment of the CFPB with expansive powers to supervise and enforce consumer protection laws;
•	a requirement that originators of certain securitized loans retain a portion of the credit risk;
•	implementation of significant reforms related to mortgage originations;
•	increased stockholder influence over boards of directors by requiring companies to give stockholders a non-binding vote on executive compensation and so-called “golden parachute” payments; and
•	a requirement that the Federal Reserve Board promulgate rules prohibiting excessive compensation paid to company executives, regardless of whether the company is publicly traded or not.

Many of the provisions of the Dodd-Frank Act are subject to delayed effective dates and/or require the issuance of implementing regulations. Their impact on operations cannot yet fully be assessed. However, there is a significant possibility that the Dodd-Frank Act will, in the long run, increase regulatory burden, compliance costs and interest expense for community banks.

Capital Adequacy Requirements. Banking institutions are required to meet certain capital adequacy guidelines or rules that involve assessments of their assets and liabilities, including contingent and off-balance sheet items and other items which may be based on subjective inputs, as determined by the Regulatory Agencies. The Federal Reserve Board has established minimum capital adequacy requirements that are calculated in relation to assets and various off-balance sheet exposures. The Dodd-Frank Act imposes more stringent capital requirements on bank holding companies and savings and loan holding companies by, among other things, applying consolidated capital requirements to savings and loan holding companies, imposing leverage ratios on bank holding companies and savings and loan holding companies and savings and loan holding companies and prohibiting new trust preferred issuances from counting as Tier 1 capital. In addition, in response to the Dodd-Frank Act requirements and the Basel III protocols, the Regulatory Agencies have proposed more stringent capital requirements that, if adopted in their current form, would apply to community banks. These restrictions may significantly limit the future capital strategies of community banks.

Non-compliance with capital adequacy requirements may result in limitations on operations or other orders, which may be materially adverse to the financial institutions in which we invest. If a depository institution fails to meet certain capital adequacy standards or requirements (such institution is referred to as an “undercapitalized institution” if it is not well capitalized or adequately capitalized), the appropriate Regulatory Agency may be required by law to take one or more actions with respect to such undercapitalized institution. These actions may include requiring the institution to issue new shares, merge with another depository institution, restrict the rates of interest such institution pays on deposits, restrict asset growth terminate certain activities or forcing it to divest of certain or all of its subsidiaries, dismiss certain directors or officers, place the depository institution into an FDIC-administered receivership or conservatorship or take any other action that, in the Regulatory Agency’s judgment, will resolve the problems of the institution at the least possible loss to the FDIC.

We may become subject to adverse current or future banking regulations.

We will seek to structure our investments to avoid being regulated by various banking authorities. Therefore, we do not currently expect to be regulated by any state or federal banking regulatory bodies and will have significant flexibility with respect to the manner in which we operate. However, if we are deemed to have acquired control of one or more banking institutions, we would become a bank holding company subject to the Bank Holding Company Act and the regulations thereunder or a savings and loan holding company subject to the HOLA and the regulations thereunder. While the rules for bank holding companies and savings and loan holding companies vary, the Federal Reserve Board will generally find that we control a banking institution if we own 25% or more of any class of voting securities or 33% or more of the total equity (voting or non-voting) of a banking institution; or if we own 10% or more of the voting stock of the banking institution and we have representation on the board of directors of the banking institution or other indicia of control (such as control in any manner of the election of a majority of the institution’s directors, or a determination by the regulator that we have the power to direct, or directly or indirectly to exercise a controlling influence over, the management or policies of the banking institution). There is a presumption of non-control if we own or control less than 5% of the outstanding shares of any class of voting securities. If we are deemed to have acquired control of one or more banking institutions:

•	we would become subject to supervision and examination by the applicable Regulatory Agencies, including the Federal Reserve Board;
•	the Federal Reserve Board would subject us to periodic reporting requirements applicable to bank holding companies or savings and loan holding companies; and
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we would become subject to restrictions on non-banking activities (i.e. any activity other than banking or managing or controlling banks or performing services for its subsidiaries) applicable to bank holding companies and savings and loan holding companies, including restrictions on acquiring direct or indirect ownership or control of more than 5% of any class of voting securities of any company engaged in non-bank activities. We would only be permitted to engage in, or acquire an interest in companies that engage in, activities that the Federal Reserve Board has determined to be incidental to the activity of banking or managing or controlling banks to a limited extent. These restricted activities include, among other activities, owning and operating a savings association, escrow company, trust company or insurance agency; acting as an investment or financial adviser, or providing securities brokerage services; and, in the case of a financial holding company or unitary savings and loan holding company, activities that are financial in nature, incidental to financial activities or complementary to a financial activity, such as lending activities, insurance and underwriting equity securities. In addition to restrictions on permissible activities and investments, bank holding companies, financial holding companies, and their subsidiary banks are prohibited from entering into certain tying arrangements in connection with extension of credit, lease, sale of property or provision of any services should the Federal Reserve Board find the arrangement resulting in anti-competitive practices.

In addition, if we were deemed to be in control of a bank which is not “well capitalized” or not “well managed” as defined by the relevant Regulatory Agency, the Federal Reserve Board and certain other Regulatory Agencies would have the authority to impose various limitations or regulatory actions on us, including:

•	limitations on our ability to pay dividends or distributions to our stockholders;
•	forced divestiture of certain of our investments deemed by such Regulatory Agency as in danger of becoming insolvent and as posing significant risk to the undercapitalized institution;
•	requiring us to provide financial support to the portfolio bank under the Federal Reserve Board’s “source of strength” doctrine when we would otherwise be disinclined to do so or when we would consider itself unable to do so, which could force us to satisfy such obligation through divesture of other assets or through raising additional funds from existing stockholders or third-party investors; and
•	the imposition by the FDIC of “cross-guarantee” liability upon any commonly controlled insured depository institutions for deposit insurance losses incurred by the FDIC. A depository institution’s liability under the cross-guarantee provision is generally senior to (i) obligations to stockholders or (ii) any obligation or liability owed to any affiliate of such depository institution. Thus, portfolio companies that are insured depository institutions may be subject to such cross-guarantee liability with respect to other portfolio companies that are also insured depository institutions.

Ownership of our stock by certain types of regulated institutions may subject us to additional regulations.

If a bank holding company or savings and loan holding company stockholder is deemed to control us, we would be subject to the “umbrella” supervision of the Federal Reserve Board and potentially other regulatory agencies and such supervision may expose us to the regulatory burdens discussed above and to additional expenses or limitations in carrying out its investment objective, which may be materially adverse to the holders of our common stock. In the event that a bank holding company or savings and loan holding company stockholder is deemed to control us, it would have to obtain prior approval or non-objection of the Federal Reserve Board whenever the Company acquires, directly or indirectly, more than 5% of any class of voting securities of a U.S. bank or of a non-bank financial company (unless, in the case of a non-bank financial company, such bank holding company stockholders is a financial holding company). In the event that a bank holding company or savings and loan holding company stockholder controls us, we could not, without prior approval of the Federal Reserve Board, acquire more than 5% of any class of voting securities of any non-financial company, unless the bank holding company stockholder that controls us is a financial holding company; however, if each bank holding company stockholder that controls us is a financial holding company, we could make any investment in any non-financial company (but not in a bank or non-bank financial company) pursuant to the Bank Holding Company Act. If a bank holding company stockholder or savings and loan holding company controls us, then any direct or indirect investment by us in more than 5% of any class of voting securities of a foreign company (including a foreign bank) would have to comply with the provisions promulgated by the Federal Reserve Board.

Investments in banking institutions and transactions related to our portfolio investments may require approval from one or more regulatory authorities.

We would be required to seek prior approval from the Federal Reserve Board in order to acquire control of more than 5% of the outstanding shares of any class of voting securities or 25% or more of the total equity (voting and non-voting) or other controlling interests of a bank, bank holding company or financial holding company. In addition, bank holding companies (but, not financial holding companies) are required to obtain approval prior to purchasing 25% or more of the total equity of a non-bank financial company.

We would be required to seek prior approval from the Federal Reserve Board or the OCC if we proposed to acquire control of a savings and loan association or a savings and loan holding company.

If we were deemed to be a bank holding company or savings and loan holding company, bank holding companies or savings and loan holding companies that invest in us will be subject to certain restrictions and regulations.

If we were deemed to be a bank holding company or savings and loan holding company, a bank holding company or savings and loan holding company stockholder could acquire less than 5% of any class of our stock, and less than 25% of our total equity, without Federal Reserve Board approval, provided that such bank holding company or savings and loan holding company stockholder does not control us. If we made controlling investments, directly or indirectly in a U.S. bank, then any bank holding company or savings and loan holding company stockholder that acquires more than 5% of any class of voting interests or 25% of our total equity would be required to receive prior written approval of the Federal Reserve Board before acquiring such interests. Bank holding company or savings and loan holding company stockholders that are not financial holding companies may be required to obtain prior approval from the Federal Reserve Board prior to acquiring more than 5% of any class of voting interests or 25% of our total equity if we make non-controlling or controlling investments in non-bank financial companies.

Each prospective investor that is or may become a bank holding company or financial holding company or savings and loan holding company is strongly urged to consult its own legal advisers with respect to the consequences under applicable regulatory regimes regarding banking institutions and investors therein of the purchase and ownership of our shares.

Risks Related to Our Advisor and/or its Affiliates

Our performance is dependent on our Advisor, and we may not find a suitable replacement if the management agreement is terminated.

All of our executive officers are also executive officers of our Advisor or its affiliates. We have no separate facilities, employees or management and rely on our Advisor, which has significant discretion as to the implementation of our operating policies and strategies. We will depend on our Advisor and its affiliates for certain services including administrative and business advice. We are subject to the risk that our Advisor will terminate the management agreement and that no suitable replacement will be found. Investors who are not willing to rely on our Advisor or our management by StoneCastle Partners should not invest in our common stock. The employees, systems and facilities of our Advisor and StoneCastle Partners may be utilized by other funds and companies advised by them or their affiliates. Our Advisor may not have sufficient access to such employees, systems and facilities in order to comply with its obligations under the management agreement. We believe that our success depends to a significant extent upon the experience of StoneCastle Partners’ executive officers, portfolio managers and employees, whose employment is not guaranteed.

The departure or death of any of the members of senior management of our Advisor or StoneCastle Partners may adversely affect our ability to achieve our business objective; our management agreement does not require the availability to us of any particular individuals.

We depend on the diligence, skill and network of business contacts of the employees of our Advisor and StoneCastle Partners, whose investment professionals will evaluate, negotiate, structure, close and monitor our assets. Our future success depends on the continued service of the management team of StoneCastle Partners, and that continued service is not guaranteed. The management agreement does not obligate that any particular individual’s services be made available to us. The departure, death or disability of any of the members of the management of StoneCastle Partners could have a material adverse effect on our ability to achieve our business objective.

If our Advisor ceases to be our manager under our management agreement, financial institutions that provided our credit facilities may not provide future financing to us.

The financial institutions that will finance our investments pursuant to repurchase agreements and other credit facilities arranged by our Advisor may require that our Advisor serve as our manager as a condition to making continued advances to us under these credit facilities. Additionally, if our Advisor ceases to be our adviser, each of these financial institutions under these credit facilities may terminate their facility and their obligation to advance funds to us in order to finance our future investments. If our Advisor ceases to be our manager for any reason and we are not able to obtain financing under these credit facilities, our growth maybe limited and our earnings and book value may be adversely affected.

Our Advisor’s liability is limited under our management agreement, and we have agreed to indemnify our Advisor against certain liabilities.

Pursuant to our management agreement with our Advisor, its affiliates and their officers, directors, managing members, members and employees will not be liable to us, our directors, or our stockholders for acts performed in accordance with and pursuant to our management agreement, except by reason of acts constituting willful misconduct, bad faith or gross negligence, or as otherwise required by applicable law.

Pursuant to our management agreement, we will indemnify our Advisor, its affiliates and their officers, directors, managing members, members, employees and certain other parties against all losses, expenses and costs or damages arising out of or in connection with actions of such indemnified party or failure to act on the part of such indemnified party all in connection with our investment activities or in respect of our management agreement or the services provided by our manager or StoneCastle Partners to us, in the absence of willful misfeasance, gross negligence or bad faith. See “Management—Management Agreement.” In addition, under the license agreement, we have agreed to indemnify StoneCastle Partners for our unauthorized use of the “StoneCastle” name and marks.

There may be potential conflicts of interest between our management or Advisor, on one hand, and the interest of our common stockholders, on the other.

Our Advisor will be subject to certain conflicts of interest in our management. These conflicts will arise primarily from the involvement of our Advisor and its affiliates in other activities that may conflict with our activities. Our Advisor and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, they may engage in activities where their interests or the interests of their clients may conflict with our interests and the interests of the holders of our common stock. Other present and future activities of our Advisor and its affiliates may give rise to additional conflicts of interest which may have a negative impact on us.

Our Advisor’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to our Advisor’s clients over time. As a result of our Advisor’s allocation policies, we may not be able to invest in all opportunities that are appropriate for us and this may have the effect of reducing our potential earnings. Although our Advisor has agreed with us that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures, there is no assurance that these policies and procedures will work as intended or that we will be allocated our fair share of investment opportunities over time or appropriately allocated the fees and expenses of the Advisor.

We are limited in our ability to conduct transactions with affiliates.

The Investment Company Act imposes restrictions on transactions we can conduct with our affiliates. These restrictions prohibit us from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by StoneCastle Asset Management LLC,

StoneCastle Financial Corp. or any of their respective affiliates. These restrictions also prohibit certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Our Advisor’s investment committee is not independent from its management.

Our Advisor’s investment committee is comprised exclusively of our affiliated persons, and they are the same individuals who manage our assets. The individuals comprising our Advisor’s investment committee may have inherent conflicts of interest with the holders of common stock, since they also advise other investment companies affiliated with us. We cannot guarantee that the investment opportunities provided to us will have better results than investment opportunities provided to our affiliates.

We may compete with our Advisor’s current and future investment vehicles for access to capital and assets.

Our Advisor and its affiliates may sponsor or manage additional investment funds in the future. Although these funds have different business objectives and operate differently than we do, we may nonetheless compete with these funds for capital or assets or for access to the benefits that we expect our Advisor to provide to us.

There may be other conflicts of interest in our relationship with our Advisor and/or its affiliates that could negatively affect our earnings.

Our Advisor and/or its affiliates manage, sponsor and invest in other secured borrowings via special purpose vehicles, investment funds, hedge funds and separate accounts and may in the future sponsor additional investment funds and other investments in community banks, commercial loans, municipal debt and other targeted assets in the community banking sector, and some of the members of our board of directors and officers or members of our Advisor’s investment committee may serve as officers and/or directors of these other entities. This may give rise to conflicts of interest, including that certain assets appropriate for us may also be appropriate for one or more of these entities, and our Advisor may decide to allocate a particular opportunity other than to us. Our Advisor will often make asset purchase and sale decisions for us and any subsidiaries at the same time as asset purchase and sale decisions are being made for other affiliated entities for which our Advisor or one of our Advisor’s affiliates is the investment adviser, in which case our Advisor will face conflicts in the allocation of business opportunities. Our Advisor and/or its affiliates may also engage in additional management and investment opportunities in the future which may compete with us for business opportunities.

The restrictive covenants that would govern our potential secured borrowings may have greater limitations on the disposition and reinvestment of assets than do other accounts managed by our Advisor. This may result in dispositions and reinvestments not being able to be made on as advantageous a basis as our Advisor may be able to achieve for such other accounts and such other dispositions and reinvestments may adversely affect the price at which such assets can be sold or purchased on our behalf.

Our Advisor’s management of our business is subject to the oversight of our board of directors, but our board of directors will not approve each business decision made by our Advisor.

Our Advisor will be authorized to follow a very broad business approach, including the selection of the amount and form of leverage we will employ. Our policies do not impose any limitations on the types of investments within the community banking sector and as a result, we cannot predict with any certainty the percentage of our assets that will be in each category. We may change our business strategy and policies for how we invest in community banks without a vote of stockholders. Our board of directors will periodically review our business approach and our assets. However, our board of directors will not review each proposed purchase. In addition, in conducting periodic reviews, our board of directors will rely primarily on information provided to it by our Advisor.

Our Advisor may be incentivized to incur additional leverage, up to the extent permitted by regulations.

Our Advisor’s management fee is based on our gross assets at the end of each quarter, not net of any leverage that we incur. Our Advisor therefore may be incentivized to increase our leverage within regulatory limits in order to increase our asset value. Additional leverage may pose risks that could adversely affect our results of operations and our ability to declare and pay dividends. See “Leverage” and “Risk Factors—Risks Related to our Operations.”

Risks Related to this Offering

The price for our common stock may be volatile.

The trading price of our common stock following this offering may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	changes in the value of our portfolio of investments;
•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of similar investment companies;
•	our dependence on the community banking sector and changes in conditions relating to that sector;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies with respect to investment companies;
•	our ability to borrow money or obtain additional capital;
•	losing RIC status under the Code;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	departures of key personnel; and
•	exchange-related technological disruptions.

The price for our common stock is subject to market risk.

Before this offering, there was no public trading market for our common stock. We cannot predict the prices at which our common stock will trade. Although we intend to apply to have our common stock listed on a stock exchange in connection with this offering, an active trading market for our shares may never develop or be sustained following this offering. The initial public offering (“IPO”) price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an IPO often trade at a discount to the IPO price due to sales load (underwriting discount) and related offering expenses. In the absence of an active trading market for our common stock, investors may not be able to sell their common stock at or above the IPO price or at the time that they would like to sell.

In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our common stock may also be discounted in the market. This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot assure you whether our common stock will trade above, at or below our NAV. Whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as NAV, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV or at, below or above the offering price. In addition, if shares of our common stock trade below their NAV, we will generally not be able to issue additional shares of common stock at their market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Future offerings of debt securities or preferred stock, which would rank senior to our common stock upon our liquidation, and future offerings of equity securities, which would dilute our existing stockholders and may be senior to our common stock for the purposes of dividend and liquidating distributions, may adversely affect the market value of our common stock.

If you purchase our common stock in this offering, the price that you pay will be greater than the NAV per share of common stock immediately following this offering. This discrepancy is in large part due to the expenses we incurred in connection with the consummation of this offering. In the future, we may attempt to increase our capital resources by making offerings of debt or additional offerings of equity securities, including offerings of preferred stock, the terms of which may be determined in the discretion of our board of directors. Upon liquidation, holders of our debt securities and holders of our preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings may dilute the holdings of our existing stockholders or reduce the market price of our common stock, or both. Our preferred stock, if issued, could have a preference on liquidating distributions or a preference on dividend payments that could limit our ability to make a dividend distribution to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, holders of our common stock bear the risk of our future offerings reducing the market value of our common stock and diluting their holdings of shares in us.

ERISA Plan Risks

Purchases of our stock in the offering by employee benefit plan investors related to us could result in liability under ERISA or similar laws.

ERISA and Section 4975 of the Code prohibit certain transactions that involve (i) certain pension, profit-sharing, employee benefit or retirement plans, or individual retirement accounts (as well as certain entities that hold assets of such arrangements as described below) and (ii) any person who is a “party-in-interest” or “disqualified person” with respect to such a plan. Consequently, the fiduciary of a plan contemplating an investment in our common stock should consider whether we, any other person associated with the issuance of our common stock or any of their affiliates is or might become a “party-in-interest” or “disqualified person” with respect to the plan and, if so, whether an exemption from such prohibited transaction tiles is applicable. In addition, the U.S. Department of Labor has promulgated a regulation (as modified by Section 3(42) of ERISA, “the DOL Plan Asset Regulations”) that provides that, subject to certain exceptions, the assets of an entity in which a plan holds an equity interest may be treated as assets of an investing plan, in which the event the underlying assets of such entity (and transactions involving such assets) would be subject to the prohibited transaction provisions. However, because we are an investment company registered under the Investment Company Act, our assets will not thereby be treated as assets of any investing ERISA plan.

Risks Related to Taxation

Despite our plans to elect to be a RIC, we may not be able to meet the requirements to make or maintain an election to be a RIC.

In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet an income test, a diversification/asset test and certain distribution requirements. Failure to meet any of these requirements could result in the discontinuance of our treatment as a RIC, which would increase our tax expense and could adversely affect our NAV, results of operations and ability to distribute dividends.

We will be subject to corporate-level federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code.

If we fail to qualify for or maintain RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level federal income tax (and any applicable state and local taxes) and our stockholders would be subject to the federal income tax rules that apply to stockholders in a regular, or “C,” corporation. The conversion from a RIC to a regular, or “C,” corporation could have a materially adverse tax impact on us and our stockholders in the taxable year in which RIC status is lost and in future taxable years. Further, if we seek to re-establish RIC status after operating as a regular, or “C,” corporation, because we will have operated as a regular corporation, we would have to distribute to our stockholders our pre-election earnings and would also be taxed on the gain in appreciated assets that we hold when we re-elect to be a RIC.

Whether an investment in a RIC is appropriate for a Non-U.S. Stockholder will depend upon the Non-U.S. Stockholder’s particular circumstances and whether certain temporary tax provisions are extended.

Unless Congress extends the temporary rule of Code section 871(k) (scheduled to expire for taxable years of RICs beginning after December 31, 2013) that provides certain “look-through” treatment to Non-U.S. Stockholders (as defined in “U.S. Federal Income Tax Considerations”), permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax, an investment in a RIC by a Non-U.S. Stockholder may have adverse tax consequences to a Non-U.S. Stockholder relative to a direct investment in our assets. This is because the interest income and certain short-term capital gains that generally would not be subject to U.S. withholding tax if earned directly by a Non-U.S. Stockholder are transformed into dividends that are subject to U.S. withholding tax.

We strongly urge you to review carefully the discussion under “U.S. Federal Income Tax Considerations” and to seek advice based on your particular circumstances from an independent tax adviser.

NET ASSET VALUE

We will determine and publish the NAV of our common stock on at least a quarterly basis and at such other times as our board of directors may determine. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures that our board of directors adopt. Our board will utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. Our board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our board of directors. Our board will regularly review and evaluate our valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. Our board will also review valuations of such investments provided by the Advisor and will assign the valuation they determine to best represent the fair value of such investments.

•	The fair value for publicly-traded equity securities and equity-related securities will be determined by using readily available market quotations from the principal market, if available. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value will be determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, will be used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.
•	An equity security of a publicly traded company acquired in a private placement transaction is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common stock or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common stock counterpart, less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.
•

Our board of directors may use the services of one or more regionally or nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

•	Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.
•	A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount.
•	Short-term securities, including bonds, notes, debentures and other fixed income securities and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.
•	Other assets, including equity investments for which there is no market, will be valued at market value pursuant to written valuation procedures adopted by our board of directors, or if a market value cannot be obtained (including with respect to classes of investments noted above) or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, our board of directors intends to engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. We intend for such a third-party valuation firm to provide valuation advice with respect to approximately 25% of our investment portfolio each quarter.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our board of directors or a designated committee thereof for approval at the next regularly scheduled board meeting. See “Risk Factors—Risks Related to Our Advisor and/or its Affiliates.”

DIVIDEND REINVESTMENT PLAN

We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. As a result, if a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of the Depository Trust Company (“DTC”), and such stockholder’s account will be coded for dividend reinvestment by such brokerage firm, all distributions will automatically be reinvested for stockholders by Computershare Trust Company, N.A., as Plan agent (the “Plan Agent”), in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder’s account will not be coded dividend reinvestment by such brokerage firm and such stockholder will receive distributions in cash. If a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment professional to determine what arrangements can be made to set up its account to participate in the Plan if desired, and, until such arrangements are made, a stockholder will receive distributions in cash.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing the total dollar amount of the dividends payable to such stockholder by 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market (or such other exchange or quotation system on which the common stock is primarily traded) for the five trading days immediately prior to the valuation date fixed by our board of directors. In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing the total dollar amount of the dividends payable to such stockholder by the weighted average purchase price of such shares.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent. Stockholders may elect not to participate in the Plan by notifying the Plan Agent in writing so that it is received by the Plan Agent no later than 5 days prior to the applicable dividend record date. Any such election will remain in effect until the stockholder notifies the Plan Agent in writing of the withdrawal of such election, which withdrawal must be received by the Plan Agent no later than 5 days prior to the applicable dividend record date. A stockholder that holds its shares through a broker or other nominee must make any such election or termination through its broker or nominee.

Whenever we declare a distribution payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common stock.

We will use primarily newly-issued common stock to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to instruct the Plan Agent to purchase shares in the open market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the distribution payment date. The market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (net of brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.

We cannot establish the number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock will experience dilution over time. The level of discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The Plan Agent will maintain all stockholders’ accounts in the Plan and will furnish written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. If the participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions, fees and transaction costs incurred for the transaction, and the Plan Agent shall be entitled to deduct a $15 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. The Plan proceeds to non-U.S. persons may be subject to withholding tax. See “U.S. Federal Income Tax Considerations.”

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our board of directors such a change is warranted. We may terminate the Plan upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him, her or it. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds the brokerage commissions, fees and transaction costs incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

DESCRIPTION OF COMMON STOCK

The following descriptions of our shares, certain provisions of Delaware law and certain provisions of our certificate of incorporation and our bylaws, which will be in effect upon consummation of this offering, are summaries and are qualified by reference to Delaware law and our certificate of incorporation and bylaws, copies of which are available from us upon request.

General

Our certificate of incorporation provides that our board of directors (without any further vote or action by our stockholders) may cause us to issue up to 40,000,000 shares of common stock, par value $0.001 per share, and up to 10,000,000 shares of undesignated preferred stock, par value $0.001 per share.

Upon consummation of this offering, there will be 4,400,000 shares of common stock outstanding and no shares of preferred stock outstanding, assuming no exercise of the underwriters’ over-allotment option (or 5,060,000, assuming full exercise of the over-allotment option).

Common Stock

Voting Rights

The holders of common stock will be entitled to one vote per share held of record on all matters submitted to a vote of our stockholders. Generally, except with respect to extraordinary corporate transactions, certain amendments to our certificate of incorporation, liquidation and the election and removal of directors, all matters to be voted on by our stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all common stock present in person or represented by proxy. Extraordinary corporate transactions, liquidation and the removal of directors for cause must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors. See “—Certificate of Incorporation and Bylaws—Amendment of Our Certificate of Incorporation and Bylaws” for a discussion of approval rights with regard to such amendments.

Dividend Rights

Holders of common stock will share ratably (based on the number of shares of common stock held) in any dividend declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any preferred stock we may issue in the future.

Preemptive Rights

No holder of common stock will be entitled to preemptive, redemption or conversion rights, sinking fund or cumulative voting rights.

Liquidation Rights

Upon our dissolution, liquidation or winding up, after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of our common stock will be entitled to receive an equal amount per share of all our remaining assets available for distribution.

Listing

We have applied to have our common stock traded on the NASDAQ Global Select Market under the ticker symbol “BANX.”

Preferred Stock

Under our certificate of incorporation, our board of directors (without any further vote or action by our stockholders) is authorized to provide for the issuance from time to time of up to 10,000,000 shares of preferred stock consisting of one or more classes or series of preferred stock. Unless required by law or by any stock exchange, if applicable, any such authorized preferred stock will be available for issuance without further action by our common stockholders. Our board of directors is authorized to fix the number of shares, the relative powers, preferences and rights, and the qualifications, limitations or restrictions applicable to each class or series thereof by resolution authorizing the issuance of such class or series. As of the date of this offering, no preferred stock is outstanding and we have no current plans to issue any preferred stock.

We may issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of holders of common stock might believe to be in their best interests or in which holders of common stock might receive a premium for their common stock.

The Investment Company Act requires that the total aggregate liquidation value and outstanding principal amount of all our preferred stock and debt securities not exceed 50% of the amount of our total assets (including the proceeds of preferred stock and debt securities) less liabilities and indebtedness not represented by our preferred stock and debt securities.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A.

Certificate of Incorporation and Bylaws

Organization and Duration

We were formed on February 7, 2013 as StoneCastle Financial Corp. and will remain in existence until dissolved in accordance with our certificate of incorporation.

Purpose

Under our certificate of incorporation, we are permitted to engage in any business activity that lawfully may be conducted by a corporation organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreement relating to such business activity.

Duties of Officers and Directors

Our certificate of incorporation provides that, except as may otherwise be provided by the certificate of incorporation or by our bylaws, our property, affairs and business shall be managed under the direction of our board of directors. Pursuant to our bylaws, our board of directors has the power to appoint our officers and such officers have the authority and exercise the powers and perform the duties specified in our bylaws or as may be specified by our board of directors.

Our certificate of incorporation provides that we indemnify our directors and officers for acts or omissions to the fullest extent permitted by law. Under the Delaware General Corporation Law (“DGCL”), a corporation can only indemnify directors and officers for acts or omissions if the director or officer acted in good faith, in a manner he reasonably believed to be in the best interests of the corporation and, in a criminal action, if the officer or director had no reasonable cause to believe his conduct was unlawful.

Size and Election of Board of Directors

Our certificate of incorporation and bylaws provide that the number of directors may be established, increased or decreased by our board of directors but may not be fewer than one. Our certificate of incorporation will provide that our board is divided into three classes. Each class of directors will hold office for a three-year term. The initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Removal of Members of Our Board of Directors

The DGCL provides that directors may be removed, but only for cause, by an affirmative vote of at least a majority of the votes entitled to be cast by our stockholders generally in the election of our directors. Our certificate of incorporation states that directors may be removed at any time, but only for cause, by at least two-thirds of the votes entitled to be cast by our stockholders generally in the election of our directors.

Advance Notice of Director Nominations and New Business

Our certificate of incorporation provides that special meetings of stockholders may only be called by our board of directors, the chairman of our board or our chief executive officer.

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws. Our bylaws provide that with respect to meetings of our stockholders, only the business specified in our notice of meeting may be brought before the meeting, and nominations of persons for election to our board of directors may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) provided that our board of directors has determined that directors shall be elected at the meeting, by any stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford our board of directors the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by our board of directors, to inform stockholders and make recommendations regarding the nominations or other proposals. The advance notice procedures also permit a more orderly procedure for conducting our stockholder meetings.

Limitations on Liability and Indemnification of Our Directors and Officers

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. Our bylaws provide that our directors, officers, employees and agents, as well as persons serving as a director, officer, partner, trustee, member, manager, employee or agent of another enterprise at our request, will be indemnified, and may have their expenses of defense advanced, in each case to the full extent permitted under the DGCL.

The DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (i) such person acted in good faith, (ii) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

The DGCL further empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

To the extent a present or former director or officer is successful in the defense of any action, suit or proceeding noted above, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. We are further authorized to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon our receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification.

Amendment of Our Certificate of Incorporation and Bylaws

Amendments to our certificate of incorporation may be proposed only by or with the consent of our board of directors. To adopt a proposed amendment, our board of directors is required to seek written approval of the holders of the number of shares required to approve the amendment or call a meeting of our stockholders to consider and vote upon the proposed amendment. Generally, an amendment must be approved by at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors and, in general, to the extent that such amendment would have a material adverse effect on the holders of any class or series of shares, by the holders of a majority of the holders of such class or series. Amendments pertaining to removal of directors, indemnification of directors or amendment of the certificate of incorporation or bylaws, however, require the approval of the holders of two-thirds of our voting stock then outstanding.

Our board of directors has the power to adopt, alter or repeal our bylaws. Our certificate of incorporation provides that our stockholders may adopt, alter or repeal our bylaws upon approval of at least two-thirds of the common stock then outstanding.

Merger, Sale or Other Disposition of Assets

Our board of directors is generally prohibited, without the prior approval of at least a majority of the votes entitled to be cast by our stockholders generally in the election of directors, from causing us to, among other things, sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or a series of related transactions, or approving on our behalf the sale, exchange or other disposition of all or substantially all of our assets, provided that our board of directors may mortgage, pledge, hypothecate or grant a security interest in all or substantially all of our assets without the approval of any stockholder.

Termination and Dissolution

Our existence shall be perpetual unless we are dissolved as provided by the DGCL.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes a basis that permits the preparation of financial statements in accordance with US GAAP. For financial reporting purposes and tax purposes, our fiscal year and our tax year are the calendar year, unless otherwise determined by our board of directors in accordance with the Code.

We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at www.sec.gov.

Anti-Takeover Effects of Our Certificate of Incorporation and Bylaws

The following is a summary of certain provisions of our certificate of incorporation and bylaws that may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interest, including those attempts that might result in a premium over the market price for the interests held by stockholders.

Authorized but Unissued Stock

Our certificate of incorporation provides for authorized but unissued shares that our board of directors may use without the approval of any holders of our shares. Future issuances of common and preferred stock may be utilized for a variety of purposes, including future public offerings to raise additional capital, acquisitions and employee benefit plans. Our ability to issue additional shares and other equity securities could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

Delaware Business Combination Statute—Section 203

Some provisions of the DGCL law may delay or prevent a transaction that would cause a change in our control. Section 203 of the DGCL, which restricts certain business combinations with interested stockholders in certain situations, generally applies to a corporation unless otherwise set forth in the corporation’s certificate of incorporation. We have not opted out of Section 203. In general, this statute prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction by which that person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a business combination includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and an interested stockholder is a person who, together with affiliates and associates, owns, or within three years prior, did own, 15% or more of voting stock.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Advance Notice Bylaw

Our bylaws provide that, in order for any matter to be considered properly brought before a meeting or for a stockholder to nominate a candidate for director, a stockholder must comply with requirements regarding advance notice to us, including the timing of such notice and the information that such notice must contain. Our certificate of incorporation provides that stockholders may not act by written consent without a meeting of stockholders. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent. Furthermore, stockholders do not have the ability to call a special meeting.

Amendment of Our Certificate of Incorporation and Bylaws

The DGCL generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws or certain provisions of our certificate of incorporation. In addition, our certificate of incorporation permits our board of directors to amend or repeal our bylaws by a majority vote of the board.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations relating to the acquisition, holding and disposition of our common stock. For purposes of this section, under the heading “U.S. Federal Income Tax Considerations,” references to “we,” “us” or “our” mean only StoneCastle Financial Corp. and not any subsidiaries or other lower-tier entities that we may organize or invest in, except as otherwise indicated. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department (“Treasury regulations”), current administrative interpretations and practices of the U.S. Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect and all of which may be subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to stockholders subject to special tax rules, such as:

•	former U.S. citizens or long-term residents subject to Code section 877 or section 877A;
•	persons who mark-to-market our common stock;
•	subchapter S corporations;
•	U.S. Stockholders (as defined below) whose functional currency is not the U.S. Dollar;
•	financial institutions;
•	insurance companies;
•	broker-dealers;
•	trusts and estates;
•	holders who receive our common stock through the exercise of employee stock options or otherwise as compensation;
•	persons holding our common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; and
•	tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding our common stock should consult its tax adviser regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of our common stock by the partnership.

This summary assumes that stockholders will hold our common stock as capital assets, which generally means as property held for investment. This discussion does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, or foreign taxes.

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. Stockholder” is a person that is neither a U.S. Stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

THE U.S. FEDERAL INCOME TAX TREATMENT OF OUR STOCKHOLDERS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING OUR COMMON STOCK TO ANY PARTICULAR STOCKHOLDER WILL DEPEND

ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, OF HOLDING AND DISPOSING OF OUR COMMON STOCK.

Qualification as a RIC

We intend to elect to be treated, and intend to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ending on December 31, 2013. In order to qualify as a RIC, we must be registered as a management company under the Investment Company Act at all times during each taxable year and meet (i) an income test, (ii) a diversification/asset test and (iii) certain distribution requirements. Failure to meet any of these requirements would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action which would allow us to remain qualified as a RIC.

The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies; or net income from a “qualified publicly traded partnership.”

The Diversification/Asset Test. At the end of each quarter of our taxable year, at least 50% of the value of our assets must be invested in cash and cash items (such as receivables); government securities; securities of other RICs; and securities of other issuers, provided that no investment in any such issuer exceeds 5% of the value of our assets or 10% of the issuer’s outstanding voting securities. In addition, at the end of each quarter of our taxable year, generally no more than 25% of the value of our assets may be invested in (i) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than the securities of other RICs) of any two or more issuers that we control (i.e., ownership of 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are engaged in the same or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Distribution Requirements. Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain (excess of net long-term capital gain over net short-term capital loss), reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions).

Taxation of a RIC

RICs generally are not subject to US corporate income tax on the part of their net ordinary income and net realized capital gains that they distribute to their stockholders, provided that they comply with the requirements to be a RIC and meet applicable distribution requirements.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the RIC level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on the last day of our taxable year (or October 31st, if applicable) and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (excess of net long-term capital gain over net short-term capital loss). A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we could for tax purposes have aggregate taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years.

Similarly, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the distribution requirements, even though we will not have received any corresponding cash amount.

As a RIC, we will be subject to the alternative minimum tax, or “AMT.” Any items that are treated differently for AMT purposes must be apportioned between us and our U.S. Stockholders, and this may affect the U.S. Stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. Stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Taxation of a U.S. Stockholder

Distributions. Distributions by a RIC generally are taxable to U.S. Stockholders as ordinary income or capital gains.

Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent that we make distributions to non-corporate U.S. Stockholders (including individuals) that are attributable to dividends received by us from U.S. corporations and qualified foreign corporations, then an applicable portion of such distributions would be eligible for the maximum federal income tax rate of 20% applicable to qualified dividend income, provided certain holding period and other requirements are met. Similarly, to the extent that we make distributions to corporate U.S. Stockholders that are attributable to dividends received by us from U.S. corporations, then an applicable portion of such distributions would be eligible for the dividends received deduction, provided certain holding period and other requirements are met.

Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a non-

corporate U.S. Stockholder (including individuals) as long-term capital gains which are generally subject to a maximum federal income tax rate of 20%, to the extent of our current or accumulated earnings and profits, regardless of the U.S. Stockholder’s holding period for his, her or its stock and regardless of whether paid in cash or reinvested in additional stock. Distributions in excess of our earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in our stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Such capital gain will be long-term capital gain and thus will be generally taxed at a maximum federal income tax rate of 20%, if the distributions are attributable to stock held for more than one year by a non-corporate U.S. Stockholder (including individuals).

If we designate any of our retained capital gains as a deemed distribution, we will pay tax on the retained amount, and each U.S. Stockholder will be required to include the U.S. Stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder. The U.S. Stockholder may be entitled to claim a credit equal to the U.S. Stockholder’s allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. Stockholders (including individuals) on long-term capital gains, the amount of tax that non-corporate U.S. Stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (i) whether the distribution requirements are satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

Sale of Stock. Upon the sale, exchange or other taxable disposition of our common stock, a U.S. Stockholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Stockholder’s adjusted tax basis in our stock. Any such capital gain or loss will generally be a long-term capital gain or loss if the U.S. Stockholder has held the stock for more than one year at the time of disposition and such shares of common stock are held as capital assets. Otherwise, the gain would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Code Section 852(b)(4)(C)) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such stock. In addition, all or a portion of any capital loss arising from the sale or disposition of shares of our common stock may be disallowed to the extent the U.S. Stockholder acquires other shares of our common stock (through reinvestment of dividends or otherwise) within 30 days before or after the sale or disposition. In such case, any disallowed loss is generally added to the U.S. Stockholder’s adjusted tax basis of the acquired stock.

Long-term capital gains of non-corporate U.S. Stockholders (including individuals) are generally subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. Stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our Plan, the U.S. Stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. Stockholder opts out of the dividend reinvestment plan. See “Dividend Reinvestment Plan.” Any distributions reinvested under the Plan will nevertheless remain taxable to the U.S. Stockholder. To the extent that a U.S. stockholder receives distributions in the form of additional shares of our common stock purchased in the market, the U.S. stockholder should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. To the extent that a U.S. stockholder receives a distribution in newly issued shares of our common stock, the U.S. stockholder should be treated as receiving a distribution equal to the fair market value of the shares received on the date of the distribution, and should have a cost basis in the shares received equal to such amount. The additional shares of common stock will have a new holding period commencing on the day following the day on which the stock is credited to the U.S. Stockholder’s account.

Tax on Net Investment Income. Non-corporate U.S. Stockholders (including individuals) who exceed certain income thresholds are subject to a 3.8% tax on “net investment income,” subject to certain limitations and exceptions. For this purpose, net investment income generally includes dividends and capital gains from the sale or other disposition of stock, such as our common stock, including qualified dividend income and long-term capital gains that are generally subject to the 20% maximum federal income tax rate otherwise applicable to such income. U.S. Stockholders should consult their tax advisers regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of a Non-U.S. Stockholder

Distributions. Distributions by us will be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a Non-U.S. Stockholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Stockholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Stockholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Stockholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Stockholder is subject to such U.S. income tax on distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Code section 871(k) (scheduled to expire for taxable years of RICs beginning after December 31, 2013) provides certain “look-through” treatment to Non-U.S. Stockholders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax. If this temporary “look-through” rule is extended, then dividends that are designated as interest income and net short-term capital gain will not be subject to U.S. withholding tax. If the temporary “look-through” rule is not extended, then all dividends (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to U.S. withholding tax as discussed in the preceding paragraph.

If the amount of a distribution exceeds our current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s tax basis in our common stock. To the extent that any distribution received by a Non-U.S.

Stockholder exceeds the Non-U.S. Stockholder’s tax basis in our common stock and our current and accumulated earnings and profits, the excess will be treated as gain from the sale of the common stock and will be taxed as described in “Sales of Stock” below.

Sales of Stock. A Non-U.S. Stockholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our common stock, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Stockholder in the United States (or, if the Non-U.S. Stockholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Stockholder); (ii) the Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a ‘‘tax home’’ in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our common stock or, if shorter, within the period during which the Non-U.S. Stockholder has held our common stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not expect to be treated as a U.S. real property holding corporation.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a Non-U.S. Stockholder’s common stock is registered directly with us or with a brokerage firm that participates in our Plan, the Non-U.S. Stockholder will have all cash distributions automatically reinvested in additional shares unless the Non-U.S. Stockholder opts out of the Plan. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gain dividend or interest-related dividend (if applicable and to the extent that the temporary “look-through” rule described above is extended), and is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. Stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares of our common stock will have a new holding period commencing on the day following the day on which the shares of our common stock are credited to the Non-U.S. Stockholder’s account.

FATCA

Under Code sections 1471 through 1474 (the Foreign Account Tax Compliance Act, or “FATCA”), a person who makes a withholdable payment (as defined in Code Section 1473) to a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) must withhold at a 30% rate unless the FFI or NFFE meets certain requirements or provides certain information to the U.S. person making the payment. Withholdable payments generally include fixed or determinable annual or periodical (“FDAP”) payments (such as our dividends) and gross proceeds from the sale or other disposition of any property of a type which can produce U.S.-source interest or dividends (such as our stock). FATCA withholding on U.S.-source FDAP payments (such as our dividends) is generally scheduled to commence July 1, 2014, and FATCA withholding on payments of gross proceeds (such as sales of our common stock) is generally scheduled to commence January 1, 2017. As a result of FATCA, we are likely to require certain information, representations or both from stockholders that are considered FFIs or NFFEs in order for them to avoid withholding under FATCA.

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, Non-U.S. Stockholders are urged to consult their own tax adviser regarding the U.S. federal income tax consequences of the holding, sale, exchange or other disposition of our common stock.

Backup Withholding

We are required in certain circumstances to backup withhold on certain payments paid to non-corporate stockholders of our common stock who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Failure to Qualify or Maintain Status as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as a regular, or “C,” corporation and our stockholders would be taxed as stockholders in such as regular, or “C,” corporation.

The Company

If we were to fail to qualify as a RIC, we would be subject to U.S. federal income tax on our taxable income at the graduated rates applicable to corporations, currently at a maximum rate of 35%. We would generally recognize gain or loss on the sale, exchange or other taxable disposition of an equity security equal to the difference between the amount we realize on the sale, exchange or other taxable disposition and our adjusted tax basis in such equity security. To the extent that we had a net capital loss in any tax year, the net capital loss could be carried back three years and forward five years to reduce our capital gains, subject to certain limitations. Unlike capital gains realized by individuals which may be eligible for preferential tax rates, our net capital gain generally would be subject to U.S. federal income tax at the regular graduated corporate rates. Although we generally would be subject to tax on the dividends, interest, and other income we receive from our investments, we would be taxed on only a portion (generally 30%) of the dividends we receive that are eligible for the dividends received deduction of section 243 of the Code, subject to the restrictions of sections 246 and 246A of the Code. In particular, to the extent that any of our borrowings caused us to hold “debt financed portfolio stock” subject to the rules of section 246A of the Code, the dividends received deduction (generally 70%) would be reduced to reflect the proportion of debt financed portfolio stock.

If we elect to become a RIC after operating as a C corporation, either because we do not qualify as a RIC in our first taxable year or because we fail to maintain RIC status following an election, that election to become a RIC will have US federal income tax consequences to us and our stockholders. First, RICs are not permitted to have any earnings and profits that preceded their becoming a RIC. Accordingly, pursuant to section 852(a)(2) of the Code, we will be required to distribute all of our earnings and profits to our stockholders prior to becoming a RIC. This may result in larger distributions, and more taxable income to our stockholders, than we would otherwise have made. Second, we will generally be taxed on the appreciated assets we own prior to becoming a RIC. We must pay tax at U.S. corporate income tax rates on these deemed gains, and the resulting tax will reduce the amounts that will be available for distribution to our stockholders in the future.

U.S. Stockholders

Distributions. Distributions by us in respect of our common stock would be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). This would be the case regardless of whether a stockholder receives cash or additional shares of our common stock pursuant to the Plan. Any such dividend would be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Stockholder that meets the holding period and other requirements for the dividends received deduction.

Dividends paid to certain non-corporate U.S. Stockholders (including individuals) would be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (generally at a maximum federal income tax rate of 20%), provided that the U.S. Stockholder receiving the dividend satisfies applicable holding period and other requirements applicable to qualified dividend income. If we made a distribution that exceeds our current and accumulated earnings and profits, that excess would be treated first as a tax-free return of capital to the extent of the U.S. Stockholder’s tax basis in our common stock, and thereafter as capital gain. Any such capital gain generally would be long-term capital gain if the U.S. Stockholder has held the applicable common stock for more than one year.

Sales of Stock. As discussed above, upon the sale, exchange or other taxable disposition of our common stock, a U.S. Stockholder generally would recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Stockholder’s adjusted tax basis in our stock. Any such capital gain or loss generally would be a long-term capital gain or loss if the U.S. Stockholder has held the common stock for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Stockholders (including individuals) are generally subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code.

Tax on Net Investment Income. Non-corporate U.S. Stockholders (including individuals) who exceed certain income thresholds are subject to a 3.8% tax on “net investment income,” subject to certain limitations and exceptions. For this purpose, net investment income generally includes dividends and capital gains from the sale or other disposition of stock, such as our common stock, including qualified dividend income and long-term capital gains that are generally subject to the 20% maximum federal income tax rate otherwise applicable to such income.

Non-U.S. Stockholders

Distributions. As discussed above under “U.S. Stockholders-Distributions,” distributions by us would be treated as dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a Non-U.S. Stockholder generally would be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Stockholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Stockholder would be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Stockholder), then the distributions would be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the non-U.S. Stockholder is subject to such U.S. income tax on distribution, then we are not required to withhold U.S. federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements.

If the amount of a distribution exceeded our current and accumulated earnings and profits, such excess would be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Stockholder’s tax basis in our common stock. To the extent that any distribution received by a Non-U.S. Stockholder exceeded the Non-U.S. Stockholder’s tax basis in our common stock and our current and accumulated earnings and profits, the excess would be treated as gain from the sale of the common stock and will be taxed as described in “Sales of Stock” below.

Sales of Stock. A Non-U.S. Stockholder generally would not be subject to U.S. federal income tax on gain realized on the sale, exchange or other non-redemption disposition of our common stock, unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Stockholder in the United States (or, if the Non-U.S. Stockholder is eligible for the benefits of a U.S. tax treaty, the gain is attributable to a permanent establishment in the United States of the Non-U.S. Stockholder); (ii) the Non-U.S. Stockholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a ‘‘tax home’’ in the United States; or (iii) we are or have been a U.S. real property holding corporation at any time within the five-year period preceding the date of disposition of our common stock or, if shorter, within the period during which the Non-U.S. Stockholder has held our common stock. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not expect to be treated as a U.S. real property holding corporation.

FATCA

FATCA would apply in the same manner as discussed above.

ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with an investment in us by a pension, profit sharing or other employee benefit plan, or other plan, account or arrangement that is subject to Title I of ERISA or Section 4975 of the Code and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, an “ERISA Plan”). THE FOLLOWING IS MERELY A SUMMARY, HOWEVER, AND SHOULD NOT BE CONSTRUED AS LEGAL ADVICE OR AS COMPLETE IN ALL RELEVANT RESPECTS. ALL INVESTORS ARE URGED TO CONSULT THEIR LEGAL ADVISERS BEFORE INVESTING ASSETS OF A PLAN IN US AND TO MAKE THEIR OWN INDEPENDENT DECISIONS.

A fiduciary of an ERISA Plan considering investing assets of an employee benefit plan or other retirement plan, account or arrangement in us should consult its legal adviser about ERISA, Section 4975 of the Code and any applicable similar laws before making such an investment. Specifically, before investing in us, each fiduciary should, after considering the plan’s particular circumstances, determine whether the investment is appropriate under the fiduciary standards of ERISA or other applicable similar laws including standards with respect to prudence, diversification, liquidity and the prohibited transaction provisions of ERISA, the Code and any applicable similar laws.

Regulations promulgated under ERISA by the United States Department of Labor at 29 C.F.R. & 2510.3-101, as modified by Section 3(42) of ERISA (the “DOL Plan Asset Regulations”), generally provide that when an ERISA plan acquires an equity interest in an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the Investment Company Act, the ERISA Plan’s assets include both the equity interest in the entity and an undivided interest in each of the underlying assets of the entity, unless it is established either that equity participation in the entity by “benefit plan investors” is not “significant” or that the entity is an “operating company,” in each case as defined in the DOL Plan Asset Regulations. However, Section 401(b)(1) of ERISA provides that if a plan invests in a security issued by an investment company registered under the Investment Company Act, plan assets include the security, but not, solely by reason of the investment, any of the assets of the investment company.

Since we are an investment company registered under the Investment Company Act, an ERISA Plan that acquires an equity interest in our common stock will not thereby have its assets deemed to include an undivided interest in our assets.

Subject to certain exceptions, ERISA prohibits, and the Code imposes an excise tax on, transactions between an ERISA Plan and a “party-in-interest,” as defined in ERISA, or a “disqualified person,” as defined in the Code. A non-exempt prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of the ERISA Plans, may therefore result in the imposition of an excise tax upon the “party in interest” or “disqualified person” with whom the ERISA Plan engaged in the transaction, and correction or unwinding of the transaction.

Consequently, the fiduciary of an ERISA Plan contemplating an investment in our common stock in the offering should consider whether we, any other person associated with the issuance of our common stock or any of their affiliates, is or might become a “party-in-interest” or “disqualified person” with respect to the ERISA Plan, and, if so, whether an exemption from such prohibited transaction rules is applicable.

Each purchaser of our common stock in the offering will be deemed to have represented, warranted and agreed that its purchase and holding of our common stock will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable similar law.

ANY POTENTIAL INVESTOR CONSIDERING AN INVESTMENT IN OUR COMMON STOCK THAT IS, OR IS ACTING ON BEHALF OF A PLAN IS STRONGLY URGED TO CONSULT ITS OWN LEGAL AND TAX ADVISORS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT UNDER ERISA, THE CODE AND ANY APPLICABLE SIMILAR LAWS AND ITS ABILITY TO MAKE THE REPRESENTATION DESCRIBED ABOVE.

CLOSED-END FUND STRUCTURE

We are registered as a non-diversified, closed-end management investment company under the Investment Company Act, commonly referred to as a “closed-end fund.” Closed-end management investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at net asset value. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end management investment companies are traded, they frequently trade at a discount to their NAV. See “Risk Factors—Risks Related to this Offering.” This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company’s net asset value may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to our Charter. Our shares of common stock are expected to be listed on the NASDAQ Global Select Market under the trading or “ticker” symbol “BANX.”

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of common stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares of Common Stock
Keefe, Bruyette & Woods, Inc.	1,095,600
Robert W. Baird & Co. Incorporated	875,600
Oppenheimer & Co. Inc.	655,600
BB&T Capital Markets, a division of BB&T Securities, LLC	281,600
Halliday Financial, LLC	281,600
JMP Securities LLC	281,600
Pershing LLC	281,600
Sterne, Agee & Leach, Inc.	281,600
Wunderlich Securities, Inc.	281,600
Williams Trading, LLC	41,800
Ascendiant Capital Markets, LLC	41,800

The underwriting agreement provides that the obligations of the underwriters to purchase the common stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of common stock (other than those covered by the over-allotment option described below) shown in the table above if any of the shares of common stock are purchased.

The underwriters propose to offer some of the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares common stock to dealers at the public offering price less a concession not to exceed $0.75 per share. The sales load we will pay of $1.25 per share is equal to 5% of the initial public offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per share on sales to other dealers. If all of the shares of common stock are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common stock purchased on or before November 13, 2013. The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

As part of our payment of our offering expenses, we have agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the underwriters in connection with this offering, including the review by Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the common stock and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the common stock. The total amount of such expenses paid by us to or on behalf of the underwriter will not exceed 1.5% of the gross offering proceeds.

The sum total of all compensation to the underwriters in connection with this public offering of common stock, including sales load and other expenses, will not exceed 6.5% of the gross offering proceeds.

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 660,000 additional shares of common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of common stock approximately proportionate to that underwriter’s initial purchase commitment.

We have agreed that, for a period of 180 days from the date of this prospectus, we will not, without the prior written consent of Keefe, Bruyette & Woods, Inc., on behalf of the underwriters, dispose of or hedge any common stock or any securities convertible into or exchangeable for common stock. Keefe, Bruyette & Woods, Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The underwriters have undertaken to sell common stock to a minimum of 400 beneficial owners in lots of 100 or more shares to meet the distribution requirements for trading. The common stock is expected to be listed on the NASDAQ Global Select Market under the symbol “BANX.”

The following table shows the sales load that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common stock.

	Paid by the Company
	No Exercise	Full Exercise
Per Share	$1.25	$1.25
Total	$5,500,000	$6,325,000

We and our Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common stock after trading in the common stock has commenced. No underwriter, however, is obligated to conduct market making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Keefe, Bruyette & Woods, Inc., on behalf of itself and the other underwriters, may purchase and sell common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares of common stock to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of common stock made in an amount up to the number of shares of common stock represented by the underwriters’ over-allotment option. In determining the source of common stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common stock available for purchase in the open market as compared to the price at which they may purchase common stock through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of common stock in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common stock in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common stock in this offering if the syndicate repurchases common stock to cover syndicate short positions or to stabilize the purchase price of the common stock.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common stock. They may also cause the price of common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representative may agree to allocate a number of shares of common stock to underwriters for sale to their online brokerage account holders. The representative will allocate common stock to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common stock may be sold by the underwriters to securities dealers who resell common stock to online brokerage account holders.

Prior to this offering, there has been no public or private market for our common stock or any other of our securities. Consequently, the offering price for the common stock was determined by negotiation among us, our Advisor and the representative. There can be no assurance, however, that the price at which the common stock trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common stock will develop and continue after this offering.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for our Advisor and its affiliates in the ordinary course of business, including provision of leverage to the Company and investments by the Company or affiliates of our Advisor in Underwriters or affiliates of Underwriters.

Prior to the initial public offering of common stock, shares of our common stock were purchased in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Ave., New York, New York 10019.

Notice to Prospective Investors in Switzerland. The shares of common stock may not be distributed (in the sense of article 3 of the Swiss Federal Act on Collective Investment Schemes (‘‘CISA’’)) in or from Switzerland and will not be listed on the SIX Swiss Exchange (‘‘SIX’’) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for prospectuses under the CISA, the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares of common stock or the offering may be distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering or the shares of common stock have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of common stock will not be supervised by, the Swiss Financial

Market Supervisory Authority FINMA, and the offer of the common stock has not been and will not be authorized under the CISA. The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of the common stock. The shares of common stock may not be distributed to any investors in Switzerland.

Notice to prospective investors in Australia. This document does not constitute a disclosure document under Chapter 6D of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”) or a product disclosure statement under Chapter 7 of the Corporations Act and will not be lodged with the Australian Securities and Investments Commission. Notwithstanding the above, if this document is received in Australia, any offer pursuant to it is void and incapable of acceptance other than to the extent that it has been received by any person who is:

(a)	an existing shareholder, and the offer of Common Stock does not result in a breach of the “20 investors ceiling” nor the “AUD2 million ceiling”, in circumstances to which section 708(1) of the Corporations Act applies;

(b)	a “sophisticated investor” under section 708(8) (a) or (b) of the Corporations Act;

(c)	a “sophisticated investor” under section 708(8) (c) or (d) of the Corporations Act who has provided an accountant’s certificate to the Company which complies with the requirements of section 708(8)(c)(i) or (ii) of the Corporations Act;

(d)	a “professional investor” within the meaning of section 708(11) of the Corporations Act; or

(e)	a “wholesale client” for the purposes of section 761G(7) of the Corporations Act (and related regulations) who has complied with all relevant requirements in this respect.

Shares of Common Stock must not be offered for resale within Australia within 12 months of them being issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 of the Corporations Act.

Abandoned Private Offering. This information is being provided pursuant to Rule 155(b) under the Securities Act. Between February 11, 2013 and May 31, 2013, we offered our stock in a proposed private placement (i) inside the United States to “accredited investors” (as defined in Rule 501(a) under the Securities Act) and (ii) outside the United States in “offshore transactions” (as defined in Rule 902(h) under the Securities Act), in each case to persons who were also “qualified purchasers” or “knowledgeable employees” (each as defined in the Investment Company Act). We terminated all offering activity with respect to that proposed private placement on May 31, 2013 in order to pursue this offering because we believed that we would attract more demand from investors as a listed and public-traded entity. At the time of termination, we had not established the size of the proposed private placement. We did not accept any offers to buy or indications of interest given in the abandoned private placement. This prospectus supersedes any offering materials used in the abandoned private offering.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected Rothstein Kass as our independent registered public accounting firm. Their principal business address is 4 Becker Farm Road, Roseland, New Jersey 07068.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, Delaware 19809 will serve as our administrator. We intend to pay the administrator a monthly fee computed at an annual rate of: 0.04% of our first $200 million of average daily Managed Assets, 0.03% of our next $300 million of average daily Managed Assets, 0.02% of our next $500 million of average daily Managed Assets, 0.015% of our next $4 billion of average daily Managed Assets and 0.01% of our average daily Managed Assets in excess of $5 billion.

The Bank of New York Mellon, c/o BNY Mellon Asset Servicing, AIM 111-0900, Atlantic Terminal Office Tower, 2 Hanson Place, Brooklyn, New York 11217, will serve as our custodian.

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and registrar for our common stock and serves as our dividend paying agent.

LEGAL MATTERS

Certain legal matters in connection with this offering will be passed upon for us by Nixon Peabody LLP, New York, New York. Certain legal matters in connection with this offering will be passed upon for the underwriters by Dentons US LLP, New York, New York.

TABLE OF CONTENTS OF THE STATEMENT

OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

StoneCastle Financial Corp.

We have audited the accompanying statement of assets and liabilities of StoneCastle Financial Corp. (the “Company”) as of September 9, 2013, and the related statement of operations for the period February 7, 2013 through September 9, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of September 9, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of September 9, 2013, and the results of its operations for the period February 7, 2013 through September 9, 2013, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey

September 12, 2013

StoneCastle Financial Corp.

Statement of Assets and Liabilities

As of September 9, 2013

Assets
Cash	$100,025
Receivable from Advisor for organizational costs	36,781
Deferred offering costs	652,533

Total assets	789,339

Liabilities
Payable for organizational costs	36,781
Accrued offering costs	652,533

Total liabilities	689,314

Total Net Assets	$100,025

Net Assets
Common Stock ($0.001 per value; 4,001 shares issued and outstanding)	$4
Paid-in capital in excess of par value	100,021

Total Net Assets	100,025

Shares Outstanding	4,001

Net Asset Value Per Share	$25.00

See Accompanying Notes to Financial Statements

StoneCastle Financial Corp.

Statement of Operations

For the period from February 7, 2013 to September 9, 2013

Investment Income
Investment Income	$—
Expenses
Organizational Expenses	36,781

Total Expense	36,781
Less: expenses reimbursable by Advisor	(36,781)

Net Expenses	—

Net Investment Income	$—

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

StoneCastle Financial Corp (the “Company”) is a newly organized non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “Investment Company Act”), as amended. The Company was organized on February 7, 2013, as a corporation pursuant to the laws of the state of Delaware. As a newly organized entity, the Company has no operating history. The Company has had no operations through September 9, 2013 other than those relating to organizational matters and the sale and issuance of 4,001 common shares of beneficial interest to StoneCastle Asset Management LLC (the “Advisor”) and an affiliate.

The Company’s primary investment objective is to seek a high level of current income, and to a lesser extent capital appreciation, through preferred equity, subordinated debt and common equity investments in U.S. domiciled community banks. There can be no assurance that the Company’s investment objectives will be achieved.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3. ADVISORY FEES

On September 4, 2013, the Company’s Board of Directors approved an Investment Management Agreement with the Advisor. The management fee will be paid quarterly in arrears and will be equal to 0.4375% (1.75% annualized) of assets at the end of each quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until the Company has invested at least 85% of the net proceeds received from the sale of common stock, the Advisor has agreed to reduce the management fee so that the portion of the management fee payable with respect to the Company’s assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the commencement of operations, the Advisor will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized). In addition, the Company will reimburse the Advisor for fees and expenses incurred on the Company’s behalf, including a pro rata portion of its administrative expenses.

NOTE 4. ORGANIZATIONAL AND OFFERING EXPENSES

While organization expenses of the Company of approximately $37,000 are being reimbursed by the Advisor, offering costs consisting of the initial prospectus and registration of the Company, currently estimated to be approximately $1,110,000 of which $652,533 have been incurred to date, will be paid by the Company and charged to paid-in capital upon the sale of the shares.

NOTE 5. OTHER FEES

The Bank of New York Mellon serves as the custodian and administrator, and provides all custody and administration, including portfolio accounting services, expense accrual and payment services and financial reporting services, tax accounting services and compliance control services. ComputerShare Inc. serves as the transfer agent and provides all transfer agency services including shareholder recordkeeping and dividend disbursement services.

NOTE 6. FEDERAL INCOME TAXES

The Company intends to elect to be treated, and intends to comply with the requirements to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 commencing with our initial taxable year.

NOTE 7. COMMITMENT TO PURCHASE SECURITIES

The Company entered into a purchase and sale agreement on August 23, 2013 with six separate entities (the “Sellers”) (TARP Preferred Holdco I, LLC, TARP Preferred Holdco II, LLC, TARP Preferred Holdco III, LLC, TARP Preferred Holdco IV, LLC, TARP Preferred Holdco V, LLC and TARP Preferred Holdco VI, LLC) to purchase an amount of preferred securities issued under the TARP Capital Purchase Program with an available outstanding par value of approximately $74.3 million. The purchase is contingent on all parties meeting certain conditions precedent to closing and must be consummated on or before November 22, 2013, subject to extension by mutual agreement among all parties. The Company is of the opinion that the purchase of the securities will be consummated shortly after the closing of the Company’s initial offering of shares.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Company and has determined that there were no subsequent events that require disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

StoneCastle Financial Corp.:

We have audited the accompanying special purpose schedule of investments to be acquired by StoneCastle Financial Corp. (a Delaware Corporation) (the “Company”) as of October 25, 2013. This special purpose schedule of investments to be acquired is the responsibility of the Company’s management. Our responsibility is to express an opinion on this special purpose schedule of investments to be acquired based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose schedule of investments to be acquired by StoneCastle Financial Corp. is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the special purpose schedule to be acquired by StoneCastle Financial Corp. An audit also includes, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the special purpose schedule of investments to be acquired by StoneCastle Financial Corp. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose schedule was prepared using the basis of presentation described in Note 2 and is not intended to be a complete presentation of the Company’s investments.

In our opinion, the special purpose schedule of investments to be acquired by StoneCastle Financial Corp. referred to above presents fairly, in all material respects, the investments to be acquired by StoneCastle Financial Corp. as of October 25, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, NJ

November 1, 2013

STONECASTLE FINANCIAL CORP.

SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE ACQUIRED BY STONECASTLE FINANCIAL CORP.

AS OF OCTOBER 25, 2013

Special Purpose Schedule of Investments to be acquired by StoneCastle Financial Corp. (“SOI”)

Issuer (1)	Dividend Rate (2)	Number of Preferred Shares (3)	Par Value (3)	Cost (4)	Fair Value of Investments (5)	Percentage of Fair Value of Investments
Taylor Capital Group - Rosemont, IL
Fixed Rate Cumulative Perpetual Preferred Stock, Series B	5% through 2/14/2014; 9% thereafter	46,818	$46,818,000	$46,818,000	$46,349,820	64%

Farmers Capital Bank Corporation - Frankfort, KY
Fixed Rate Cumulative Perpetual Preferred Stock, Series A	5% through 2/14/2014; 9% thereafter	10,417	$10,417,000	$10,417,000	$9,791,980	13%

First Financial Holdings, Inc. - Columbia, SC
Fixed Rate Cumulative Perpetual Preferred Stock, Series A	5% through 2/14/2014; 9% thereafter	6,619	$6,619,000	$6,619,000	$6,585,905	9%

LNB Bancorp, Inc. - Lorain, OH
Fixed Rate Cumulative Perpetual Preferred Stock, Series B	5% through 2/14/2014; 9% thereafter	5,839	$5,839,000	$5,839,000	$5,547,050	8%

Seacoast Banking Corporation of Florida - Stuart, FL
Fixed Rate Cumulative Perpetual Preferred Stock, Series A	5% through 2/14/2014; 9% thereafter	186	$4,650,000	$4,650,000	$4,603,500	6%

Total Investments			$74,343,000	$74,343,000	$72,878,255	100%

Notes:

1.	All investments are TARP securities issued by companies located in the United States. All investments are performing assets.
2.	Denotes dividends paid in cash.
3.	Pursuant to the Purchase and Sale Agreement (“PSA”), the Company may limit the amount of any individual security to 20% of SCFC’s total assets (with no more than one position exceeding 5% of its assets), and reduce the dollar amount to be purchased of any security in order to comply with such limitation provided that the Company shall acquire up to the maximum amount permissible under such limitations, subject to the conditions contained in the PSA.
4.	Excludes accrued and unpaid dividends. The final amount paid will include accrued and unpaid dividends.
5.	Represents the Fair Value of investments available for purchase to SCFC pursuant to the PSA.

The accompanying notes are an integral part of this Special Purpose Schedule of Investments to be acquired by StoneCastle Financial Corp.

STONECASTLE FINANCIAL CORP.

NOTES TO SPECIAL PURPOSE SCHEDULE OF INVESTMENTS TO BE ACQUIRED BY STONECASTLE

FINANCIAL CORP.

AS OF OCTOBER 25, 2013

NOTE 1 — BACKGROUND

StoneCastle Financial Corp. (“SCFC” or the “Company”) is a newly organized Delaware corporation established to make investments in community banks located throughout the United States. SCFC’s primary investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. SCFC anticipates focusing investments on preferred stock, subordinated debt and common equity in U.S. domiciled community banks. SCFC will seek to enhance its returns through the use of warrants, options or other equity conversion features.

SCFC has entered into a purchase and sale agreement (the “PSA”) to acquire a portfolio of securities from an unaffiliated institutional asset manager, subject to the closing of the initial public offering (the “Offering”), consisting of cumulative preferred securities issued by five bank holding companies (the “Initial Portfolio”) under the U.S. Department of Treasury’s Trouble Asset Relief Program’s (“TARP”) Capital Purchase Program (“CPP”).

Subject to adjustment as described in the PSA, the purchase price for the Initial Portfolio will be equal to the aggregate outstanding par amount of the Initial Portfolio (approximately $74.3 million) plus accrued but unpaid dividends. StoneCastle Asset Management LLC, the advisor to SCFC (the “Advisor”), selected the Initial Portfolio because it believes that the purchase of these securities is consistent with SCFC’s investment objectives and because it will expedite SCFC’s ability to deploy the proceeds of the Offering.

SCFC has amended the PSA to provide that the seller of the Initial Portfolio may terminate the PSA if SCFC has not closed on the purchase of the Initial Portfolio prior to November 22, 2013. SCFC may extend the deadline for the closing beyond November 22, 2013 by mutual agreement with the seller. In addition, the seller may sell the Initial Portfolio to third parties at any time in the case of an adverse credit event, or if the seller receives an unsolicited offer to purchase the Initial Portfolio at a higher price than SCFC’s purchase price, subject to SCFC’s right of first refusal to match any such unsolicited offer. In the case of a credit event, as defined in the PSA, SCFC may elect to not purchase some or all of the securities in the Initial Portfolio.

The foregoing description of the PSA is qualified by reference to the copy of the PSA filed as an exhibit to the registration statement for the Offering. While SCFC intends to consummate the purchase of the entire Initial Portfolio shortly after the closing of the Offering, there is no assurance that the Company will make such acquisition in a timely manner, in whole or in part.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Special Purpose Schedule of Investments to be acquired by StoneCastle Financial Corp. is expressed in United States dollars and the SOI has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of the SOI, in conformity with GAAP, requires management to make estimates and assumptions that affect the amounts disclosed in the SOI. Actual results could differ from those estimates.

NOTE 3 — INVESTMENT VALUATIONS AND FAIR VALUE MEASUREMENTS

The PSA transaction represents an arms’ length transaction.

SCFC’s board of directors has determined the fair value with respect to the five securities in the accompanying SOI as of October 25, 2013. In the absence of a sufficient number of observable inputs required for a Level 1 or 2 classification, SCFC currently classifies the five securities listed in the SOI as Level 3 assets. The fair value of each security was determined by utilizing price quotations obtained from a single dealer and a review of comparable companies, recent transactions and market conditions.

Assets and liabilities are classified based on valuation inputs that are used to determine fair value into three levels.

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that SCFC has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its board of directors. SCFC’s board will utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if SCFC’s Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by SCFC’s board of directors. SCFC’s board will regularly review and evaluate SCFC’s valuation methodology and any such valuation service it uses and the historical accuracy of such valuation methodologies. SCFC’s board will also review valuations of such investments provided by the Advisor and will assign the valuation it determines to best represent the fair value of such investments.

—	The fair value for publicly-traded equity securities and equity-related securities will be determined by using readily available market quotations from the principal market, if available. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value will be determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, SCFC will use the price of the exchange that it considers to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, will be used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, will be used. SCFC will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

—	An equity security of a publicly traded company acquired in a private placement transaction is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common stock or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common stock counterpart, less an applicable discount. Generally, the discount will initially be equal to the discount at which SCFC purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

—	SCFC’s board of directors may use the services of one or more regionally or nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, SCFC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. SCFC’s net asset value could be adversely affected if its determinations regarding the fair value of its investments were materially higher than the values that it ultimately realize upon the disposal of such securities.

—	Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

—	A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount.

—

Short-term securities, including bonds, notes, debentures and other fixed income securities and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

—	Other assets, including equity investments for which there is no market, will be valued at market value pursuant to written valuation procedures adopted by SCFC’s board of directors, or if a market value cannot be obtained (including with respect to classes of investments noted above) or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by SCFC’s board of directors. In making these determinations, SCFC’s board of directors intends to engage an independent valuation firm from time to time to assist in determining the fair value of SCFC’s investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. SCFC intends for such a third-party valuation firm to provide valuation advice with respect to approximately 25% of its investment portfolio each quarter.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to SCFC’s board of directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

Fair Value – Valuation Process

SCFC will value its assets in accordance with US GAAP and will rely on multiple valuation techniques, reviewed on a quarterly basis by its board of directors. As most of SCFC’s investments are not expected to have market quotations, its board of directors will undertake a multi-step valuation process each quarter, as described below:

—	Investment Team Valuation. Each investment will be valued by the investment professionals of the Advisor.

—	Third Party Valuation. SCFC expects that it will retain an independent valuation firm to provide a valuation report for each investment at least once per fiscal year.

—	Investment Committee. The investment committee of the Advisor will review the valuation report provided by the investment team and the independent valuation firm.

—	Final Valuation Determination. SCFC’s board of directors will discuss and review the valuations with the Advisor’s investment committee and, where warranted, with the independent valuation firm. SCFC’s board of directors will then determine the fair value of each investment in SCFC’s portfolio in good faith.

The following table presents information about the investments described in the SOI as of October 25, 2013.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value as of October 25, 2013
Preferred Equity	$—	$—	$72,878,255	$72,878,255

Preferred Equity

The SOI consists entirely of perpetual cumulative preferred equity issued under the TARP’s CPP that are not publicly traded. Preferred equity, also called preferred stock, is an equity security which may have any combination of features not possessed by common stock including properties of both equity and debt instruments. Preferred equity is senior to common stock, but subordinate to bonds in terms of claims on the assets of the issuer and may have priority over common stock in the payment of dividends and upon liquidation. Certain series of preferred equity may be senior, subordinate or pari passu to other series of preferred equity.

Investments in preferred equity may have fixed or variable dividend rates, which may be subject to rate caps and collars. Cumulative preferred securities generally require that if a company fails to pay a dividend (or any amount below the stated rate), it must make payment on such amount at a later time and these dividends accumulate with each passed dividend period. Preferred stock without this feature is called noncumulative and generally any dividends passed, but not paid in full, are lost if not declared. Certain issuances of preferred equity may have call features and be subject to repayment, both of which are at the option of the issuer.

The preferred stock described in the SOI was issued by financial institutions that are domiciled in the United States. Dividend rates on these securities are fixed at 5.0% through 2/14/2014, and are then 9.0% thereafter. As these are perpetual securities, there is no maturity date for these securities.

The value of securities that are not publicly traded may not be readily determinable. SCFC’s board of directors will determine the fair value of SCFC’s investments in good faith. When determining the fair value, the board of directors will also consider the impact of significant events affecting SCFC’s investments.

Summaries of the industry sector and geographic composition of the investment portfolio at fair value as a percentage of the total investments intended to be acquired as of October 25, 2013 are shown in the following tables.

Percentage of Total Fair Valued Investments intended to be Acquired as of October 25, 2013
Sector / Industry:
Financial / Financial Institutions	100%

State:
Illinois	64%
Kentucky	13%
South Carolina	9%
Ohio	8%
Florida	6%

Total	100%

NOTE 4 — CREDIT RISK

SCFC has broad discretion in making investments. Investments will generally consist of preferred equity, subordinated debt and common equity that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic, regulatory and political developments, may significantly affect the results of the investment and the value of investments.

The value of investments in preferred equity, subordinated debt and common equity may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in default and bankruptcy scenarios.

NOTE 5 — INTEREST RATE RISK

Certain issuances of preferred equity may have call features and be subject to repayment, both of which are at the option of the issuer, which may expose SCFC to interest rate risk. All of the securities listed in the SOI contain such a feature and are callable at any time at par. Interest rate risk may have an adverse effect on the value of SCFC’s investments in the event a security is called or repaid by the issuer and SCFC is unable to reinvest the proceeds in securities with a dividend yield or coupon equal to or greater than that of the security which has been called or redeemed.

In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

4,400,000 Shares

Common Stock

PROSPECTUS

November 6, 2013

Keefe, Bruyette & Woods A Stifel Company	Baird	Oppenheimer & Co.

BB&T Capital Markets	Halliday Financial	JMP Securities	Pershing LLC	Sterne Agee	Wunderlich Securities

Williams Trading LLC	Ascendiant Capital Markets, LLC

Neither we nor any of the underwriters have authorized anyone to provide information different from that contained in this prospectus. When you make a decision about whether to invest in our common stock, you should not rely upon any information other than the information in this prospectus. Neither the delivery of this prospectus nor the sale of our common stock means that information contained in this prospectus is correct after the date of this prospectus. This prospectus is not an offer to sell or solicitation of an offer to buy these shares of common stock in any circumstances under which the offer or solicitation is unlawful.